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THE CITISTREET(SM) FUNDS

[THE CITISTREET FUNDS LOGO]

                                   Annual report and notice of subadviser change December 31, 2001


                                   CitiStreet International Stock Fund

                                   CitiStreet Small Company Stock Fund

                                   CitiStreet Large Company Stock Fund

                                   CitiStreet Diversified Bond Fund
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Dear CitiStreet Funds Shareholders:

The U.S. equity market finished the second half of 2001 on a negative note. The S&P 500 closed the second half of the year down 5.6%, the Dow Jones Industrial Average dropped 3.6% and the NASDAQ Composite declined 9.8%. The U.S. equity market suffered a grim third quarter in 2001 when all major market indices posted negative returns for the quarter. The U.S. economy continued to experience a slowdown during the quarter and was showing signs of heading towards a recession. On September 11, 2001, the country suffered vicious terrorist attacks. The market tumbled when it was reopened with major equity indices continuing to decline. After a dismal third quarter, the U.S. equity markets rallied for substantial gains during the fourth quarter. Confidence in the long-term prosperity of both American companies and the economy fueled the asset flow back into the U.S. equity market. The U.S. fixed income market had a strong third quarter, but trailed U.S. stocks during the fourth quarter. The Lehman Brothers Aggregate finished the second half of the year up 4.7%. As in the U.S., the terrorist attacks on September 11th, and their aftermath, overshadowed international markets. The developed international markets, as measured by the MSCI EAFE index, ended the second half of the year with a return of -8.0% in U.S. dollar terms.

For the year ending December 31, 2001 the International Stock Fund outperformed its benchmark, the Morgan Stanley Capital International EAFE Index, by 0.17%, returning -21.44%. Helped by strong performance during the fourth quarter, the Small Company Stock Fund outperformed the Russell 2500 index by 0.35% for the year returning 1.57%. The Large Company Stock Fund returned -15.74% for the year, underperforming the S&P 500 Index by 3.85%. The Diversified Bond Fund ended the year with a return of 6.86%, trailing the Lehman Brothers Aggregate index by 1.58%.

We have also included on pages 2 through 11 a notice explaining the recent transfer of SG Cowen Asset Management, Inc., one of the three subadvisers for the Small Company Stock Fund, to TCW Investment Management Company. The notice contains details about this transfer.

As of December 31, 2001, the CitiStreet Funds held more than $1.6 billion in retirement assets managed on behalf of over 134,000 plan participants.

CitiStreet Funds Management LLC is committed to offering funds that are competitive over the long-term with a clear objective of delivering value to our participants.

We thank you for your continued confidence.

                              Very truly yours,

                              /s/ ROBERT C. DUGHI

                              ROBERT C. DUGHI
                              CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER CITISTREET FUNDS MANAGEMENT LLC

                                                                               1
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                             CITISTREET FUNDS, INC.

                      NOTICE OF NEW SUBADVISORY AGREEMENT
                  FOR THE CITISTREET SMALL COMPANY STOCK FUND

      CitiStreet Funds, Inc. is notifying you of a new subadvisory agreement for the CitiStreet Small Company Stock Fund (the "Fund").

      The business of SG Cowen Asset Management, Inc. ("SG Cowen"), one of the three subadvisers for the Fund, was recently transferred to an affiliated investment adviser, TCW Investment Management Company ("TCW"). In accordance with the federal securities laws, the Fund's subadvisory agreement with SG Cowen automatically terminated at the time of the transfer. Therefore, the CitiStreet Funds Board of Directors approved a substantially similar subadvisory agreement with TCW. Fees do not change under the new agreement. In addition, the subadviser's duties and obligations do not change under the new agreement.

      WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Under an order obtained from the Securities and Exchange Commission ("SEC"), the CitiStreet Funds Board of Directors is permitted to adopt, without shareholder approval, new subadvisory agreements with advisers who are not affiliated with CitiStreet Funds Management LLC (the "Manager"). Because TCW is not affiliated with the Manager, shareholders do not need to vote on the new subadvisory agreement. Instead, in accordance with our SEC order, we are providing you with this notice, which gives you the same information you would have received if we had asked you to vote on the agreement. We began distributing this notice on approximately February 28, 2002. As you can see, we have included this notice with the CitiStreet Funds Annual Report dated December 31, 2001.

      The following pages contain additional information about SG Cowen, TCW and the new subadvisory agreement. If you have any questions, please call us at 1-800-242-7884 or write to CitiStreet Funds at Two Tower Center,
P.O. Box 1063, East Brunswick, New Jersey 08816-1063.

      SG COWEN'S BUSINESS IS TRANSFERRED TO TCW
      SG Cowen is an indirect wholly-owned subsidiary of Societe Generale Asset Management, S.A. ("SG Asset Management"), which in turn is a wholly-owned subsidiary of Societe Generale, S.A. ("SG"), an international commercial and investment bank headquartered in France. SG Cowen has been a subadviser of the Fund since 1997.

      On July 6, 2001, SG Asset Management acquired a 51% interest in The TCW Group, Inc., which will increase to a 70% interest over five years. TCW is a wholly-owned subsidiary of The TCW Group, Inc. As a result of that acquisition, SG Cowen and TCW became affiliated.

      SG, SG Asset Management and TCW determined to transfer the asset management activities of SG Cowen to TCW. This transfer was effective December 14, 2001. William Church, who has served as

2
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portfolio manager for the Fund since 1997, became an employee of TCW and continues to serve as the Fund's portfolio manager.

      ADDITIONAL INFORMATION ABOUT TCW
      TCW and its affiliates, including Trust Company of the West, provide a variety of trust, investment management and investment advisory services. As of December 31, 2001, TCW and its affiliates had approximately $85 billion under management or committed for management in various fiduciary and advisory capacities.

      TCW currently serves as investment adviser to registered investment companies with a wide variety of investment objectives. Appendix A to this notice provides information about the registered investment companies advised by TCW with a similar investment objective as TCW uses for the Fund.

      TCW is a wholly-owned subsidiary of The TCW Group, Inc., which is a majority-owned subsidiary of Societe Generale Asset Management, S.A. ("SG Asset Management"), which in turn is a wholly-owned subsidiary of Societe Generale, S.A. ("SG"). TCW is located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. SG and SG Asset Management are located at Tour S.G. 17 cours Valmy, PARIS La Defense CEDEX, 92972.

      The current directors of TCW are Thomas E. Larkin, Jr., Marc I. Stern, Chairman, and Alvin R. Albe, Jr., President of TCW. Mr. Larkin, 62, is Vice Chairman of The TCW Group, Inc., TCW, and Trust Company of the West. Mr. Stern, 57, is Chairman of TCW, President and Director of The TCW Group, Inc. and Vice Chairman of Trust Company of the West. Mr. Albe, 48, is Executive Vice President and Director of Trust Company of the West, President and Director of TCW, and Executive Vice President of The TCW Group, Inc. The business address of
Messrs. Albe, Larkin and Stern is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

      APPROVAL OF NEW SUBADVISORY AGREEMENT WITH TCW
      As noted above, under the federal securities laws, when SG Cowen's asset management activities were transferred to TCW, the Fund's subadvisory agreement with SG Cowen automatically terminated. Since the Fund wanted to retain the services of the persons being transferred from SG Cowen to TCW, a new subadvisory agreement with TCW was required.

      On November 7, 2001, the CitiStreet Funds Board of Directors, including its independent directors, unanimously approved a new subadvisory agreement with TCW. The Board determined that the agreement was in the best interests of investors in the Fund. In making that determination, the Board considered a variety of factors, including those discussed below.

      First, the new subadvisory agreement with TCW is virtually identical to the old subadvisory agreement with SG Cowen. The only differences are the names of the subadviser and the date of the agreement. Otherwise, the terms of the two agreements are the same, including the subadvisory fee the Fund pays to the subadviser.

      Second, TCW will provide the Fund with the same services SG Cowen provided before the transfer. As noted, the same portfolio manager continues in that role for TCW. Other aspects of SG Cowen's services to the Fund, including the subadviser's use of soft dollar credits received on brokerage transactions, was not expected to change.

      Third, entering into the new agreement with TCW permits the Fund and the Manager to continue the strategy of allocating the Fund's assets among three subadvisers, each of which employs a different investment approach.

      ADDITIONAL INFORMATION ABOUT THE SUBADVISORY AGREEMENT
      As we have explained, the new subadvisory agreement is the same as the old subadvisory agreement except for the identity of the subadviser and the date. We summarize below the key terms of the agreement. We have also included the complete text of the new agreement as Appendix B to this notice.

      TCW's responsibilities under the agreement include:

       - managing the Fund's investment operations in accord with the Fund's investment objectives and policies;

       - consulting with the Manager to set investment to set investment strategies;

       -  supervising new investments;

       -  placing orders to purchase and sell investments;

       -  maintaining books and records on portfolio transactions;

       -  providing transactional information to the Fund's custodian; and

       -  providing records and other information to the Manager as necessary.

      The subadvisory agreement also sets TCW's liability for any losses by the Fund or the Manager, and the obligations of the Manager toward TCW. The agreement permits TCW and its directors, officers and employees to engage in other business and management.

      The subadvisory agreement may be amended by mutual consent. It may continue for more than two years only if it is annually reapproved by the CitiStreet Funds Board of Directors. The Manager, TCW or the Board of Directors may terminate the agreement on not less than 30 and not more than 60 days notice.

      The subadvisory agreement provides that the Fund will pay TCW a fee based on the following annual rates (which are the same rates the Fund paid to SG Cowen): 0.50% of the average daily assets up to and including $50 million, plus 0.45% of the average daily net assets over $50 million and up to and including $100 million, plus 0.40% of the average daily net assets over $100 million. During 2001, the Fund paid SG Cowen $502,703 in subadvisory fees.

4
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      The subadvisory agreement with SG Cowen was initially approved by the
CitiStreet Funds Board of Directors on February 8, 2000 and most recently re-approved by the Board on May 9, 2001. That subadvisory agreement was described in an April 2000 notice to shareholders. Shareholder approval was not required under the SEC order.

      CitiStreet Funds Management LLC serves as overall investment manager for the Fund and oversees the activities of the subadvisers. CitiStreet Equities LLC serves as the Fund's principal underwriter. Both entities are located at Two Tower Center, East Brunswick, New Jersey 08816.

      In 2001, the fund paid brokerage commissions to one broker affiliated with the Fund, the Manager or its subadvisers. The Fund paid commissions of $187,418 (36% of total Fund commissions) to State Street Capital Markets, an affiliate of the Manager and one of the Fund's other subadvisers.

                                   APPENDIX A

                          SIMILAR FUNDS ADVISED BY TCW

      The following chart provides information about all other funds advised by TCW that have an investment objective similar to the objective of the CitiStreet Small Company Stock Fund.

                                              Net Assets
Fund Name                                 (as of 12/31/2001)       Fee Rate
---------                                 ------------------  ------------------
TCW Galileo
Small Cap Growth........................    $268.9 million          1.00%*

TCW Galileo
Small Cap Value.........................    $ 11.2 million          1.00%*

The Glenmeade Fund, Inc. Small
Capitalization Growth Portfolio.........    $ 54.0 million         0.60%**

MSDW Small Cap Growth Fund..............    $407.4 million    0.40% of assets up
                                                               to $1.5 billion;
                                                              0.38% thereafter**
Allmerica Investment Trust
Select Strategic Growth Fund............    $ 35.1 million    0.85% of assets up
                                                               to $100 million;
                                                              0.75% thereafter**
Vantage Point Aggressive
Opportunities Fund......................    $117.5 million         0.63%**

--------------------------------------------------------------------------------

  * For these funds, TCW has agreed to reduce its fee to the extent necessary to limit ordinary operating expenses so that they do not exceed the trailing monthly expense ratio for comparable funds as calculated by Lipper, Inc.
 **  TCW serves as a subadviser for these funds.

                                   APPENDIX B

                        INVESTMENT SUBADVISORY AGREEMENT

      Agreement made as of this 14th day of December, 2001, among CitiStreet Funds, Inc., a Maryland corporation (the "Series Fund"), CitiStreet Funds Management LLC, a New Jersey limited liability company (the "Manager"), and TCW Investment Management Company, a California corporation (the "Subadviser").

      WHEREAS, CitiStreet Funds Management LLC has entered into a management agreement (the "Management Agreement") with the Series Fund, a diversified open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which CitiStreet Funds Management LLC will act as Manager of the Series Fund.

      WHEREAS, the Series Fund is currently divided into four separate series or Funds, each of which is established pursuant to a resolution of the Board of Directors of the Series Fund, and the Series Fund may in the future add additional Funds; and

      WHEREAS, the Manager has the responsibility of evaluating, recommending, and supervising investment advisers to each Fund and, in connection therewith, desires to retain the Subadviser to provide investment advisory services to the CitiStreet Small Company Stock Fund (the "Fund"), the Series Fund has the responsibility of compensating the investment advisers to each Fund and desires to retain the Subadviser to provide investment advisory services to the Fund, and the Subadviser is willing to render such investment advisory services.

      NOW, THEREFORE, the parties agree as follows:

1. (a) Subject to the supervision of the Manager and of the Board of Directors of the Series Fund, the Subadviser shall manage the investment operations of the assets of the Fund allocated by the Manager to the Subadviser (such assets referred to as the "Allocated Assets"), including the purchase, retention and disposition of portfolio investments, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus of the Fund (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus") and subject to the following understandings:

    (i) The Subadviser shall consult periodically with the Manager and they shall agree upon the current investment strategy for the Allocated Assets in the light of anticipated cash flows.

    (ii) The Subadviser shall provide supervision of the Allocated Assets' investments and determine from time to time what securities, options, futures contracts, and other investments included in the Allocated Assets will be purchased, retained, sold, or loaned by the Fund, and what portion of the Allocated Assets will be invested or held uninvested as cash.

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    (iii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws, and Prospectus of the Series Fund and with the instructions and directions of the Manager and of the Board of Directors of the Series Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations.

    (iv) The Subadviser will place orders for the securities, options, futures contracts, and other investments to be purchased or sold as part of the Allocated Assets with or through such persons, brokers, dealers, or futures commission merchants (including but not limited to persons affiliated with the Manager or Subadviser) as the Subadviser may select in order to carry out the policy with respect to brokerage set forth in the Series Fund's Registration Statement and Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment advice and management, the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers and futures commission merchants, and the brokerage and research services they provide to the Subadviser or the Fund. The parties agree that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis that certain brokers or futures commission merchants are able to provide. The parties further agree that brokers and futures commission merchants that provide such research and analysis may execute brokerage transactions at a higher cost to the Fund than would result if orders to execute such transactions had been placed with other brokers on the sole basis of ability to obtain the most favorable price and efficient execution. Therefore, notwithstanding the second sentence of this paragraph 1(a)(iv), the Subadviser is authorized to place orders for the purchase and sale of securities, options, futures contracts, and other investments for the Fund with brokers or futures commission merchants who provide the Subadviser with such research and analysis, subject to review by the Manager and the Series Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. The Series Fund and the Manager acknowledge that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

        When the Subadviser deems the purchase or sale of a security, option, futures contract, or other investment to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, options, futures contracts, or other investments to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution and to allocate the shares purchased or sold among the Series Fund and the Subadviser's other clients on a fair and nondiscriminatory basis, in a manner consistent with the Subadviser's fiduciary obligations to the Fund and to such other clients.

    (v) The Subadviser shall maintain all books and records with respect to the portfolio transactions of the Allocated Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of
Rule 31a-1 under the 1940 Act and by Rule 17e-1(c)(2) under the 1940 Act and shall render to the Series Fund such periodic and special reports as its Board of Directors or the Manager may reasonably request.

    (vi) The Subadviser shall provide the Series Fund's custodian on each business day with information relating to all transactions concerning the Allocated Assets and shall provide the Manager with such information upon request of the Manager.

    (vii) The investment management services provided by the Subadviser hereunder are not exclusive, and the Subadviser shall be free to render similar services to others.

    (viii) Absent specific instructions to the contrary provided to it by the Manager, and subject to the Subadviser's receipt of all necessary voting materials, the Subadviser shall vote all proxies with respect to investments of the allocated assets in accordance with the Subadviser's proxy voting policy as most recently provided to the Manager.

 (b) Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any directors, officers, or employees of the Subadviser or its affiliates.

 (c) The Subadviser shall keep the books and records with respect to the Allocated Assets required to be maintained by the Subadviser pursuant to paragraph 1(a)(v) hereof and shall timely furnish to the Manager or the Series Fund's custodian all information relating to the Subadviser's services hereunder needed to keep the other books and records of the Fund required by Rules 17e-1(c)(2) and 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided however that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rules 17e-1(c)(2) and 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a)(v) hereof.

 (d) The Subadviser agrees to maintain procedures adequate to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), and other applicable state and federal laws and regulations.

 (e) The Subadviser shall furnish to the Manager, upon the Manager's reasonable request, copies of all records prepared in connection with (I) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof.

 (f) The Subadviser agrees to provide upon reasonable request of the Manager or the Series Fund, information regarding the Subadviser, including but not limited to background information about the

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Subadviser and its personnel and performance data, for use in connection with efforts to promote the Series Fund and the sale of its shares.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

3. The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.50% of the average daily Net Allocated Assets up to and including
$50 million, plus a fee at an annual rate of 0.45% of the average daily Net Allocated Assets over $50 million and up to and including $100 million, plus a fee at an annual rate of 0.40% of the average daily Net Allocated Assets over $100 million. The term "Net Allocated Assets" means the Allocated Assets less related liabilities as determined by the Manager or its designee. This fee will be computed daily and paid monthly.

4. The Subadviser shall not be liable for any loss suffered by the Series Fund or the Manager as a result of any act or omission of the Subadviser in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement. The Series Fund shall indemnify the Subadviser and hold it harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Subadviser resulting from actions from which it is relieved of responsibility by this paragraph. The Subadviser shall indemnify the Series Fund and the Manager and hold them harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund and the Manager resulting from actions from which the Subadviser is not relieved of responsibility by this paragraph.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Series Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association.

7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Such materials may be furnished to the Subadviser hereunder by first class mail, overnight delivery service, facsimile transmission equipment, or hand delivery.

8. This Agreement may be amended by mutual consent, but the consent of the Series Fund must be obtained in conformity with the requirements of the 1940 Act.

9. Except as otherwise specifically provided in this Agreement, any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by certified or registered mail, return receipt requested and postage prepaid, (1) to the CitiStreet Funds, Inc. at Two Tower Center, East Brunswick, New Jersey 08816, Attention: President; (2) to CitiStreet Funds Management LLC at Two Tower Center, East Brunswick, New Jersey 08816, Attention: Secretary; or (3) to TCW Investment Management Company,
865 S. Figueroa Street, Los Angeles, CA 90017, Attention: President.

10. This Agreement shall be governed by the laws of the State of New Jersey.

11. This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                      CITISTREET INTERNATIONAL STOCK FUND

       The CitiStreet International Stock Fund returned (21.44)% for the year ended December 31, 2001. The MSCI EAFE Index returned (21.61)% for the same period. At year-end the Fund was invested 73% in Europe, 18% in Asia and 9% in North America.

       The following commentary was provided by BANK OF IRELAND ASSET MANAGEMENT (U.S.) LTD. ("BIAM"), co-investment subadviser to the CitiStreet International Stock Fund. BIAM managed 33% of the Fund as of December 31, 2001.

MARKET REVIEW

       The year 2001 ended on a positive note as global equity markets finally made some forward progress. Some 21 of the 23 countries that comprise the MSCI World Index posted positive returns for the final quarter of the year. Among developed markets, Japan was the quarter's worst performer, with the MSCI Japan Index declining by 5.93% in U.S. dollar terms. On the other hand, Finland was the quarter's best performer, with the MSCI Finland Index registering a 48.99% gain for the final three months of the year.

       For the full year, however, most markets remained in the red, with 21 of 23 developed markets declining during 2001. Australia and New Zealand were the only two MSCI country indices to post gains for the year, while the MSCI Finland index was the year's worst performing index, falling by 37.81% (despite its stellar fourth quarter performance).

       In a little less than a month, many equity markets had erased the impact of the September 11 attacks in the U.S. By the middle of October, the S&P 500 index, Germany's DAX 30 index and the British FTSE-100 index had all regained their early September levels. Indeed, the rally at the start of the fourth quarter continued at a modest pace to the year-end. That, however, was insufficient to erase the declines of earlier in the year as investors fretted about the severity of a global economic recession and the continued unwinding of the late 1990s technology bubble.

       At the end of 2001, the prevailing economic backdrop around the world was gloomy. U.S. companies cut jobs at the fastest pace since the last recession in 1990-91. Germany's business confidence indicator (the IFO survey) registered its largest drop since 1973, and Japanese industrial production fell at its fastest rate in more than 25 years.

       Even as the data seemed near its worst, investors began to anticipate economic recovery in 2002 and an improvement in corporate profitability. The rationale for the recovery rested on four major trends: an aggressive relaxation in interest rates; continued rationalization in corporate inventory levels in the U.S., Euroland and Japan; an easing in energy costs; and economic stimulus from rising government spending and/or tax reductions. That optimism fueled gains for the equity markets in the fourth quarter and declines for bond markets.

       Within the European family of nations, there were some wide disparities in economic performance. The German economy has been experiencing a painfully slow downturn over the past year, and those economies that had been enjoying strong growth have begun to slide in the same direction. On the positive side, there appears to be some signs that suggest the worst of the current slump may be about to pass. The Euroland economy is likely to record positive growth for the full year and may avoid the recession that has stalked much of the global economy. Historically, the region has achieved a more stable level of growth than that of the U.S. and this may make the slowdown feel less severe as a result.

       The European Central Bank (ECB) cut interest rates by half a percentage point in the fourth quarter, lowering its base rate to 3.25%. Since the beginning of the year, the ECB has shaved 150 basis points off this rate. This compares unfavorably with the 475 basis points that the Federal Reserve has slashed off the U.S. rate, although there has been some diminution of the criticism widely leveled at the ECB earlier in the year.

       European equity markets, as measured by the MSCI Europe ex U.K. index, rose 11.79%, led by a resurgence in telecommunication, electronic and media stocks as investors bet the worst of the declines for these previously out-of-favor sectors had passed. Financial, pharmaceutical and oil stocks underperformed the broader market.

       The U.K. economy has proven to be one of the most robust in the developed world. Although it is not insulated from the global slowdown, the economy has maintained a stellar level of growth relative to others. In the third quarter, gross domestic product rose 0.5%. Manufacturing industry contracted by 1.1% in quarter three, while the services sector posted a gain of 0.6%. Services account for two-thirds of the economy and have driven the expansion of recent years. Retail sales rose at a quicker pace than anticipated in November (with the biggest jump in 13 years) as the combination of lower interest rates, retail costs and unemployment contributed to buoyant spending patterns.

       The Bank of England cut interest rates on seven occasions through 2001. Most reductions have been of the magnitude of a quarter percentage point each time, totaling 200 basis points for the year. In the final quarter of the year, it reduced its benchmark rate to 4% from the 4.75% level it stood at following the coordinated action taken in the aftermath of the September 11 attacks.

       U.K. equities, as reflected by the MSCI U.K. index, rose 6.62%, led by the media and telecommunications sectors, as investors switched from defensive sectors to those stocks that may benefit relatively more in an economic upswing.

       Japan's economy demonstrated little sign of recovery during the third quarter, continuing its downward spiral to slip into yet another recession. Unemployment rose to record levels, dampening consumer spending, while the global downturn hit export markets. The economy contracted by 0.5% in the third quarter in line with expectations.

       It appears that the efforts of the Bank of Japan (BOJ) to combat deflation are having little effect in coaxing an increase in spending levels. The BOJ has pumped trillions of yen into the money market in an attempt to reverse the slide in lending, as the option of reducing interest rates is no longer available. Illustrating the perilous state of the banking industry, a large regional bank collapsed at the end of December.

       The government of popular Prime Minister Junichiro Koizumi has yet to deliver on its reform promises, although there has been some movement in that direction as the cabinet approved a draft budget plan for the next fiscal year. This will see a reduction in public works spending of 10% and a capping of social security costs. The Japanese yen weakened considerably in the third quarter as policy-makers steered clear of supporting the currency. With few fiscal instruments realistically available, the yen's slippage may boost the country's beleaguered export sectors and has received tacit cabinet approval. In the full year, the currency shed 13% of its value against the U.S. dollar.

       The Australian economy registered growth of 4.6% in quarter three, which was higher than expected and extends the period of economic outperformance. Increased consumer spending and rising exports have supported the economy. The central bank announced a quarter percentage point reduction in its official rate a week before the terrorist attacks in the U.S. and has implemented similar cuts since then to bring the base rate to 4.25%.

       Hong Kong's economy unexpectedly expanded in the third quarter as GDP rose 0.4% from the second quarter. This meant that the economy avoided slipping into recession following the contraction in the previous quarter. The economy was buoyed by a rise in corporate investment, which rose 3.7% from a year earlier. However, the unemployment rate rose to 5.8% in November, marking a 21-month high as exports fell amid global economic uncertainty. Hong Kong's exports fell 13.9% in October and domestic retail sales fell 6.1%.

       The Pacific region's stock markets joined the global equity market rebound after a dismal third quarter. The recovery was led mainly by those sectors likely to benefit from the aggressive easing in monetary policy around the world. The MSCI Pacific ex Japan index rose 20.04% in U.S. dollar terms.

PORTFOLIO REVIEW

       Technology-related stocks led our portion of the Fund upward during the fourth quarter in line with the movement in equity markets generally. Philips Electronics' share price was a stellar performer amid optimism that its cost-reduction efforts and an anticipated recovery in demand would restore the consumer-electronics maker to profitability. Early in the fourth quarter, Philips said it expected a loss of over U.S.$500 million in 2001-its first loss in five years-as consumers spent less on televisions, phones and refrigerators. Japanese-quoted Canon also surged, based on the expectation of a more than 20% increase in consolidated net profit in the year ended December 2001. This gain was achieved because of the weaker Japanese currency and cost cutting. Increased demand for printers and digital cameras also buoyed its sales. Sony was another noteworthy performer during the fourth quarter even as worries grew that the Japanese-quoted electronics giant would reduce its fiscal-year earnings estimate. The company reported an unexpected second-quarter loss as revenues slid with a decline in profits from electronic components. Sony's game division, however, posted a profit for the first time since the launch of PlayStation 2 in March 2000.

       Telecommunications stocks also rebounded strongly during the final quarter and, as a group, were among the best contributors. Vodafone Group thrived in the telecom recovery on hopes that the world's largest mobile phone company would be able to wring greater profitability from its existing subscriber base. Among telecom equipment makers, Alcatel had the biggest impact on our portion of the Fund as the company sought to cut costs (sales have been sliding from a slump in demand for network equipment). Nokia made significant gains after it announced that sales and earnings might be better than previously expected in the fourth quarter.

       Although financial stocks generally underperformed the broader markets during the fourth quarter, a number of financial-related stocks made significant contributions to the performance. U.K.-quoted Barclays released a trading statement in December that revealed its operations were progressing in line with market expectations. There was a large degree of relief in this for investors because some analysts had feared Barclays could have had some exposure to Enron. However, Barclays was a very strong performer over the period. National Australia Bank's (NAB) share price rose as investors seemed to take heart from the fact that its difficulties at its U.S. lending company, HomeSide, are behind it. Additionally, NAB initiated a share repurchase program for the first time in four years.

       Pharmaceutical stocks proved to be the biggest drag on performance during the last three months of 2001. This group was weak due to some concern about the strength of their new product pipelines. Additionally, in anticipation of an economic recovery, investors switched holdings out of this defensive sector into more economically sensitive areas. GlaxoSmithKline's share price dropped, although it reported a 20% increase in third-quarter earnings (as it achieved strong sales for its asthma treatment, Advair). Novartis suffered, even as the Swiss-quoted drug maker said it increased sales by 12% in the third quarter. This was propelled primarily by rising demand for its blood-pressure treatment, Diovan.

OUTLOOK

       The global economy will likely spend much of 2002 digging itself out of 2001's recession, with growth set to recover somewhat in the second half of the year. However, the strength of this recovery may not be quite as powerful as capital markets have anticipated (as reflected in the rapid rebound in equity markets and increases in bond yields).

       As the September 11 attacks on the World Trade Center illustrated, the uncertainties created by so-called exogenous shocks to the economy and markets have risen. While they are unlikely to have a meaningful direct economic impact, the debt default by Argentina's government and the Enron bankruptcy are further reflections of the increased risks. For the first time since the 1960s, the economies of the U.S., Japan and Germany (Euroland's largest economy) all contracted in the third quarter. That synchronized downturn may make it difficult for a widespread revival in global consumer demand, particularly as the employment situation continues to deteriorate in many economies.

       Nevertheless, equity markets have typically benefited from low interest rate environments-indeed, some of that benefit has been reflected already in the fourth quarter of 2001. With some time lag, economies should also ultimately gain from cheaper credit conditions. The benchmark interest rate is at a 40-year low in the U.S., lending rates are at their lowest level in more than a decade in Germany, and in Japan the central bank continues to pump more money into an economy with zero nominal interest rates.

       Japan continues to edge towards crisis but there is little sense of crisis in the actions of either the authorities or the majority of individual companies. There is considerable potential if decisive action is taken but we will wait for this to occur, rather than buy stocks in anticipation of restructuring that may never materialize. Yen weakness is another negative for Asian stocks as it erodes competitiveness at a time when Japanese import demand is already weak.

       We believe inflation is likely to remain benign, partly because energy prices should stabilize as oil-producing countries struggle to achieve unanimous reductions in output, and as wage increase pressures are likely to be subdued from weak labor markets. That makes a rapid rebound in short-term rates remote, and should underpin bond markets. As economic recovery takes hold, corporate profits could improve--helping to underpin valuations--and interest rates may rise somewhat. However, we do not believe the economic recovery will be so strong as to prompt an aggressive rise in interest rates.

       Expectations of economic recovery are reflected in a strong bounce in equity markets and a marked increase in bond yields. Cyclicals and tech stocks have led the rally, while financials have lagged. The markets tend to regard techs and cyclicals as interchangeable but this should not be so. Cyclicals will respond positively to a recovery in consumer spending, whereas considerable spare capacity and weak capital expenditure will continue to impact the tech sector, notably telecoms. The fourth quarter rebound in most stock markets has made many equities relatively more expensive. In some instances, the resurgence in tech stocks has pushed their price-earnings multiples to levels last seen near the sector's peak in March 2000. We believe now, as we did at their peak, that these valuations reflect unrealistic assumptions about future earnings growth. We continue to focus on companies that have tangible and consistent profits as well as high-quality franchises.

       In our opinion, markets will remain volatile as the forecasters agonize over whether we are in recession, recovery or boom. We believe that stocks with dependable top- and bottom-line growth will provide the best returns over the next few years and that the current valuations ascribed to cyclicals are too optimistic. Despite uncertainties about the macroeconomic outlook, there are a number of companies likely to produce good earnings growth and margin expansion independent of the economic cycle. Taking all of this into account we believe that there are no obvious sectors and/or geographic regions that are obvious winners in the current environment. Consequently we believe a continued judicious focus on stock selection will drive returns in 2002.

       The following commentary was provided by SMITH BARNEY FUND MANAGEMENT LLC, co-investment subadviser to the CitiStreet International Stock Fund. Smith Barney managed 33% of the Fund as of December 31, 2001.

       A series of extraordinary events influenced significantly the net asset value per share of the CitiStreet International Stock Fund.

PORTFOLIO DISCUSSION

       In several key aspects, 2001 was a studied contrast to trends that prevailed during 2000:

       - The U.S. Federal Reserve began a series of short-term interest rate cuts, designed to reinvigorate the slowing U.S. economy, which brought inflation adjusted short-term yields to multi-decade lows.

       - The trading value of the new European currency, the Euro, stabilized versus the U.S. dollar, compared with sharp falls last year.

       - Energy prices fell sharply toward the end of the year, a welcome from the increases a year before. The price falls occurred as expectations of global energy demand slid precipitously in the aftermath of the September atrocities and weakening industrial production. The reduction in energy prices serves as a massive tax cut for consumers and businesses in most of the developed international economies.

       - International growth stocks rallied at the very end of the period, after eighteen months of outperformance by international value stocks. The sustainability of that trend will depend on the depth and duration of the global economic slowdown.

EUROPE

       European equity markets declined as the U.S. slide into recession also slowed Europe's export oriented economies. In our opinion, the European Central Bank (ECB) was slow to recognize and act upon the contractionary risk. Subsequent to the September attacks, the ECB has reduced interest rates with far greater urgency. The sharp decline in trendline inflation has given the ECB latitude to trim short-term interest rates.

       The European equity markets are heavily weighted towards financial services stocks, especially banks and insurers. European banks have been aggressive acquirers of investment banking and capital market activities, and those equities suffered from the cyclical downturn of the financial markets. The insurance stocks also suffered from the decline of equities, which represent a far greater proportion of assets compared with U.S. insurers. The liabilities from the terrorist attacks weighed on these stocks.

       European investors had begun a significant reallocation of pension and personal portfolio assets away from fixed income instruments into equities in the preceding five years. The bear market of the past eighteen months has resulted in liquidation of equity mutual funds by European investors, which exacerbated volatility in the markets. We continue to believe that long-term asset allocations toward equities will continue given the structurally lowered nominal yields available from bonds. However, the bear market continues to test the resolve of European investors.

       The telecommunications stocks, which we favor in our portion of the Fund, were pariahs during much of the year due to concerns over indebtedness in the aftermath of the wireless license auctions. These stocks appear to have returned to investor favor given that the corporate balance sheets benefit from lower interest rates and their operations are primarily regionally focused rather than dependent on exports.

ASIA

       The Asian equity markets also suffered during the year. Many of these markets have a high representation of technology and technology related stocks. As the global technology depression came into clear focus, the Asian economies, as key manufacturers and assemblers of components and semiconductors, were subject to significant forecast downgrades. With capital spending intentions of multinationals in clear decline, the overall prospect for technology spending at this writing is not bright.

       Japan's population voted in a reform-minded Prime Minister with extraordinary popularity and a mandate for change. Yet the pace of change in Japan has been glacial and the financial system continues to be under pressure, weighed down by bad debts and deflation. Rising unemployment, to post-war highs, and a steady stream of bankruptcies underscores the fragility of Japan's domestic demand. Despite the statistical "cheapness" of stock in Japan, we remain underweight the market.

TOP HOLDINGS

       Our top holdings in the International Stock Fund reflect an eclectic mix of investment themes and portfolio emphasis. Our top holdings are illustrative of our growth-oriented stock selection criteria, which include strong financial structures, large business opportunities and stable, visionary management.

       Allianz of Germany is the largest insurer in Europe. The company is integrating a formidable array of financial service providers to supply comprehensive capital markets, insurance and asset management capabilities for corporates, individuals and public institutions.

       Capita is a leader in business process outsourcing in the United Kingdom to the private sector and local government institutions. A host of services are provided to clients, including customer service functions, human resources, training and software solutions.

       Hutchison Whampoa of Hong Kong is a conglomerate with particular strengths in telecommunications, property development and port operation. Management has an uncanny ability to opportunistically capture value in a diverse host of business sectors.

       Vodafone of the United Kingdom is the global leader in the operation of wireless communications networks with concentration in Europe and the United States.

       Nokia is Finland's leading exporter, with a world-class position in wireless infrastructure and mobile handsets. Nokia's technology visionaries continue to shape the wireless communications industry.

       Novartis of Switzerland is a global pharmaceutical powerhouse, with a range of products in the life sciences. The company has leading prescription and non-prescription medicines, eye care products, as well as food and nutritional products.

       Telefonica of Spain is the Iberian leader in a swath of communications services, including landline telephony, mobile communications, and pay television services. The company also has significant mobile and fixed telephony assets in Latin America.

       Serco of the United Kingdom is a leader in contract government outsourcing. Serco operates a diverse range of central government functions, including defense maintenance and training, transportation and logistics systems, and research facilities.

       Securitas of Sweden is a global leader in the provision of automated and manned guarding services. The company has expanded its primarily European focus in recent years through the acquisition of U.S. security leaders Pinkertons and Burns.

       Diageo of the United Kingdom is a global leader in the distilled spirits business. Through recent acquisition and consolidation activities, the company is evolving away from its former consumer conglomerate structure to a pure participation in branded spirits.

       The past year has been marked by exceptional investment challenges from a combination of the slowing global economy, the terrorist attacks in the U.S. and sharp swings of investor sentiment.

       The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), co-investment subadviser to the CitiStreet International Stock Fund. SSgA managed 34% of the Fund as of December 31, 2001.

       Stock markets globally made new lows toward the end of the third quarter 2001, in the wake of the terrorist attacks. The last quarter of the year saw markets rally sharply off the bottom.

       The recovery in stock prices was sparked by a number of factors. Early speculative buying was supported not only by some sporadic economic data suggesting that concern over a deepening recession had been overdone; but also, more critically, by the robust policy response. Led by the Federal Reserve, monetary authorities around the world reacted to the crisis of confidence by aggressively injecting liquidity into the system. International markets were encouraged by a full 0.50% cut by the European Central Bank (which had until this point been grudging in its lowering of rates) and similar easing by the Bank of England.

       Although the strategy clearly benefited in general from the sharp rotation into previously depressed growth-oriented stocks, holdings in telecommunications and in technology--particularly contract manufacturers and semi-conductors--performed extremely well. Having anticipated that technology would be likely to lead the market higher, the strategy benefited from significant exposure to semi-conductors within the consumer cyclical sector. Good stock selection within health care and financials also helped, albeit that these areas, as might be expected, performed less spectacularly well than the high beta sectors.

       Given the extent and speed of this recovery, some profits were taken in technology and communications and the active risk of the strategy reduced somewhat by shifting at the margin into health care and energy. Despite a return of some measure of investor confidence, 2002 looks certain to see reduced global growth and modest levels of corporate earnings. On a brighter note, these are the very conditions that tend to favor the well-capitalized dominant companies in which the strategy has largely invested. Within Europe especially, growth prospects seem better than those for the U.S. as the likelihood of inflation falling further may prompt further easing by the central banks. On the currency front, the introduction of euro notes and coins is likely to underpin that currency, which spiked upward sharply against the dollar before year-end, helping total returns.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                   IN THE CITISTREET INTERNATIONAL STOCK FUND
                              AND MSCI EAFE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 [LINE GRAPH]

         INTERNATIONAL STOCK FUND  MSCI EAFE
5/1/93                    $10,000    $10,000
6/1/93                     $9,899     $9,846
7/1/93                     $9,839    $10,193
8/1/93                    $10,323    $10,745
9/1/93                    $10,293    $10,505
10/1/93                   $10,958    $10,831
11/1/93                   $10,655     $9,887
12/1/93                   $12,077    $10,602
1/1/94                    $12,450    $11,501
2/1/94                    $11,965    $11,472
3/1/94                    $11,310    $10,979
4/1/94                    $11,572    $11,448
5/1/94                    $11,512    $11,385
6/1/94                    $11,200    $11,549
7/1/94                    $11,240    $11,662
8/1/94                    $11,291    $11,941
9/1/94                    $11,684    $11,567
10/1/94                   $11,936    $11,955
11/1/94                   $11,422    $11,383
12/1/94                   $11,234    $11,457
1/1/95                    $10,790    $11,020
2/1/95                    $11,014    $10,991
3/1/95                    $11,363    $11,680
4/1/95                    $11,795    $12,123
5/1/95                    $12,234    $11,981
6/1/95                    $12,255    $11,774
7/1/95                    $13,027    $12,510
8/1/95                    $12,844    $12,036
9/1/95                    $13,206    $12,274
10/1/95                   $12,862    $11,947
11/1/95                   $13,105    $12,283
12/1/95                   $13,368    $12,781
1/1/96                    $13,808    $12,836
2/1/96                    $13,931    $12,882
3/1/96                    $14,129    $13,159
4/1/96                    $14,456    $13,544
5/1/96                    $14,484    $13,298
6/1/96                    $14,461    $13,376
7/1/96                    $13,878    $12,988
8/1/96                    $14,507    $13,019
9/1/96                    $14,837    $13,368
10/1/96                   $15,007    $13,235
11/1/96                   $15,959    $13,764
12/1/96                   $16,290    $13,591
1/1/97                    $16,225    $13,118
2/1/97                    $16,449    $13,335
3/1/97                    $16,399    $13,387
4/1/97                    $16,439    $13,461
5/1/97                    $17,211    $14,340
6/1/97                    $17,753    $15,135
7/1/97                    $18,403    $15,383
8/1/97                    $16,782    $14,237
9/1/97                    $17,983    $15,037
10/1/97                   $16,550    $13,885
11/1/97                   $16,606    $13,746
12/1/97                   $17,125    $13,870
1/1/98                    $17,500    $14,508
2/1/98                    $18,593    $15,442
3/1/98                    $19,322    $15,921
4/1/98                    $19,432    $16,050
5/1/98                    $19,564    $15,976
6/1/98                    $19,787    $16,101
7/1/98                    $20,068    $16,268
8/1/98                    $17,516    $14,256
9/1/98                    $16,496    $13,822
10/1/98                   $17,748    $15,267
11/1/98                   $19,101    $16,053
12/1/98                   $19,670    $16,690
1/1/99                    $19,877    $16,645
2/1/99                    $19,759    $16,252
3/1/99                    $20,277    $16,935
4/1/99                    $21,254    $17,624
5/1/99                    $20,326    $16,720
6/1/99                    $21,076    $17,376
7/1/99                    $21,501    $17,897
8/1/99                    $21,463    $17,967
9/1/99                    $21,553    $18,152
10/1/99                   $22,400    $18,836
11/1/99                   $23,618    $19,495
12/1/99                   $26,072    $21,248
1/1/00                    $24,550    $19,901
2/1/00                    $25,509    $20,440
3/1/00                    $26,553    $21,236
4/1/00                    $25,268    $20,123
5/1/00                    $25,088    $19,635
6/1/00                    $25,863    $20,408
7/1/00                    $25,103    $19,556
8/1/00                    $25,314    $19,730
9/1/00                    $23,960    $18,773
10/1/00                   $23,485    $18,334
11/1/00                   $22,872    $17,650
12/1/00                   $23,815    $18,282
1/1/01                    $23,898    $18,273
2/1/01                    $22,029    $16,906
3/1/01                    $20,560    $15,787
4/1/01                    $21,812    $16,893
5/1/01                    $20,898    $16,310
6/1/01                    $20,035    $15,650
7/1/01                    $19,424    $15,367
8/1/01                    $18,686    $14,981
9/1/01                    $16,985    $13,467
10/1/01                   $17,567    $13,811
11/1/01                   $18,490    $14,321
12/1/01                   $18,796    $14,406

Average Annual Total Return for the periods ended 12/31/01: One Year: (21.44)% Five Year: 2.90% Since 5/17/93**: 7.63%

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.
------------
     *South Africa-Free from 5/93 - 12/93
    **Fund's inception date

                    MORGAN STANLEY CAPITAL INTERNATIONAL --
                       EUROPE, AUSTRALIA, FAR EAST INDEX

       The Morgan Stanley Capital International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 21 developed markets in Europe, Australasia and the Far East. The Index does not have expenses and is not an actual investment.

                      CITISTREET SMALL COMPANY STOCK FUND

       The CitiStreet Small Company Stock Fund returned 1.57% for the period ended December 31, 2001. The Russell 2500 Index returned 1.22% for the same period.

       The following commentary was provided by SG COWEN ASSET MANAGEMENT, co-investment subadviser to the CitiStreet Small Company Stock Fund. SG Cowen Asset Management managed 32% of the Fund as of December 31, 2001.

       Our small cap strategy, "The Search for Companies Poised for Growth", continued to outperform this year and maintains an excellent long term record. During 2001, we limited downside returns early in the year, shifted into selected bargain-priced technology and special situation stocks, and participated in the market rally that took place after the September 11th terrorist attacks.

OUR PHILOSOPHY

       As investors, we first seek companies that are selling at attractive valuations. We then look for potential catalysts that can bring companies to life, such as new management, products, technology or improving industry fundamentals. Our research team analyzes a company's fundamental strength, preferring those with improving balance sheets and cash flows, growing market share and experienced management with significant stock ownership. This investment philosophy and process which we call "The Search for Companies Poised for Growth" has been in place since 1986.

AS 2001 BEGAN

       We began 2001 with a significant focus in four areas: defense/personal security, energy, healthcare and property/casualty insurance. We expected the defense industry to benefit from the government surplus and the first uptick in spending after 15 years of declining military budgets. We captured much of the impact of the short-lived energy shortage in early 2001. Healthcare stocks also appeared to be inexpensive given that the government surplus was seen to bolster Medicare. Finally, property/casualty insurers began to benefit from rate relief in the industry, a consequence of consolidation. In addition, we were underweight in technology at the close of 2000 into 2001 as we became concerned about the dual problem of overvaluation and the continuing deterioration in fundamentals. As we moved through the year, we gradually took profits in energy, health care and insurance as these stocks hit our price targets.

       We reinvested the proceeds in selected beaten-down technology stocks such as Read-Rite, a supplier of magnetic recording heads for the hard disk drive market. The stock had reached $30 in the late 90's, only to fall to $4 in early 2001 and again after September 11th when we purchased it. The company was attractive because there had been several competitors in the industry, but due to significant consolidation, Read-Rite attained a 35% share of the market. The stock has since rebounded to $7. Another September 11th-related purchase was Brocade Communications Systems, a provider of switching solutions for storage area networks that we believed would be in heavy demand after the terrorist attacks. The stock was recently sold at a 50% profit. We ended the year with technology comprising about 20% of our portion of the Fund.

       Although the shrinking budget surplus/increasing budget deficit caused our enthusiasm for the healthcare area to diminish, it did not dim our outlook on personal security and defense-related stocks. The September 11th terrorist attacks bolstered this view. Herley Industries, one of our best performers, is an aerospace/defense stock specializing in microwave technology that provides components to the satellite and wireless markets worldwide. Other top performers over the past year include: Genta, a biotechnology company specializing primarily in cancer therapies; Calgon Carbon, an air and water purification company; PETsMART, a chain of more than 50 stores specializing in pet food, supplies and services; and Meridian Gold, one of the lowest cost gold mines in the world. As of December 31, 2001, the portfolio was broadly diversified across the economy.

LOOKING AHEAD

       We invest at a micro level, analyzing companies and their prospects, but we also think about macro events that can "change the rules". Many "change the rules" events are unpredictable such as the attacks on September 11th. The aftermath of those events, which is turning the government surplus into a deficit, has several ramifications including changes in health care, energy policy, and the emphasis in tech spending moving from consumer to defense applications.

       One "change the rules" event we are internally discussing is the potential move by actuaries to direct defined benefit pension fund assets from equities to higher yielding securities in lieu of the negative returns from equities over the last three years. Despite disappointing large cap equity returns, SMALL CAPS HAVE GENERATED POSITIVE RETURNS outperforming large over the last three years. Small cap stocks continue to remain cheap compared to large cap stocks and usually outperform when emerging from stock market and economic bottoms. Even if money moves from equities, we remain encouraged about the return prospects for small stocks.

       A second event we are currently eyeing is described by Don Coxe as "a beggar thy neighbor" policy of currency devaluations. The impact of these devaluations on neighboring countries' economic advantages could potentially have deflationary effects on U.S. companies' finished goods manufacturing profits. Just as the devaluation of the Brazilian currency impacted Argentina severely, will the slowly devaluing yen lead to other Asian devaluations against one another and to the dollar? Even before considering a potential Chinese currency devaluation, it is clear China is an economic force to be reckoned with since its reported growth was 5% this past year, while most countries struggled. More and more of the companies in our small company portfolio are being affected to some degree, some positive and some negative, by their Chinese exposures, and this will continue as China becomes a "Big Man on Campus" (e.g., part of the World Trade Organization).

       Federal Reserve ease and fiscal policy stimulus have as yet produced little evidence of a pickup in business spending. Additionally, zero percent financing has pulled consumer spending into 2001 at the expense of 2002. What has resulted from this stimulus is a stock market rally that has returned many stock market indexes to pre-Attack levels.

       While we have little doubt that the current fiscal and monetary policy will stabilize, rebalance, and lead to a recovery, it is important to consider the markets' continuing adjustment to the rule changing events of the last year.

       At this time of year, we, like many investors, contemplate what the next year will bring. One thing is certain. In this environment, we will continue to stick with our proven process and philosophy, disciplined by years in the business. With valuation as a guidepost, we will continue to look for smaller companies that are creating value for our shareholders. In this great country of ours, there are no shortage of candidates.

       The following commentary was provided by SALOMON BROTHERS ASSET MANAGEMENT INC., co-investment subadviser to the CitiStreet Small Company Stock Fund. Salomon Brothers Asset Management Inc. managed 34% of the Fund as of December 31, 2001.

       Following a difficult third quarter, small cap stocks rebounded significantly and ended the year in positive territory. The Russell 2000 Index rose 21.1% in the fourth quarter versus a 10.7% gain for the Standard and Poor's 500 Index. After underperforming for the first three quarters, growth stocks outpaced value in the fourth quarter with the Russell 2000 Growth Index gaining 26.2% versus 16.7% for the Russell 2000 Value Index. Growth's fourth quarter performance was not nearly enough to overtake Value on the year, as the Russell 2000 Growth Index lost 9.2% while the Russell 2000 Value Index gained 14.0%. The Standard and Poor's Index lost 11.9% while the NASDAQ Composite lost 20.8% this year.

       We began managing our portion of the Fund in May 2001. Our performance was helped mainly by stock selection, although portfolio allocation had an overall positive effect. Stock selection in the technology, healthcare, basic industry, and energy sectors greatly benefited our portion of the Fund. Also helping performance were our underweight positions in technology and healthcare. Our overweight position in basic industry hurt performance as did stock selection in communications. Key individual contributors to performance included healthcare issues Ligand Pharmaceuticals, QLT Inc., and Province Healthcare. Ensco International and Aeroflex Inc. round out the top five performers. Among the bottom five contributors were communications issues UnitedGlobalCom Inc. and Dobson Communications as well as technology issue Ulticom. Medarex and Rowan were also negative performers.

       We are not expecting significant improvement in the U.S. economy until the second half of 2002. We remain diversified across market sectors, consistent with our long-term strategy to search broadly for quality, small cap ideas. At this time we are still underweight in technology due to weak current fundamentals. We believe the first quarter of 2002 will be difficult and the fourth quarter run of 2001, while fortunate, has stretched valuations. We have been swapping out of stocks that ran in the fourth quarter of 2001 into companies with better valuations. We have added to software names because of better valuations versus hardware and believe that in a recovery, software stocks will benefit before hardware. While we continue to underweight healthcare, the sector accounts for almost 20% of our portion of the Fund. We continue to like biotech/pharmaceutical companies in late stage product development or which already have marketable products that are not licensed to corporate partners.

These names remain some of the most attractive investment opportunities. Also, we still believe commercial pricing and acquisition opportunities in rural hospitals have the best growth prospects and favor an overweight stance. We remain overweight in financials and continue to be invested in reinsurance and insurance brokerage stocks that should benefit from an improving pricing cycle. We also maintain significant weightings in high quality banks with exceptional franchises.

       The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), co-investment subadviser to the CitiStreet Small Company Stock Fund. SSgA managed 34% of the Fund as of December 31, 2001.

       Our portion of the Fund is managed using a passive approach, designed to keep the overall risk exposures tight to the benchmark index. Tracking was within expectations for the fourth quarter and the year.

       Small cap, as well as mid cap stocks, outperformed the large caps in the fourth quarter and for the year. The small cap segment of the market was one of the few areas that witnessed positive returns in 2001. Generally speaking, growth stocks dominated the fourth quarter outperforming by a significant margin, regardless of market cap.

       Information technology, energy, industrials and consumer discretionary were the best performing sectors in the fourth quarter. Information technology and consumer discretionary together accounted for over half the Russell 2500 index's positive return for the quarter. In fact, all ten sectors posted gains in the fourth quarter. For the year, five of the ten sectors posted positive returns. Consumer discretionary and consumer staples were the best performers in absolute terms, returning 24% and 19% respectively. In terms of positive contribution to the index's return, consumer discretionary and financials led the way, contributing 3.3% and 2.3% respectively. The index was dragged down, however, by telecommunication services and information technology, down 37% and down 19% respectively for the year. Information technology knocked 3.0% from the index's return while telecommunication services detracted 0.7%.

       The top three contributors to the index performance in the fourth quarter were Circuit City, Emulex, and Sci Systems. The worst performers in the fourth quarter were Rite Aid, AmerisourceBergen, and Express Scripts. For the year, the top contributors were Autozone, Office Depot, and Network Associates and the worst performers were Vertex Pharmaceuticals, E piphany, and Micromuse.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                   IN THE CITISTREET SMALL COMPANY STOCK FUND
                             AND RUSSELL 2500 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 [LINE GRAPH]

         SMALL COMPANY STOCK FUND  RUSSELL 2500
5/1/93                    $10,000       $10,000
6/1/93                     $9,790       $10,104
7/1/93                     $9,499       $10,169
8/1/93                     $9,830       $10,619
9/1/93                    $10,210       $10,820
10/1/93                   $10,812       $10,950
11/1/93                   $10,351       $10,598
12/1/93                   $10,963       $11,013
1/1/94                    $11,023       $11,361
2/1/94                    $11,344       $11,320
3/1/94                    $11,013       $10,768
4/1/94                    $11,293       $10,832
5/1/94                    $10,903       $10,720
6/1/94                    $10,362       $10,388
7/1/94                    $10,282       $10,670
8/1/94                    $11,334       $11,246
9/1/94                    $11,574       $11,132
10/1/94                   $11,996       $11,150
11/1/94                   $11,855       $10,666
12/1/94                   $12,024       $10,895
1/1/95                    $11,783       $10,874
2/1/95                    $12,351       $11,421
3/1/95                    $12,530       $11,700
4/1/95                    $12,752       $11,909
5/1/95                    $13,122       $12,160
6/1/95                    $14,612       $12,744
7/1/95                    $15,666       $13,495
8/1/95                    $15,832       $13,711
9/1/95                    $16,291       $13,968
10/1/95                   $15,626       $13,531
11/1/95                   $16,325       $14,108
12/1/95                   $15,899       $14,350
1/1/96                    $15,201       $14,451
2/1/96                    $16,043       $14,886
3/1/96                    $16,385       $15,190
4/1/96                    $17,623       $15,892
5/1/96                    $18,267       $16,323
6/1/96                    $16,919       $15,821
7/1/96                    $15,409       $14,663
8/1/96                    $16,822       $15,506
9/1/96                    $17,418       $16,178
10/1/96                   $16,108       $16,071
11/1/96                   $15,807       $16,847
12/1/96                   $15,391       $17,078
1/1/97                    $15,273       $17,549
2/1/97                    $14,347       $17,288
3/1/97                    $13,330       $16,505
4/1/97                    $13,206       $16,714
5/1/97                    $14,984       $18,254
6/1/97                    $15,515       $19,000
7/1/97                    $16,082       $20,114
8/1/97                    $16,701       $20,393
9/1/97                    $17,477       $21,727
10/1/97                   $16,628       $20,752
11/1/97                   $16,352       $20,845
12/1/97                   $16,434       $21,239
1/1/98                    $15,985       $20,914
2/1/98                    $17,245       $22,432
3/1/98                    $18,416       $23,417
4/1/98                    $18,484       $23,506
5/1/98                    $17,085       $22,415
6/1/98                    $17,056       $22,442
7/1/98                    $15,166       $20,901
8/1/98                    $11,700       $16,959
9/1/98                    $13,106       $18,163
10/1/98                   $13,968       $19,156
11/1/98                   $14,157       $20,105
12/1/98                   $15,019       $21,323
1/1/99                    $14,762       $21,287
2/1/99                    $13,739       $19,888
3/1/99                    $14,545       $20,314
4/1/99                    $15,943       $22,132
5/1/99                    $16,093       $22,475
6/1/99                    $17,091       $23,644
7/1/99                    $16,737       $23,180
8/1/99                    $16,396       $22,455
9/1/99                    $16,430       $22,120
10/1/99                   $16,302       $22,604
11/1/99                   $17,531       $23,882
12/1/99                   $20,524       $26,473
1/1/00                    $20,825       $25,864
2/1/00                    $23,818       $29,599
3/1/00                    $23,920       $29,146
4/1/00                    $21,540       $27,578
5/1/00                    $20,476       $26,254
6/1/00                    $22,935       $27,979
7/1/00                    $21,772       $27,265
8/1/00                    $24,344       $29,613
9/1/00                    $23,704       $28,651
10/1/00                   $22,992       $27,866
11/1/00                   $20,461       $25,413
12/1/00                   $22,593       $27,601
1/1/01                    $23,237       $28,510
2/1/01                    $21,555       $26,674
3/1/01                    $20,108       $25,209
4/1/01                    $21,998       $27,435
5/1/01                    $22,608       $28,261
6/1/01                    $22,924       $28,662
7/1/01                    $22,282       $27,636
8/1/01                    $21,603       $26,730
9/1/01                    $18,978       $23,271
10/1/01                   $20,278       $24,474
11/1/01                   $21,506       $26,454
12/1/01                   $22,897       $27,938

Average Annual Total Return for the periods ended 12/31/01: One Year: 1.57% Five
Year: 8.27% Since 5/17/93*: 10.13%

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.
------------
    *Fund's inception date

                               RUSSELL 2500 INDEX

       The Russell 2500 Index is a market capitalization weighted index of the 2,500 smallest companies in the Russell 3000 Index. (The Russell 3000 Index includes the 3000 largest U.S. companies based on total market capitalization.) The Russell 2500 is a measure of small to medium-small company stock performance. The Index does not have expenses and is not an actual investment.

                      CITISTREET LARGE COMPANY STOCK FUND

       The CitiStreet Large Company Stock Fund returned (15.74)% for the period ended December 31, 2001. The S&P 500 Index returned (11.89)% for the same period.

       The following commentary was provided by PUTNAM INVESTMENTS, co-investment subadviser to the CitiStreet Large Company Stock Fund. Putnam Management managed 35% of the Fund as of December 31, 2001.

MARKET HIGHLIGHTS

       Any retrospective on the year 2001 must by nature be divided into two distinct periods: before and after the events of September 11. Yet, it is surprising how quickly the U.S. equity market staged a powerful rebound from its post-attack lows.

       In the first half of 2001, the Federal Reserve Board attempted to steer the U.S. economy clear of recession, cutting interest rates six times in one of the fastest and most aggressive easing cycles in Fed history. Though meant to spark growth, the rapidity and depth of the cuts aroused greater concern about the health of the economy. Economic data pointed to ongoing slowdowns in manufacturing; much of the surplus manufacturing capacity remained in the technology sector.

       The U.S. equity market experienced extreme volatility, particularly in the first quarter. It regained some of its footing early in the second quarter, only to lose its bearings once again as pre-announcements of earnings disappointments coupled with economic uncertainty. The technology bear market persisted throughout the first quarter, but April brought a dramatic rotation to small- and mid-cap stocks. The S&P 500 and Nasdaq indices surged as investors shifted to cyclical areas that could benefit from lower rates and improved consumer confidence. In May, investors retreated and market favor shifted to value stocks. By the end of June, investors were reacting to any hint of good or bad news, reigniting market volatility.

       In the third quarter, the bear market fiercely reasserted itself even before September 11. While some experts thought the Fed's continued aggressive easing could help avert a recession, the equity markets continued to slide on disappointing corporate profit reports and mixed economic data. The terrorist attacks made a bad environment much worse, forcing a four-day shut-down of the New York Stock Exchange and a dramatic plummet in stock prices upon re-opening. The Fed's off-schedule 50-basis-point rate cut upon the resumption of trading combined with the Bush Administration's announcement of plans for economic stimulus could not stem the plunge as the Nasdaq, the Dow, and the S&P 500 lost 16%, 14%, and 12%, respectively, over the first post-tragedy week. Trading volume skyrocketed as investors dumped travel and leisure stocks, particularly airlines. Investors sought refuge in value-oriented stocks and investment-grade bonds. A stock market rally in the final week of September could not prevent the third quarter from ending as the worst quarter for stocks since 1987.

       The U.S. equity market dramatically rallied in the fourth quarter in the face of an ongoing and potentially protracted war, fears of more terrorist actions, rising unemployment, and the official declaration that the economy had, in fact, been in a recession since the spring. Stimulative monetary and fiscal policies, declining oil prices, news of military progress from Afghanistan, and revitalized consumption in the wake of patriotic calls to support the U.S. economy caused investors to turn optimistic. This positive turn of events was viewed as being able to help stanch the recession while potentially laying the groundwork for a recovery. Investors returned to the equity market and by mid-October the Nasdaq and S&P 500 had surpassed their pre-September 11 levels.

       The dramatic fourth-quarter turnaround does not, however, mask the fact that the equity market lost ground for the year as a whole. The S&P 500 was down 12%, the Dow fell 5%, and the Nasdaq tumbled 21%.

PERFORMANCE HIGHLIGHTS

       The bulk of the underperformance was the result of poor performance in the technology sector, especially stock selection in and an overweight of the software industry (BEA Systems, Micromuse). Holdings in data storage (Brocade) and an underweight in computer industry names (IBM) also hindered performance.

       In health care, lagging biotechnology holdings (Genentech) detracted from performance due to concerns over valuations within the industry. Consumer cyclicals, in particular retail cyclicals, detracted from relative performance due to an underweight in this stronger area. Select holdings in the retail cyclical sectors detracted from relative performance (HomeDepot) despite some strength in other names (AutoZone). Our portion of the Fund benefited from the consumer staples sector, especially overweighting broadcasting (Echostar) and media (Liberty Media), as investors turned to these areas in the prospect of economic recovery. Strength in conglomerates (Tyco) also contributed to relative performance.

OUTLOOK AND STRATEGY

       We believe that the rebound in global equity markets since mid-September heralds the onset of a healthier investment climate for stocks in 2002. Prospects for a U.S.-led upturn in economic growth appear to be improving, which should lead to a recovery in corporate profits.

       On an individual company level, we continue to believe that the best-performing stocks will be those that offer a combination of earnings growth and financial stability. We determine sector allocation through our bottom-up stock selection process, where we seek strong growing companies with excellent prospects. Our portion of the Fund is overweight in health care (pharmaceuticals and biotechnology) and consumer staples (broadcasting entertainment and services) and underweight in technology (computers and software), conglomerates, energy, and basic materials.

       The following commentary was provided by WELLINGTON MANAGEMENT COMPANY, LLP, co-investment subadviser to the CitiStreet Large Company Stock Fund. Wellington Management Company, LLP managed 31% of the Fund as of December 31, 2001.

PERFORMANCE

       Continued success in the war against terrorism, coupled with positive outlooks from a diverse set of companies jump-started a rally in U.S. equity markets during the fourth quarter. Stock selection was strongest within Industrials and Utilities. Negative results within the Consumer Discretionary, Telecommunications, and Financials sectors detracted from performance. Specifically, sentiment around MCDONALDS remained poor, as a prominent analyst downgraded the stock, and fears around discounting took its toll. Within the telecom sector, investors sold shares of all industry participants, as data continued to point towards weak demand and slowing growth in higher bandwidth subscriber additions, cutting into profitability.

       Although the increase in consolidation activity drove many biotechnology shares sharply higher in the fourth quarter (the Philadelphia Biotechnology Index climbed almost 30%), returns in the overall health care sector underperformed the market. However, unexpected earnings warnings from two large capitalization pharmaceutical companies, MERCK and BRISTOL MYERS SQUIBB, led to poor returns for drug stocks in the quarter. The Energy sector also trailed the overall market, as the price of oil hit a two-year low in November due to the initial inability of OPEC to curtail supply. However, oil prices recovered late in the quarter, as both non-OPEC and OPEC producers successfully cut output.

       In the fourth quarter, most U.S. indices regained much of the losses suffered from the previous quarter's sell-off. The S&P 500 Index rose 10% during the quarter but finished the year down almost -12%. The NASDAQ Composite surged 30% in the fourth quarter, erasing the loss from the third quarter, but still ended the year down -21%. Growth outperformed Value, as the Russell 1000 Growth returned 15% compared to the 7% gain of the Russell 1000 Value Index. Small and mid cap stocks also faired well during the quarter, as the Russell 2000 and S&P Midcap 400 returned 21% and 18%, respectively.

OUTLOOK

       Continued success in the war against terrorism, coupled with positive outlooks from a diverse set of companies jump-started a rally in U.S. equity markets during the fourth quarter. The technology sector led the market, as an important indicator for the semiconductor industry turned bullish in early October, resulting in a 40% surge in the Philadelphia Semiconductor Index for the quarter. Cyclical stocks also rose markedly from the sharp sell-off in September, as attractive valuations and economic data points suggesting a bottoming of the recession pushed shares higher.

       While economic weakness may linger for a few months, the bottom of this recession seems very near. The combination of monetary and fiscal stimulus, falling energy bills, and more stable financial markets gives us confidence that recovery will emerge by spring. We forecast annual average real GDP growth of just 0.7% for 2002, but the economy should be growing near 3% by year-end. In this environment, inflation will head lower. While the Federal Reserve may soon be through cutting interest rates, it will be some time before they contemplate tightening policy.

STRATEGY

       As always, our investment strategy is to combine our global industry analysts' "best ideas" within the large-cap value universe in a bottom-up stock selection process. Our portion of the Fund is broadly diversified across economic sectors and industries. Consequently, the sector weights remain closely aligned with the benchmark in an effort to minimize industry-specific risk and concentrate on stock selection.

       Though we still need to acknowledge the geopolitical risks that confront the world post-9/11, we are optimistic that the U.S. economy and financial markets can weather the uncertainties. Our conviction in an improving U.S. economy has risen since last quarter and we are now more confident for an economic recovery to show signs by mid 2002. The recession that now officially began in March 2001 will turn out to be one of the mildest on record.

       The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), co-investment subadviser to the CitiStreet Large Company Stock Fund. SSgA managed 35% of the Fund as of December 31, 2001.

       Our portion of the Fund is managed using a passive approach, designed to keep the overall risk exposures tight to the benchmark index. Tracking was within expectations for the quarter and the year.

       The S&P 500, representing approximately 80% of the U.S. equity market, underperformed slightly the broad market Wilshire 5000 for the year, as well as the fourth quarter. Growth stocks were the star performers in the fourth quarter, recouping some of the huge losses experienced earlier in the year. The S&P 500/BARRA Growth Index bested the S&P 500/BARRA Value Index by 506 basis points (13.02% vs. 7.96%). For the year, value outperformed growth as in 2000 but by a smaller margin. In 2001 the S&P 500/BARRA Growth Index was down 12.73% while the S&P 500/BARRA Value Index lost 11.71%.

       After being the worst performing sectors in the third quarter, information technology and consumer discretionary were the best performing sectors in the S&P 500 in the fourth quarter. Information technology gained nearly 35% and added 5.2% to the S&P 500's return. Consumer discretionary was up over 19% and added 2.32% to the index's quarterly return. Telecommunication services and utilities were the only sectors (out of the 10) that posted negative returns for the quarter. Telecommunication services lost nearly 10%, while utilities was down over 3%. Combined, however, those two sectors had less than a percent of negative return impact to the index.

       For the year, information technology, despite the fourth quarter's performance, and utilities were the worst performing sectors, losing 26% and 30% respectively. Information technology's performance contributed -5.09% to the index's return, nearly half the index's total loss for the year. Utilities, despite being one of the smallest sectors, knocked 1.30% off the index's return. Consumer discretionary and materials were the only sectors to post positive returns for the year, up 3.7% and 3.2% respectively. Combined they added less than 30 basis points of positive return however, not enough to offset losses seen elsewhere.

       The top three positive contributors to the S&P 500's return in the fourth quarter were all technology companies--Microsoft, Intel and IBM. The biggest negative contributors for the quarter were SBC Communications, Enron and Verizon. Two of the top three positive contributors for the year were technology companies, despite the sector being the worst performing. The top three were Microsoft, IBM and Bank of America. The biggest negative contributors for the year, as expected, were technology companies--Cisco, EMC and Oracle.

       The S&P 500 had 8 index changes during the fourth quarter of 2001, bringing the total to 30 for the year, a near 50% decrease from the 57 index changes in 2000.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                   IN THE CITISTREET LARGE COMPANY STOCK FUND
                               AND S&P 500 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 [LINE GRAPH]

         LARGE COMPANY STOCK FUND  S&P 500
5/1/93                    $10,000  $10,000
6/1/93                    $10,060  $10,032
7/1/93                    $10,139  $10,002
8/1/93                    $10,368  $10,371
9/1/93                    $10,298  $10,291
10/1/93                   $10,397  $10,514
11/1/93                   $10,238  $10,402
12/1/93                   $10,310  $10,530
1/1/94                    $10,709  $10,896
2/1/94                    $10,529  $10,592
3/1/94                    $10,070  $10,130
4/1/94                    $10,239  $10,273
5/1/94                    $10,359  $10,426
6/1/94                    $10,100  $10,173
7/1/94                    $10,429  $10,519
8/1/94                    $10,818  $10,940
9/1/94                    $10,419  $10,671
10/1/94                   $10,519  $10,919
11/1/94                   $10,159  $10,513
12/1/94                   $10,205  $10,669
1/1/95                    $10,360  $10,945
2/1/95                    $10,789  $11,372
3/1/95                    $11,070  $11,707
4/1/95                    $11,459  $12,051
5/1/95                    $11,929  $12,533
6/1/95                    $12,198  $12,824
7/1/95                    $12,664  $13,250
8/1/95                    $12,750  $13,283
9/1/95                    $13,295  $13,844
10/1/95                   $13,222  $13,794
11/1/95                   $13,822  $14,399
12/1/95                   $14,132  $14,677
1/1/96                    $14,636  $15,176
2/1/96                    $14,858  $15,317
3/1/96                    $15,001  $15,465
4/1/96                    $15,126  $15,692
5/1/96                    $15,428  $16,097
6/1/96                    $15,357  $16,158
7/1/96                    $14,680  $15,444
8/1/96                    $15,078  $15,770
9/1/96                    $15,785  $16,657
10/1/96                   $16,487  $17,117
11/1/96                   $17,767  $18,411
12/1/96                   $17,404  $18,047
1/1/97                    $18,147  $19,175
2/1/97                    $18,338  $19,324
3/1/97                    $17,605  $18,530
4/1/97                    $18,413  $19,636
5/1/97                    $19,596  $20,832
6/1/97                    $20,300  $21,765
7/1/97                    $22,180  $23,498
8/1/97                    $21,281  $22,182
9/1/97                    $22,667  $23,397
10/1/97                   $21,726  $22,616
11/1/97                   $22,450  $23,663
12/1/97                   $22,914  $24,070
1/1/98                    $23,031  $24,337
2/1/98                    $24,441  $26,092
3/1/98                    $26,054  $27,428
4/1/98                    $26,291  $27,705
5/1/98                    $25,836  $27,228
6/1/98                    $26,513  $28,334
7/1/98                    $26,118  $28,031
8/1/98                    $22,331  $23,977
9/1/98                    $23,164  $25,514
10/1/98                   $25,008  $27,589
11/1/98                   $25,870  $29,261
12/1/98                   $26,476  $30,946
1/1/99                    $26,666  $32,240
2/1/99                    $25,808  $31,237
3/1/99                    $26,621  $32,486
4/1/99                    $28,785  $33,744
5/1/99                    $27,930  $32,947
6/1/99                    $28,614  $34,776
7/1/99                    $27,716  $33,691
8/1/99                    $26,984  $33,522
9/1/99                    $25,576  $32,604
10/1/99                   $26,652  $34,667
11/1/99                   $26,138  $35,370
12/1/99                   $26,397  $37,454
1/1/00                    $24,750  $35,574
2/1/00                    $22,958  $34,900
3/1/00                    $25,258  $38,314
4/1/00                    $24,682  $37,162
5/1/00                    $24,369  $36,399
6/1/00                    $24,478  $37,296
7/1/00                    $24,077  $36,713
8/1/00                    $25,921  $38,994
9/1/00                    $24,903  $36,935
10/1/00                   $24,522  $36,779
11/1/00                   $21,979  $33,879
12/1/00                   $22,462  $34,045
1/1/01                    $22,997  $35,253
2/1/01                    $20,688  $32,038
3/1/01                    $19,304  $30,008
4/1/01                    $20,808  $32,340
5/1/01                    $20,918  $32,557
6/1/01                    $20,443  $31,764
7/1/01                    $20,087  $31,452
8/1/01                    $18,707  $29,483
9/1/01                    $16,941  $27,102
10/1/01                   $17,341  $27,619
11/1/01                   $18,696  $29,738
12/1/01                   $18,852  $29,998

Average Annual Total Return for the periods ended 12/31/01: One Year: (15.74)% Five Year: 1.61% Since 5/17/93*: 7.67%

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.
------------
    *Fund's inception date

                                 S&P 500 INDEX

       The S&P 500 Index is a market capitalization weighted index of 500 stocks chosen for market size, liquidity, and industry group representation. The Index does not have expenses and is not an actual investment.

                        CITISTREET DIVERSIFIED BOND FUND

       The CitiStreet Diversified Bond Fund returned 6.86% for the period ended December 31, 2001. The Lehman Aggregate Bond Index returned 8.44% for the same period.

       The following commentary was provided by SALOMON BROTHERS ASSET MANAGEMENT, INC., co-investment subadviser to the CitiStreet Diversified Bond Fund. Salomon Brothers Assets Management Inc. managed 34% of the Fund as of December 31, 2001.

PERFORMANCE

       The performance of the U.S. investment-grade fixed income market over the past year was good, especially when compared to the difficult period experienced by the global financial markets. For most of the year, bond prices rose as investors moved assets into fixed income markets from the equities market.

       Mutual fund flows were positive for both the fourth quarter and year. Investors in search of higher yielding paper rewarded the market with $2.7 billion of inflows in the fourth quarter and bringing year-to-date total inflows to $7.1 billion. Wireless contributed to the strong performance in the quarter, gaining 19.58%

ECONOMIC OUTLOOK

       Large macroeconomic imbalances in the investment and consumer sectors led the U.S. economy into recession. The correction of these imbalances in the investment sector is largely complete, but the low consumer savings rate implies that further adjustments in the consumer sector are required. Investment spending, not consumption, is likely to be the major swing factor as the economy moves from recession to recovery.

       As recovery takes hold, the Fed will have to tighten policy. This could happen as early as mid-year. Once tightening begins monetary policy is expected to move back to a more-or-less neutral stance relatively quickly. This implies a funds rate near 4% by year-end.

       Strong technicals, improving credit fundamentals and well-subscribed new issuance calendar in the first quarter of 2002 bodes well for the market.

       Our near term outlook on the fixed income market is positive. Our stable cash-flow driven investment style has kept us cautious on the market for 18 months. We believe that the longer-term positive effects of any future interest rate cuts from the Fed could be offset by several factors in the short run, including: 1) heightened concerns about defaults, 2) disappointing corporate profitability, 3) intensified concerns over the U.S. and global economies, 4) reduced secondary-market liquidity, and 5) continued equity market volatility.

STRATEGY

       We intend to keep moving toward a moderate overweight in the investment grade bond sector while being mindful of the credit quality in our holdings. In high yield, we continue to remain underweight in the Telecom sector. We are actively seeking opportunities to migrate from double-B credits to single B credits which meet our investment parameters.

       The following commentary was provided by WESTERN ASSET MANAGEMENT COMPANY, co-investment subadviser to the CitiStreet Diversified Bond Fund. Western Asset Management Company managed 34% of the Fund as of December 31, 2001.

       Our moderately long duration exposure had a substantially positive impact on performance as short- and intermediate-term yields declined, but this was largely offset by yield curve strategies, which were on balance structured to benefit from a flatter yield curve. Credit spreads were volatile during the year, but little changed on balance, as aggressive Fed easing helped offset the negative effects of an emerging U.S. recession. Thus our overweighting to credit sectors, and particularly our exposure to issues at the lower end of the quality scale and to the high-yield sector, was generally rewarded as generous spreads over Treasuries led to strong relative returns. Overweight mortgage-backed exposure also contributed to returns as nominal spreads were somewhat wider but tighter agency spreads helped option-adjusted spreads to narrow. Our emphasis on discount coupons and GNMAs also added to relative returns. Moderate exposure to TIPS, with an emphasis on the long end of the real yield curve, had a positive impact on returns as real yields fell and inflation was moderate.

       October opened with fears that the September terrorist attacks would trigger the onset of a deep and lasting recession. In November, the U.S. Treasury shocked the world by announcing the demise of the long bond. By December, al Qaeda was reeling and markets were consumed with projections of a recovery. As the curtains closed on yet another tumultuous quarter, short-term rates ended lower, thanks to more Fed easing; intermediate-term rates were higher, thanks to fears of future Fed tightening; and long-term rates were roughly unchanged.

       In the U.S., it does appear that we've seen the worst of the economic news. With help from lower short-term interest rates, modest reductions in taxes, lower energy prices and aggressive price discounting, the pace of layoffs has slackened, retail sales have held up, and the manufacturing sector shows signs of bottoming. It is too early, however, to say the economy as a whole has bottomed. We are still facing a variety of economic headwinds: historically high tax burdens (which are unlikely to drop soon since the impetus for fiscal stimulus has faded), high and rising unemployment, zero growth in personal income since last summer, unusually wide spreads, a strong dollar, deflated commodity prices, distressed conditions in Latin America and Japan, and an ongoing global economic slowdown. An upturn in activity is undoubtedly approaching, but at this point the evidence suggests an eventual recovery is still in the wings, unlikely to be vigorous, and more likely to be slow in developing. Meanwhile, low-inflation monetary fundamentals remain quite solid (e.g., the dollar remains quite strong, gold prices are low and stable, and real yields are relatively high), and these fundamentals are likely to be reinforced in the coming year by cyclical price-cutting forces as well.

       If the year ahead is indeed characterized by very low inflation and a modest pickup in demand, then short-term interest rates could remain at current levels for quite some time-contrary to the sharp increase projected by markets for the second half of next year. Sooner or later, a stabilization of the front end of the yield curve coupled with virtual price stability could provide the foundation for a decline in intermediate- and long-term yields. In light of the recent backup in yields, a moderately long duration position has become attractive from a valuation standpoint and also as a hedge against a recurrence of unexpected weakness. Term structure strategies focused on the long end of the curve and a flattening of the front end of the curve also look attractive at this time. TIPS continue to offer attractive real yields and hedging properties, and could benefit handsomely should the Fed err on the side of ease, or should the economy unexpectedly weaken. Corporate spreads remain attractive at these levels, but a cautiously optimistic approach and a higher-quality bias are still warranted given our outlook for a slow recovery and the pressure on earnings that this implies. The mortgage-backed sector looks reasonably attractive in this environment, but it should continue to be viewed as a source of funds for deployment into other sectors as opportunities arise and the yield curve flattens.

       The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), co-investment subadviser to the CitiStreet Diversified Bond Fund. SSgA managed 31% of the Fund as of December 31, 2001.

       Our portion of the Fund is managed using a passive approach, designed to keep the overall risk exposures tight to the benchmark index. Tracking was within expectations for the quarter and since inception.

GOVERNMENTS

       As has been the case all year, the Federal Reserve lowered its target rate on Federal Funds an additional 125 basis points to the current rate of 1 3/4%, the lowest that rate has been since the Kennedy presidential administration forty years ago. However, economic data released in the later part of the quarter suggesting the possibility of an end to the current recession and to many more rate cuts caused Treasury yields to spike higher, particularly in the month of November. From November 7 through December 7, the ten-year note was higher by over 100 basis points, the largest increase in that security since May of 1987. Also for the month of November, the Lehman Brothers Treasury Index posted its largest monthly return reversal in a decade. The October return for that Index was +2.77%; the November return was -2.48%. Five and ten-year Treasuries underperformed two-year and thirty-years, increasing 56 and 50 basis points respectively. Two-years were up 24 basis points and thirty-years were up 10 basis points for the time period.

       The Treasury Department announced the elimination of the thirty-year Treasury auction as well as the thirty-year TIPS auction and increased the size of its regular (monthly) two-year auction from $10 billion to $20 billion.

INVESTMENT GRADE CREDIT

       The Lehman Brothers Credit Index's excess return (return over comparable Treasuries) for the fourth quarter was 156 basis points. For the year the excess return was 254 basis points, a very impressive showing, particularly given the huge ($584 billion, 80% bigger than 2000) new-issuance calendar for the time period. Much of the quarterly excess return came from the triple B sector, a sector that was beaten-up after the September 11th attacks.

       Enron filed for bankruptcy protection on December 2, the largest such filing in history. The final chapter to this episode in business history is a long way from being written.

       A record-breaking amount of debt fell out of the investment grade universe in December. Fifteen billion dollars worth of bonds were relegated to the "junk" pile as a result of downgrades by Moody's Investors Services, the rating agency Lehman Brothers uses to trigger additions or deletions to their indices. Issuers such as Calpine Corp. and Mirant Corp. in the energy field (casualties of the Enron debacle) and such familiar names as Kmart and Hilton Hotels were a few of the companies affected.

MORTGAGES

       Mortgages posted their worst quarter of the year during the last three months of 2001 as mortgage rates hit their lowest level in thirty years. The Lehman Brothers MBS Index returned 0.07% for the 4th quarter, underperforming the Treasury Index on an excess-return basis by 74 basis points. This negative performance led to mortgages underperforming Treasuries for the year, posting minus 68 basis points of excess return versus Treasuries for 2001.

       Yield volatility rose dramatically during the quarter as the market wrestled with the timing of an eventual economic recovery and the resultant end to further Federal Reserve eases. As a result, on a zero-volatility basis, MBS widened to Treasuries by 6 basis points. However, taking into account this dramatic volatility increase, the MBS sector actually tightened to Treasuries. Additionally, with the aforementioned spike in ten-year Treasury rates in November, the duration of the MBS Index increased from 1.46 years on October 31 to 2.6 years on November 30. This represents the largest monthly change ever.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                    IN THE CITISTREET DIVERSIFIED BOND FUND,
                         THE SALOMON CORE +5 BOND INDEX
                  AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 [LINE GRAPH]

         DIVERSIFIED BOND FUND  LB AGGREGATE INDEX**  SSB CORE +5
5/1/93                 $10,000               $10,000      $10,000
6/1/93                 $10,339               $10,181      $10,221
7/1/93                 $10,429               $10,239      $10,294
8/1/93                 $10,798               $10,418      $10,489
9/1/93                 $10,928               $10,446      $10,524
10/1/93                $11,138               $10,485      $10,562
11/1/93                $11,018               $10,396      $10,449
12/1/93                $11,039               $10,452      $10,513
1/1/94                 $11,156               $10,593      $10,677
2/1/94                 $10,900               $10,409      $10,471
3/1/94                 $10,622               $10,152      $10,152
4/1/94                 $10,387               $10,070      $10,068
5/1/94                 $10,377               $10,069      $10,062
6/1/94                 $10,334               $10,047      $10,024
7/1/94                 $10,582               $10,247      $10,250
8/1/94                 $10,550               $10,260      $10,253
9/1/94                 $10,345               $10,109      $10,065
10/1/94                $10,291               $10,100      $10,045
11/1/94                $10,280               $10,077      $10,030
12/1/94                $10,401               $10,147      $10,130
1/1/95                 $10,632               $10,348      $10,363
2/1/95                 $10,925               $10,594      $10,637
3/1/95                 $11,023               $10,659      $10,700
4/1/95                 $11,188               $10,808      $10,863
5/1/95                 $11,708               $11,226      $11,377
6/1/95                 $11,832               $11,308      $11,463
7/1/95                 $11,748               $11,283      $11,417
8/1/95                 $11,923               $11,420      $11,572
9/1/95                 $12,088               $11,531      $11,703
10/1/95                $12,308               $11,681      $11,878
11/1/95                $12,519               $11,856      $12,089
12/1/95                $12,730               $12,022      $12,283
1/1/96                 $12,763               $12,101      $12,357
2/1/96                 $12,308               $11,891      $12,090
3/1/96                 $12,141               $11,807      $11,983
4/1/96                 $12,023               $11,741      $11,864
5/1/96                 $11,972               $11,718      $11,848
6/1/96                 $12,168               $11,875      $12,024
7/1/96                 $12,189               $11,907      $12,053
8/1/96                 $12,092               $11,887      $12,014
9/1/96                 $12,398               $12,093      $12,257
10/1/96                $12,787               $12,362      $12,577
11/1/96                $13,125               $12,573      $12,823
12/1/96                $12,901               $12,456      $12,677
1/1/97                 $12,916               $12,495      $12,721
2/1/97                 $12,934               $12,526      $12,733
3/1/97                 $12,709               $12,387      $12,564
4/1/97                 $12,967               $12,573      $12,770
5/1/97                 $13,085               $12,692      $12,902
6/1/97                 $13,287               $12,843      $13,079
7/1/97                 $13,823               $13,190      $13,500
8/1/97                 $13,601               $13,078      $13,345
9/1/97                 $13,847               $13,272      $13,571
10/1/97                $14,091               $13,464      $13,793
11/1/97                $14,261               $13,526      $13,872
12/1/97                $14,441               $13,663      $14,027
1/1/98                 $14,655               $13,837      $14,214
2/1/98                 $14,646               $13,826      $14,202
3/1/98                 $14,672               $13,873      $14,259
4/1/98                 $14,749               $13,946      $14,335
5/1/98                 $14,931               $14,078      $14,491
6/1/98                 $15,072               $14,198      $14,623
7/1/98                 $15,119               $14,227      $14,642
8/1/98                 $14,919               $14,459      $14,867
9/1/98                 $15,528               $14,798      $15,246
10/1/98                $15,478               $14,719      $15,132
11/1/98                $15,767               $14,803      $15,255
12/1/98                $15,750               $14,848      $15,300
1/1/99                 $15,849               $14,953      $15,427
2/1/99                 $15,429               $14,691      $15,114
3/1/99                 $15,539               $14,772      $15,194
4/1/99                 $15,635               $14,819      $15,246
5/1/99                 $15,358               $14,689      $15,081
6/1/99                 $15,245               $14,642      $15,000
7/1/99                 $15,123               $14,581      $14,914
8/1/99                 $15,120               $14,573      $14,889
9/1/99                 $15,319               $14,742      $15,087
10/1/99                $15,379               $14,797      $15,138
11/1/99                $15,411               $14,795      $15,129
12/1/99                $15,320               $14,724      $15,041
1/1/00                 $15,311               $14,676      $14,995
2/1/00                 $15,579               $14,853      $15,190
3/1/00                 $15,799               $15,049      $15,410
4/1/00                 $15,612               $15,006      $15,345
5/1/00                 $15,458               $14,998      $15,313
6/1/00                 $15,960               $15,310      $15,667
7/1/00                 $16,160               $15,450      $15,820
8/1/00                 $16,433               $15,674      $16,067
9/1/00                 $16,464               $15,772      $16,168
10/1/00                $16,569               $15,876      $16,272
11/1/00                $16,841               $16,137      $16,557
12/1/00                $17,235               $16,437      $16,888
1/1/01                 $17,616               $16,705      $17,180
2/1/01                 $17,771               $16,850      $17,340
3/1/01                 $17,778               $16,934      $17,418
4/1/01                 $17,650               $16,864      $17,315
5/1/01                 $17,652               $16,966      $17,433
6/1/01                 $17,687               $17,030      $17,490
7/1/01                 $18,098               $17,411      $17,929
8/1/01                 $18,302               $17,610      $18,143
9/1/01                 $18,445               $17,815      $18,335
10/1/01                $18,912               $18,187      $18,738
11/1/01                $18,611               $17,937      $18,448
12/1/01                $18,460               $17,822      $18,322

Average Annual Total Return for the periods ended 12/31/01: One Year: 6.86% Five
Year: 7.43% Since 5/17/93*: 7.40%

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.
------------
     *Fund's inception date
    **The Fund changed its benchmark index from the Salomon Core +5 Index to the Lehman Brothers Aggregate Bond Index due to the Fund's change in strategy from a long-term bond fund to a diversified bond fund as of May 1, 2001.

                      LEHMAN BROTHERS AGGREGATE BOND INDEX

       The Lehman Brothers Aggregate Index is an index of U.S. investment-grade fixed-rate bonds with maturities greater than one year, including government and corporate bonds. The Index does not have expenses and is not an actual investment.

       THE INFORMATION AND VIEWS PROVIDED BY THE SUBADVISERS ARE AS OF THE DATE SPECIFIED, ARE SUBJECT TO CHANGE, AND DO NOT CONSTITUTE, AND SHOULD NOT BE CONSTRUED AS, INVESTMENT ADVICE OR RECOMMENDATIONS WITH RESPECT TO THE SECURITIES MENTIONED. THEY ARE NOT NECESSARILY REPRESENTATIVE OF THE OPINIONS AND VIEWS OF OTHER PORTFOLIO MANAGERS FOR THAT SUBADVISER OR ANY OF THE OTHER SUBADVISERS. PAST PERFOMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                       This Page Intentionally Left Blank

 Statements of Assets and Liabilities
 CitiStreet Funds, Inc. (formerly American Odyssey Funds, Inc.) / December 31, 2001

                                 CitiStreet     CitiStreet     CitiStreet     CitiStreet
                                International  Small Company  Large Company  Diversified
                                 Stock Fund     Stock Fund     Stock Fund     Bond Fund
                                -------------  -------------  -------------  ------------
ASSETS
  Investments in securities,
    at cost...................  $402,527,477   $284,444,939   $530,799,756   $600,259,527
-----------------------------------------------------------------------------------------
Investments in securities, at
  value (see accompanying
  Portfolio of Investments)
  (Note 2)....................  $364,783,366   $299,459,454   $500,857,027   $603,758,113
Cash..........................    19,188,684     18,624,309     11,793,271     79,048,039
Cash, denominated in foreign
  currency (cost, $731,334)...       776,317             --             --             --
Receivables for:
  Investment securities
    sold......................            --      1,639,608      5,758,851        113,275
  Capital share
    subscriptions.............       161,438        229,127        423,289        541,459
  Unrealized appreciation on
    forward foreign currency
    contracts (Note 8)........       156,938             --             --             --
  Interest....................        38,861         42,968        106,291      6,770,834
  Dividends...................        95,342        163,276        461,115             --
  Foreign tax reclaims........       392,594          6,601          3,455             --
  Variation margin on open
    futures contracts (Note
    6)........................            --             --             --         79,297
                                ------------   ------------   ------------   ------------
  Total assets................   385,593,540    320,165,343    519,403,299    690,311,017
                                ------------   ------------   ------------   ------------
LIABILITIES
Payables for:
  Premiums on options written
    (Note 7)..................            --             --             --         12,687
  Investment securities
    purchased.................     1,599,660      3,160,422      5,613,735             --
  Delayed delivery
    transactions (Note 9).....            --             --             --     68,302,284
  Payable upon return of
    securities loaned (Note
    2)........................    15,394,589     39,853,073     40,534,717     90,229,847
  Capital share redemptions...             9             --             15             56
  Unrealized depreciation on
    forward foreign currency
    contracts (Note 8)........        28,661             --             --             --
  Variation margin on open
    futures contracts (Note
    6)........................            --         44,778         35,350             --
  Options written (premiums
    received $41,223) (Note
    7)........................            --             --             --         44,953
Payable to Adviser............       198,512        113,407        303,582        201,020
Accrued expenses..............       177,076        205,466        203,567        318,496
                                ------------   ------------   ------------   ------------
  Total liabilities...........    17,398,507     43,377,146     46,690,966    159,109,343
                                ------------   ------------   ------------   ------------
NET ASSETS....................  $368,195,033   $276,788,197   $472,712,333   $531,201,674
                                ============   ============   ============   ============
Capital shares outstanding....    29,570,161     24,538,038     43,152,138     48,050,279
                                ============   ============   ============   ============
Net asset value per share.....  $      12.45   $      11.28   $      10.95   $      11.06
                                ============   ============   ============   ============
-----------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Capital shares at par.........  $    295,701   $    245,380   $    431,522   $    248,583
Additional paid-in-capital....   400,188,747    264,890,261    575,396,632    535,956,001
Undistributed net investment
  income......................     2,012,318      1,350,881      2,932,004     24,159,477
Accumulated net realized gain
  (loss) on investments,
  futures contracts, option
  contracts and foreign
  currency transactions.......     3,288,097     (4,788,846)   (76,166,672)   (32,585,422)
Net unrealized appreciation
  (depreciation) on
  investments, translation of
  assets and liabilities in
  foreign currencies, futures
  contracts and option
  contracts...................   (37,589,830)    15,090,521    (29,881,153)     3,423,035
                                ------------   ------------   ------------   ------------
                                $368,195,033   $276,788,197   $472,712,333   $531,201,674
                                ============   ============   ============   ============

    The accompanying notes are an integral part of the financial statements.
40

 Statements of Operations
  CitiStreet Funds, Inc.
  (formerly American Odyssey Funds, Inc.) / For the year ended December 31,
  2001

                                 CitiStreet        CitiStreet        CitiStreet       CitiStreet
                                International     Small Company     Large Company    Diversified
                                 Stock Fund        Stock Fund        Stock Fund       Bond Fund
                                -------------     -------------     -------------    ------------
INVESTMENT INCOME
Dividends.....................  $  4,491,963(1)    $ 2,583,661(2)   $  5,504,280(3)  $         --
Interest......................       602,467         1,138,629           354,326       26,481,972
                                ------------       -----------      ------------     ------------
  Total Income................     5,094,430         3,722,290         5,858,606       26,481,972
                                ------------       -----------      ------------     ------------
EXPENSES
Management fees (Note 3)......     2,192,475         1,803,947         2,468,685        2,049,189
Professional fees.............        94,577            68,845            76,216           97,423
Director's fees & expenses....        34,707            28,977            38,083           59,082
Custodian fees................       274,600           329,485           245,179          259,942
Printing expense..............       203,478           177,589           116,365          442,408
Miscellaneous expense.........        20,143            21,909            26,160           28,955
                                ------------       -----------      ------------     ------------
  Total expenses before
    directed brokerage
    arrangements..............     2,819,980         2,430,752         2,970,688        2,936,999
LESS:
Expenses paid under directed
  brokerage arrangements (Note
  4)..........................       (27,697)         (112,627)          (44,086)              --
                                ------------       -----------      ------------     ------------
  Net expenses................     2,792,283         2,318,125         2,926,602        2,936,999
                                ------------       -----------      ------------     ------------
  Net investment income.......     2,302,147         1,404,165         2,932,004       23,544,973
                                ------------       -----------      ------------     ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    security transactions,
    futures contracts and
    option contracts..........     4,424,575        (1,652,467)      (67,017,737)     (13,341,285)
  Net realized gain (loss) on
    foreign currency
    transactions..............        27,231                --                --         (118,224)
  Net increase (decrease) in
    unrealized appreciation of
    investments, futures
    contracts and option
    contracts.................   (82,584,370)        1,780,176        (7,892,010)       1,207,489
  Net change in unrealized
    appreciation of foreign
    currency transactions.....       155,220                --                --               --
                                ------------       -----------      ------------     ------------
    Net realized and
      unrealized gain (loss)
      on investments..........   (77,977,344)          127,709       (74,909,747)     (12,252,020)
                                ------------       -----------      ------------     ------------
  Net increase (decrease) in
    net assets from
    operations................  $(75,675,197)      $ 1,531,874      $(71,977,743)    $ 11,292,953
                                ============       ===========      ============     ============

(1)  Net of foreign taxes withheld of $587,151.
(2)  Net of foreign taxes withheld of $13,822.
(3)  Net of foreign taxes withheld of $13,598.

    The accompanying notes are an integral part of the financial statements.

 Statements of Changes in Net Assets
  CitiStreet Funds, Inc. (formerly American Odyssey Funds, Inc.)

                                   CitiStreet
                            International Stock Fund
                           --------------------------
                            Year ended    Year ended
                           December 31,  December 31,
                               2001          2000
                           ------------  ------------
INCREASE IN NET ASSETS
  FROM OPERATIONS
Net investment income....  $ 2,302,147   $  3,398,931
Net realized gain (loss)
  on security
  transactions, futures
  contracts, option
  contracts and foreign
  currency transactions..    4,451,806     60,874,757
Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) of
  investments, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........  (82,429,150)   (94,481,191)
                           ------------  ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........  (75,675,197)   (30,207,503)
                           ------------  ------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment
  income.................   (4,680,817)    (3,087,405)
From net realized gains
  on investment
  transactions...........  (61,328,823)   (14,100,382)
                           ------------  ------------
  Total distributions to
    shareholders.........  (66,009,640)   (17,187,787)
                           ------------  ------------

CAPITAL SHARE
  TRANSACTIONS
Proceeds from sales of
  shares.................  129,732,703     35,756,293
Acquisition of
  Diversified Bond Fund's
  net assets
  (Note 12)..............           --             --
Distributions
  reinvested.............   66,009,640     17,187,787
Cost of shares
  repurchased............  (30,271,022)   (49,632,563)
                           ------------  ------------
  Net increase (decrease)
    from capital share
    transactions.........  165,471,321      3,311,517
                           ------------  ------------
Net increase (decrease)
  in net assets..........   23,786,484    (44,083,773)
                           ------------  ------------

NET ASSETS
Beginning of year........  344,408,549    388,492,322
                           ------------  ------------
End of year..............  $368,195,033  $344,408,549
                           ============  ============
Undistributed net
  investment income......  $ 2,012,318   $  4,363,756
                           ============  ============

CAPITAL SHARES
Capital shares
  outstanding, beginning
  of year................   17,587,926     17,396,094
Capital shares issued....    8,712,811      1,708,824

Shares issued in
  acquisition of
  Diversified Bond Fund's
  net assets
  (Note 12)..............           --             --
Capital shares from
  distributions
  reinvested.............    5,310,510        813,816
Capital shares
  redeemed...............   (2,041,086)    (2,330,808)
                           ------------  ------------
Capital shares
  outstanding, end of
  year...................   29,570,161     17,587,926
                           ============  ============

    The accompanying notes are an integral part of the financial statements.

 Statements of Changes in Net Assets
  CitiStreet Funds, Inc. (formerly American Odyssey Funds, Inc.)

                                    CitiStreet                   CitiStreet                  CitiStreet
                             Small Company Stock Fund     Large Company Stock Fund     Diversified Bond Fund
                           ----------------------------  --------------------------  --------------------------
                            Year ended     Year ended     Year ended    Year ended    Year ended    Year ended
                           December 31,   December 31,   December 31,  December 31,  December 31,  December 31,
                               2001           2000           2001          2000          2001          2000
                           -------------  -------------  ------------  ------------  ------------  ------------
INCREASE IN NET ASSETS
  FROM OPERATIONS
Net investment income....  $   1,404,165  $     145,502  $ 2,932,004   $ 3,837,177   $23,544,973   $ 19,012,315
Net realized gain (loss)
  on security
  transactions, futures
  contracts, option
  contracts and foreign
  currency transactions..     (1,652,467)    96,004,029  (67,017,737)   21,427,867   (13,459,509)       266,242
Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) of
  investments, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........      1,780,176    (59,392,404)  (7,892,010)  (98,489,233)    1,207,489     12,189,159
                           -------------  -------------  ------------  ------------  ------------  ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........      1,531,874     36,757,127  (71,977,743)  (73,224,189)   11,292,953     31,467,716
                           -------------  -------------  ------------  ------------  ------------  ------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment
  income.................       (106,710)            --   (3,835,468)   (5,740,181)  (19,070,292)   (16,205,676)
From net realized gains
  on investment
  transactions...........    (95,201,365)   (18,464,201) (27,071,415)  (24,676,051)           --             --
                           -------------  -------------  ------------  ------------  ------------  ------------
  Total distributions to
    shareholders.........    (95,308,075)   (18,464,201) (30,906,883)  (30,416,232)  (19,070,292)   (16,205,676)
                           -------------  -------------  ------------  ------------  ------------  ------------

CAPITAL SHARE
  TRANSACTIONS
Proceeds from sales of
  shares.................    112,172,102    145,096,953  117,586,950    85,391,842    71,162,022     28,895,759
Acquisition of
  Diversified Bond Fund's
  net assets
  (Note 12)..............             --             --           --            --   254,879,489             --
Distributions
  reinvested.............     95,308,075     18,464,201   30,906,883    30,416,232    19,070,292     16,205,676
Cost of shares
  repurchased............   (204,193,829)  (188,214,358) (15,335,882)  (40,146,010)  (90,611,524)   (30,252,311)
                           -------------  -------------  ------------  ------------  ------------  ------------
  Net increase (decrease)
    from capital share
    transactions.........      3,286,348    (24,653,204) 133,157,951    75,662,064   254,500,279     14,849,124
                           -------------  -------------  ------------  ------------  ------------  ------------
Net increase (decrease)
  in net assets..........    (90,489,853)    (6,360,278)  30,273,325   (27,978,357)  246,722,940     30,111,164
                           -------------  -------------  ------------  ------------  ------------  ------------

NET ASSETS
Beginning of year........    367,278,050    373,638,328  442,439,008   470,417,365   284,478,734    254,367,570
                           -------------  -------------  ------------  ------------  ------------  ------------
End of year..............  $ 276,788,197  $ 367,278,050  $472,712,333  $442,439,008  $531,201,674  $284,478,734
                           =============  =============  ============  ============  ============  ============
Undistributed net
  investment income......  $   1,350,881  $     106,710  $ 2,932,004   $ 3,835,468   $24,159,477   $ 19,070,289
                           =============  =============  ============  ============  ============  ============

CAPITAL SHARES
Capital shares
  outstanding, beginning
  of year................     21,310,232     22,758,704   31,645,280    26,709,805    26,492,586     24,991,095
Capital shares issued....      8,884,865      8,426,315    9,924,913     5,469,664     4,759,265      2,804,150

Shares issued in
  acquisition of
  Diversified Bond Fund's
  net assets
  (Note 12)..............             --             --           --            --    23,191,946             --
Capital shares from
  distributions
  reinvested.............      8,974,395      1,056,909    2,856,459     1,994,500     1,735,239      1,633,637
Capital shares
  redeemed...............    (14,631,454)   (10,931,696)  (1,274,514)   (2,528,689)   (8,128,757)    (2,936,296)
                           -------------  -------------  ------------  ------------  ------------  ------------
Capital shares
  outstanding, end of
  year...................     24,538,038     21,310,232   43,152,138    31,645,280    48,050,279     26,492,586
                           =============  =============  ============  ============  ============  ============

    The accompanying notes are an integral part of the financial statements.

 Financial Highlights
  CitiStreet Funds, Inc. (formerly American Odyssey Funds, Inc.)

                                             International Stock Fund
                             --------------------------------------------------------
                                             Year ended December 31,
                             --------------------------------------------------------
                               2001        2000        1999        1998        1997
                             --------    --------    --------    --------    --------
NET ASSET VALUE
  Beginning of year......    $  19.58    $  22.33    $  16.85    $  15.48    $  15.08
                             --------    --------    --------    --------    --------
OPERATIONS
  Net investment
    income(1)............        0.03        0.24        0.17        0.09        0.57
  Net realized and
    unrealized gain
    (loss) on
    investments..........       (4.22)      (1.97)       5.31        2.21        0.19
                             --------    --------    --------    --------    --------
  Total from investment
    operations...........       (4.19)      (1.73)       5.48        2.30        0.76
                             --------    --------    --------    --------    --------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income....       (0.21)      (0.18)         --       (0.31)      (0.24)
  Distributions from net
    realized gains on
    investments..........       (2.73)      (0.84)         --       (0.62)      (0.06)
  Distributions in excess
    of net investment
    income or realized
    gains................          --          --          --          --       (0.06)
                             --------    --------    --------    --------    --------
  Total distributions....       (2.94)      (1.02)         --       (0.93)      (0.36)
                             --------    --------    --------    --------    --------
NET ASSET VALUE
  End of year............    $  12.45    $  19.58    $  22.33    $  16.85    $  15.48
                             ========    ========    ========    ========    ========
TOTAL RETURN(2)..........      (21.44)%     (8.03)%     32.52%      14.91%       5.04%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    year (000's
    omitted).............    $368,195    $344,409    $388,492    $300,072    $236,571
  Ratios of expenses to
    average net assets:
    Before
repayments/reimbursements
      and directed
      brokerage
      arrangements.......        0.86%       0.75%       0.72%       0.73%       0.79%
    After
repayments/reimbursements
      and before directed
      brokerage
      arrangements.......        0.86%       0.75%       0.72%       0.73%(3)    0.79%(3)
    After
repayments/reimbursements
      and directed
      brokerage
      arrangements.......        0.85%       0.74%       0.71%       0.72%       0.77%
  Ratios of net
    investment income to
    average net assets:
    Before
repayments/reimbursements
      and directed
      brokerage
      arrangements.......        0.70%       0.93%       0.90%       1.22%       1.61%
    After
repayments/reimbursements
      and directed
      brokerage
      arrangements.......        0.71%       0.94%       0.91%       1.23%       1.63%
  Portfolio turnover
    rate.................       68.20%      23.94%      18.36%      20.65%      23.08%

--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)  Unaudited.

    The accompanying notes are an integral part of the financial statements.

 Financial Highlights
  CitiStreet Funds, Inc. (formerly American Odyssey Funds, Inc.)

                                               Small Company Stock Fund
                             -------------------------------------------------------------
                                                Year ended December 31,
                             -------------------------------------------------------------
                               2001         2000         1999         1998         1997
                             ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE
  Beginning of year......    $  17.23     $  16.42     $  13.09     $  14.33     $  13.42
                             --------     --------     --------     --------     --------
OPERATIONS
  Net investment income
    (loss)(1)............        0.06         0.01        (0.04)          --           --
  Net realized and
    unrealized gain
    (loss) on
    investments..........       (0.15)        1.66         4.58        (1.24)        0.91
                             --------     --------     --------     --------     --------
  Total from investment
    operations...........       (0.09)        1.67         4.54        (1.24)        0.91
                             --------     --------     --------     --------     --------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income....       (0.01)          --           --           --           --
  Distributions from net
    realized gains on
    investments..........       (5.85)       (0.86)       (1.21)          --           --
                             --------     --------     --------     --------     --------
  Total distributions....       (5.86)       (0.86)       (1.21)          --           --
                             --------     --------     --------     --------     --------
NET ASSET VALUE
  End of year............    $  11.28     $  17.23     $  16.42     $  13.09     $  14.33
                             ========     ========     ========     ========     ========
TOTAL RETURN(2)..........        1.57%       10.08%       36.71%       (8.65)%       6.78%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    year (000's
    omitted).............    $276,788     $367,278     $373,638     $268,330     $258,886
  Ratios of expenses to
    average net assets:
    Before
repayments/reimbursements
      and directed
      brokerage
      arrangements.......        0.77%        0.84%        0.87%        0.87%        0.86%
    After
repayments/reimbursements
      and before directed
      brokerage
      arrangements.......        0.77%        0.84%        0.87%        0.87%(3)     0.86%(3)
    After
repayments/reimbursements
      and directed
      brokerage
      arrangements.......        0.74%        0.81%        0.83%        0.86%        0.86%
  Ratios of net
    investment income to
    average net assets:
    Before
repayments/reimbursements
      and directed
      brokerage
      arrangements.......        0.41%        0.01%       (0.36)%      (0.23)%      (0.20)%
    After
repayments/reimbursements
      and directed
      brokerage
      arrangements.......        0.44%        0.04%       (0.32)%      (0.22)%      (0.20)%
  Portfolio turnover
    rate.................       94.86%      154.61%      113.01%      138.02%       80.36%

--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)  Unaudited.

    The accompanying notes are an integral part of the financial statements.

 Financial Highlights
  CitiStreet Funds, Inc. (formerly American Odyssey Funds, Inc.)

                                                                             Large Company Stock Fund
                                                           -------------------------------------------------------------
                                                                              Year ended December 31,
                                                           -------------------------------------------------------------
                                                             2001         2000         1999         1998         1997
                                                           ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE
  Beginning of year....................................    $  13.98     $  17.61     $  20.61     $  19.93     $  15.49
                                                           --------     --------     --------     --------     --------
OPERATIONS
  Net investment income(1).............................        0.05         0.11         0.22         0.26         0.24
  Net realized and unrealized gain (loss) on
    investments........................................       (2.26)       (2.66)       (0.06)        2.82         4.65
                                                           --------     --------     --------     --------     --------
  Total from investment operations.....................       (2.21)       (2.55)        0.16         3.08         4.89
                                                           --------     --------     --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income.................       (0.10)       (0.20)       (0.27)       (0.00)       (0.24)
  Distributions from net realized gains on
    investments........................................       (0.72)       (0.88)       (2.89)       (2.40)       (0.21)
                                                           --------     --------     --------     --------     --------
  Total distributions..................................       (0.82)       (1.08)       (3.16)       (2.40)       (0.45)
                                                           --------     --------     --------     --------     --------
NET ASSET VALUE
  End of year..........................................    $  10.95     $  13.98     $  17.61     $  20.61     $  19.93
                                                           ========     ========     ========     ========     ========
TOTAL RETURN(2)........................................      (15.74)%     (14.96)%      (0.28)%      15.54%       31.67%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's omitted)............    $472,712     $442,439     $470,417     $472,953     $414,698
  Ratios of expenses to average net assets:
    Before repayments/reimbursements and directed
      brokerage arrangements...........................        0.69%        0.68%        0.64%        0.65%        0.67%
    After repayments/reimbursements and before directed
      brokerage arrangements...........................        0.69%        0.68%        0.64%        0.65%(3)     0.67%(3)
    After repayments/reimbursements and directed
      brokerage arrangements...........................        0.68%        0.65%        0.62%        0.61%        0.65%
  Ratios of net investment income to average net
    assets:
    Before repayments/reimbursements and directed
      brokerage arrangements...........................        0.67%        0.83%        1.17%        1.30%        1.36%
    After repayments/reimbursements and directed
      brokerage arrangements...........................        0.68%        0.86%        1.19%        1.34%        1.38%
  Portfolio turnover rate..............................       71.67%      157.89%       56.15%       51.52%       45.54%

--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)  Unaudited.

    The accompanying notes are an integral part of the financial statements.

 Financial Highlights
  CitiStreet Funds, Inc. (formerly American Odyssey Funds, Inc.)

                                                                   Diversified Bond Fund
                                                 ----------------------------------------------------------
                                                                  Year ended December 31,
                                                 ----------------------------------------------------------
                                                 2001(4)       2000        1999        1998          1997
                                                 --------    --------    --------    --------      --------
NET ASSET VALUE
  Beginning of year..........................    $  10.74    $  10.18    $  11.49    $  10.74      $  10.15
                                                 --------    --------    --------    --------      --------
OPERATIONS
  Net investment income(1)...................        0.57+       0.71        0.65        0.66          0.61
  Net realized and unrealized gain (loss) on
    investments..............................        0.16        0.49       (0.98)       0.31          0.61
                                                 --------    --------    --------    --------      --------
  Total from investment operations...........        0.73        1.20       (0.33)       0.97          1.22
                                                 --------    --------    --------    --------      --------
DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income.......       (0.41)      (0.64)      (0.67)      (0.01)        (0.62)
  Distributions from net realized gains on
    investments..............................          --          --       (0.31)      (0.21)        (0.01)
                                                 --------    --------    --------    --------      --------
  Total distributions........................       (0.41)      (0.64)      (0.98)      (0.22)        (0.63)
                                                 --------    --------    --------    --------      --------
NET ASSET VALUE
  End of year................................    $  11.06    $  10.74    $  10.18    $  11.49      $  10.74
                                                 ========    ========    ========    ========      ========
TOTAL RETURN(2)..............................        6.86%      12.35%      (2.74)%      9.04%        12.01%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's
    omitted).................................    $531,202    $284,479    $254,368    $254,365      $218,854
  Ratios of expenses to average net assets:
    Before repayments/reimbursements and
      directed brokerage arrangements........        0.65%       0.62%       0.60%       0.60%         0.62%
    After repayments/reimbursements and
      before directed brokerage
      arrangements...........................        0.65%       0.62%       0.60%       0.60%(3)      0.62%(3)
    After repayments/reimbursements and
      directed brokerage arrangements(4).....        0.65%       0.62%       0.60%       0.60%         0.62%
  Ratios of net investment income to average
    net assets:
    Before repayments/reimbursements and
      directed brokerage arrangements........        5.18%       7.14%       6.41%       5.96%         6.22%
    After repayments/reimbursements and
      directed brokerage arrangements........        5.18%       7.14%       6.41%       5.96%         6.22%
  Portfolio turnover rate....................      341.70%     163.11%      81.29%     224.48%       358.67%

--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)  Unaudited.
(4) The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.25% to 5.18%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  +  Calculated using average share method.

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / International Stock Fund / December 31, 2001

Shares                                                      Value
-----------------------------------------------------------------------
COMMON STOCKS -- 94.9%
ADVERTISING -- 1.3%
   605,900  Taylor Nelson Sofres Plc................  $       1,701,912
   267,921  WPP Group Plc...........................          2,963,474
                                                      -----------------
                                                              4,665,386
                                                      -----------------
AUTOMOTIVE -- 1.6%
    47,346  Bayerische Motoren Werke AG.............          1,667,251
   104,300  Honda Motor Co., Ltd....................          4,162,133
                                                      -----------------
                                                              5,829,384
                                                      -----------------
BANKING -- 13.2%
   115,679  ABN Amro Holdings.......................          1,863,219
     9,100  Acom Co., Ltd...........................            663,093
   421,877  Banco de Santander......................          3,534,654
   252,778  Barclay's Plc...........................          8,369,581
    20,678  Bayerische Hypo-Und Vereinsbank AG......            628,739
    34,847  BNP Paribas SA..........................          3,118,190
    60,000  Credit Lyonnais SA*.....................          2,003,334
    40,000  Credit Suisse Group*....................          1,705,716
   583,626  HSBC Holdings Plc.......................          6,846,225
   633,569  Lloyds TSB Group Plc....................          6,878,849
       374  Mitsubishi Tokyo Financial Group,
            Inc.*...................................          2,508,363
    53,965  National Australia Bank Ltd.............            880,104
   148,500  San Paolo - IMI SpA.....................          1,593,256
    59,900  Toronto-Dominion Bank (The).............          1,533,979
   108,747  UBS AG - Registered*....................          5,428,444
   110,436  Westpac Banking Corp....................            890,644
                                                      -----------------
                                                             48,446,390
                                                      -----------------
BEVERAGES, FOOD & TOBACCO -- 6.9%
   161,968  Cadbury Schweppes Plc...................          1,032,497
Shares                                                      Value
-----------------------------------------------------------------------
   502,097  Compass Group Plc*......................  $       3,763,368
   671,734  Diageo Plc..............................          7,674,494
    20,000  Groupe Danone...........................          2,439,616
    76,596  Heineken NV.............................          2,904,589
    17,790  Nestle SA...............................          3,793,086
    39,397  Unilever NV.............................          2,309,882
   195,903  Unilever Plc............................          1,608,070
                                                      -----------------
                                                             25,525,602
                                                      -----------------
CHEMICALS -- 0.8%
    48,652  Bayer AG................................          1,546,462
    39,000  Fuji Photo Film.........................          1,392,643
                                                      -----------------
                                                              2,939,105
                                                      -----------------
COMMERCIAL SERVICES -- 6.7%
   150,000  Assa Abloy AB...........................          2,159,265
   130,038  Brambles Industries Ltd.................            692,270
   550,000  Capita Group Plc........................          3,924,305
   134,700  Guardian IT Plc.........................            311,709
 1,341,325  Hays Plc................................          4,060,459
   530,000  Hutchison Whampoa Ltd...................          5,114,553
   122,000  JGC Corp.#..............................            900,153
   832,000  Li & Fung Ltd...........................            933,587
   137,800  Securitas AB............................          2,614,204
   500,000  Serco Group Plc.........................          2,619,700
 1,105,000  Singapore Technologies Engineering
            Ltd.....................................          1,406,333
                                                      -----------------
                                                             24,736,538
                                                      -----------------
COMMUNICATIONS -- 7.2%
    53,335  Alcatel Alsthom.........................            911,767
   109,241  Alcatel SA#.............................          1,807,939
   338,242  Cable & Wireless Plc....................          1,626,978
   679,999  Ericsson LM - B.........................          3,695,047
   226,000  FUJITSU Ltd.............................          1,645,077
   311,200  Telecom Italia Mobile SpA#..............          1,737,305

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / International Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
   276,803  Telecom Italia SpA......................  $       2,366,001
 4,832,740  Vodafone Group Plc......................         12,642,931
                                                      -----------------
                                                             26,433,045
                                                      -----------------
COMPUTER SOFTWARE & PROCESSING -- 1.8%
   300,000  Indra Systems SA*.......................          2,542,890
   257,500  Misys Plc...............................          1,218,001
    17,000  SAP AG..................................          2,228,215
    22,000  Trend Micro, Inc.*......................            520,373
                                                      -----------------
                                                              6,509,479
                                                      -----------------
COSMETICS & PERSONAL CARE -- 0.6%
    42,100  Wella AG................................          2,125,376
                                                      -----------------
ELECTRIC UTILITIES -- 1.4%
   143,964  EDP - Electricidade de Portugal SA......            312,762
    70,500  Endesa SA...............................          1,102,888
    72,305  Veba AG.................................          3,759,694
                                                      -----------------
                                                              5,175,344
                                                      -----------------
ELECTRICAL EQUIPMENT -- 0.7%
   210,000  Hitachi Ltd.............................          1,538,229
   105,000  NEC Corp.#..............................          1,071,147
                                                      -----------------
                                                              2,609,376
                                                      -----------------
ELECTRONICS -- 6.9%
   152,000  ASM Lithography Holding NV*.............          2,641,760
    60,000  Celestica, Inc.*#.......................          2,423,400
   514,000  Chartered Semiconductor Manufacturing
            Ltd.*...................................          1,364,002
   128,400  Flextronics International Ltd.#.........          3,080,316
   218,718  Koninklijke (Royal) Philips Electronics
            NV......................................          6,500,430
Shares                                                      Value
-----------------------------------------------------------------------
    10,100  Murata Manufacturing Co., Ltd...........  $         605,722
     4,400  Rohm Co., Ltd...........................            571,067
    31,746  Smiths Group Plc........................            312,797
   128,800  Sony Corp...............................          5,886,714
   293,000  Venture Manufacturing Ltd...............          2,110,420
                                                      -----------------
                                                             25,496,628
                                                      -----------------
ENTERTAINMENT & LEISURE -- 0.6%
    88,831  EMI Group Plc...........................            461,548
   167,688  Hilton Group Plc........................            514,953
     8,000  Nintendo Co., Ltd.......................          1,400,886
                                                      -----------------
                                                              2,377,387
                                                      -----------------
FINANCIAL SERVICES -- 1.7%
    44,054  3i Group Plc............................            551,080
    22,710  Fortis (NL) NV*.........................            588,412
    30,000  MLP AG..................................          2,200,995
   335,000  Nikko Securities Co., Ltd. (The)........          1,495,306
   121,000  Nomura Securities Co., Ltd. (The).......          1,551,051
                                                      -----------------
                                                              6,386,844
                                                      -----------------
FOOD RETAILERS -- 1.2%
   149,105  Koninklijke Ahold NV....................          4,338,553
                                                      -----------------
HEAVY CONSTRUCTION -- 0.2%
     6,663  SMC Corp................................            678,197
                                                      -----------------
HEAVY MACHINERY -- 1.9%
   225,631  CRH Plc.................................          3,967,676
    11,646  Lafarge SA..............................          1,087,735
   200,000  Tomra Systems ASA.......................          1,917,660
                                                      -----------------
                                                              6,973,071
                                                      -----------------

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / International Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
HOME CONSTRUCTION, FURNISHINGS &
 APPLIANCES -- 0.6%
   160,000  Matsushita Electric Industrial Co.,
            Ltd.....................................  $       2,054,624
    26,466  RMC Group Plc...........................            238,430
                                                      -----------------
                                                              2,293,054
                                                      -----------------
INDUSTRIAL - DIVERSIFIED -- 1.0%
    80,000  Aalberts Industries NV..................          1,570,616
    35,524  Vivendi Universal SA....................          1,945,216
                                                      -----------------
                                                              3,515,832
                                                      -----------------
INSURANCE -- 7.2%
    29,000  Allianz AG..............................          6,855,409
   313,993  Axa.....................................          6,561,512
   255,184  Ing Groep NV............................          6,507,243
   129,100  Jardine Lloyd Thompson Group Plc........          1,155,200
   173,241  Prudential Corp.........................          2,006,997
    32,956  Swiss Reinsurance.......................          3,314,856
                                                      -----------------
                                                             26,401,217
                                                      -----------------
MEDIA - BROADCASTING & PUBLISHING -- 2.9%
    74,097  Elsevier NV.............................            876,130
   800,000  John Fairfax Holdings Ltd...............          1,573,760
   346,318  News Corp., Ltd.........................          2,769,401
    78,739  Reuters Group Plc.......................            779,256
   167,000  Singapore Press Holdings Ltd............          1,971,619
    90,000  Sogecable SA*...........................          2,083,464
    15,032  VNU NV..................................            461,884
                                                      -----------------
                                                             10,515,514
                                                      -----------------
MEDICAL SUPPLIES -- 2.4%
    14,600  Hoya Corp...............................            872,257
    50,000  Mettler-Toledo International, Inc.*.....          2,592,500
Shares                                                      Value
-----------------------------------------------------------------------
    82,000  Takeda Chemical Industries Ltd..........  $       3,710,213
   140,000  TERUMO Corp.............................          1,813,826
                                                      -----------------
                                                              8,988,796
                                                      -----------------
MINING -- 0.4%
    80,013  Rio Tinto Plc...........................          1,532,497
                                                      -----------------
OFFICE EQUIPMENT -- 1.4%
   147,000  Canon...................................          5,058,520
                                                      -----------------
OIL & GAS -- 6.1%
    38,100  Alberta Energy Co., Ltd.................          1,438,923
   495,727  BP Plc..................................          3,852,691
   150,631  ENI SpA#................................          1,888,370
    35,000  IHC Caland NV...........................          1,636,057
 3,937,094  PetroChina Co., Ltd.....................            696,866
    58,321  Royal Dutch Petroleum Co................          2,954,664
    47,700  Schlumberger Ltd........................          2,621,115
   399,870  Shell Transport & Trading...............          2,746,907
    33,342  Total Fina Elf SA.......................          4,761,754
                                                      -----------------
                                                             22,597,347
                                                      -----------------
PHARMACEUTICALS -- 9.4%
    54,342  AstraZeneca Group Plc...................          2,450,188
    47,623  Aventis SA..............................          3,381,571
    50,300  Biovail Corp.*#.........................          2,829,375
   100,408  Elan Corp. Plc ADR*#....................          4,524,384
   388,872  GlaxoSmithKline Plc.....................          9,751,549
   128,682  Novartis AG.............................          4,650,323
    54,400  Novo Nordisk AS.........................          2,224,753
   101,100  Patheon, Inc.*..........................            791,694
    23,627  Roche Holding AG........................          1,686,323
    30,300  Sanofi-Synthelabo SA....................          2,260,777
                                                      -----------------
                                                             34,550,937
                                                      -----------------

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / International Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
REAL ESTATE -- 1.0%
   124,624  Cheung Kong (Holdings) Ltd..............  $       1,294,532
   317,000  Sun Hung Kai Properties Ltd.............          2,561,075
                                                      -----------------
                                                              3,855,607
                                                      -----------------
RETAILERS -- 0.3%
    60,000  KAO Corp................................          1,247,520
                                                      -----------------
TELEPHONE SYSTEMS -- 5.9%
   120,686  China Mobile (HK)*......................            424,839
   251,712  COLT Telecom Group Plc*.................            417,641
   150,000  Deutsche Telekom AG.....................          2,590,980
   149,908  Nokia Oyj...............................          3,865,393
       501  NTT DoCoMo#.............................          5,886,923
    13,767  Tele Danmark A/S - B....................            490,477
   600,919  Telefonica SA*..........................          8,041,678
                                                      -----------------
                                                             21,717,931
                                                      -----------------
TRANSPORTATION -- 0.7%
   128,000  Amadeus Global Travel Distribution SA...            738,509
   688,000  DelGro Corp., Ltd.......................            931,483
    47,361  Railtrack Group Plc(a)..................                  0
    33,697  TNT Post Group NV.......................            729,068
                                                      -----------------
                                                              2,399,060
                                                      -----------------
WATER AND SEWER -- 0.9%
   114,600  Suez SA.................................          3,469,240
                                                      -----------------
TOTAL COMMON STOCKS
  (Cost $387,132,888)...............................        349,388,777
                                                      -----------------

RIGHTS AND WARRANTS -- 0.0%
   171,600  TI Automotive Ltd.*.....................                  0
                                                      -----------------

TOTAL RIGHTS AND WARRANTS
  (Cost $0).........................................                  0
                                                      -----------------

Principal
Amount                                                      Value
-----------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 4.2%
Cash Equivalents -- 4.2%
$1,241,418  Bayerische Hypovereinsbank
            1.920%, 02/05/02(b).....................  $       1,241,418
 1,241,418  BNP Paribas SA
            1.840%, 01/09/02(b).....................          1,241,418
 1,016,883  Fleet National Bank
            1.950%, 04/30/02(b).....................          1,016,883
   413,806  Merrill Lynch
            1.640%, 11/26/02(b).....................            413,806
 2,896,641  Merrill Lynch
            1.920%, 01/02/02(b).....................          2,896,641
 4,032,558  Merrimac Cash Fund Premium Class
            0.000%,(b)..............................          4,032,558
   827,612  Morgan Stanley Dean Witter
            1.610%, 05/09/02(b).....................            827,612
 2,896,641  Royal Bank of Canada
            1.690%, 01/07/02(b).....................          2,896,641
   827,612  U.S. Bank
            1.590%, 11/06/02(b).....................            827,612
                                                      -----------------
                                                             15,394,589
                                                      -----------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $15,394,589)................................         15,394,589
                                                      -----------------

TOTAL INVESTMENTS -- 99.1%
  (Cost $402,527,477)...............................        364,783,366
                                                      -----------------

Other assets in excess of liabilities -- 0.9%                 3,411,667
                                                      -----------------

TOTAL NET ASSETS -- 100.0%                            $     368,195,033
                                                      =================
NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR  -- American Depository Receipt
*    -- Non-income producing security.
#    -- All or a portion of security out on loan.
(a)  -- Security is fair valued.
(b)  -- Represents investments of security lending collateral (Note 2).

    The accompanying notes are an integral part of the financial statements.

 Investments by Country
  CitiStreet Funds, Inc. / International Stock Fund / December 31, 2001 (Unaudited)

                                                    Percentage of
COUNTRY                                              Net Assets
-----------------------------------------------------------------
Great Britain                                             25.5%
Japan                                                     12.8
Netherlands                                                9.6
France                                                     9.2
Germany                                                    6.4
United States                                              6.4
Switzerland                                                5.6
Spain                                                      4.9
Hong Kong                                                  3.0
Canada                                                     2.5
Ireland                                                    2.3
Sweden                                                     2.3
Italy                                                      2.1
Singapore                                                  2.1
Australia                                                  1.8
Finland                                                    1.1
Denmark                                                    0.7
Norway                                                     0.5
Belgium                                                    0.2
Portugal                                                   0.1
                                                     ---------
 Total                                                    99.1%
                                                     =========

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001

Shares                                                      Value
-----------------------------------------------------------------------
COMMON STOCKS -- 93.6%
ADVERTISING -- 0.5%
       780  Ackerley Group, Inc.*...................  $          13,650
     1,826  Catalina Marketing Corp.*...............             63,362
   105,900  DoubleClick, Inc.*#.....................          1,200,906
       549  GenesisIntermedia, Inc.*#...............              3,239
     1,959  Getty Images, Inc.*.....................             45,018
        38  Grey Global Group, Inc..................             25,336
     1,063  Penton Media, Inc.......................              6,654
       638  Ventiv Health, Inc.*....................              2,335
                                                      -----------------
                                                              1,360,500
                                                      -----------------
AEROSPACE & DEFENSE -- 0.1%
     1,205  AAR Corp................................             10,857
     1,300  BE Aerospace, Inc.*.....................             11,921
       255  Fairchild Corp. (The) - Class A*........                739
     1,817  Gencorp, Inc............................             25,638
       683  Heico Corp..............................             10,293
     1,292  Kaman Corp..............................             20,155
       724  Moog, Inc. - Class A*...................             15,783
     1,600  Onyx Software Corp.*....................              6,240
     1,984  Orbital Sciences Corp.*.................              8,194
     1,847  Teledyne Technologies, Inc.*............             30,088
     1,801  Teleflex, Inc...........................             85,205
       850  Triumph Group, Inc.*....................             27,625
       670  United Industrial Corp..................             11,222
                                                      -----------------
                                                                263,960
                                                      -----------------
AIRLINES -- 0.1%
     2,835  Airtran Holdings, Inc.*.................             18,711
     1,363  Alaska Airgroup, Inc.*..................             39,663
     1,559  America West Holdings Corp.*............              5,456
       200  Amtran, Inc.*...........................              2,990
Shares                                                      Value
-----------------------------------------------------------------------
     2,201  Atlantic Coast Airlines Holdings,
            Inc.*...................................  $          51,261
       709  Atlas Air, Inc.*........................             10,387
     3,001  Continental Airlines, Inc. - Class B#...             78,656
     1,488  Mesa Air Group, Inc.*...................             11,190
       709  Mesaba Holdings, Inc.*..................              5,048
       496  Midwest Express Holdings*...............              7,242
     2,726  Skywest, Inc............................             69,377
     2,968  UAL Corp.#..............................             40,068
     3,364  US Airways Group, Inc.*#................             21,328
                                                      -----------------
                                                                361,377
                                                      -----------------
APPAREL RETAILERS -- 1.1%
     1,263  AnnTaylor Stores Corp.*.................             44,205
       142  Bebe Stores, Inc.*......................              2,650
     2,906  Boyds Collection Ltd.*..................             19,674
       354  Buckle, Inc.*...........................              7,894
       850  Cato Corp...............................             16,065
     1,021  Charlotte Russe Holdings, Inc.*.........             19,001
     5,136  Charming Shoppes*.......................             27,272
    13,550  Chico's FAS, Inc.#......................            537,935
       550  Childrens Place, Inc. (The)*#...........             14,932
     1,155  Christopher & Banks Corp.*..............             39,559
    60,701  Claire's Stores, Inc....................            916,585
       164  Deb Shops, Inc..........................              3,977
       638  Dress Barn, Inc.*.......................             15,956
       834  Finish Line, Inc. (The) - Class A*......             12,752
     1,419  Gymboree Corp.*.........................             16,929
     1,647  Pacific Sunwear of California, Inc.*....             33,632
     1,192  Payless Shoesource, Inc.*...............             66,931
     4,256  Ross Stores, Inc........................            136,532
     1,488  Stein Mart, Inc.*.......................             12,440

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,392  Talbots, Inc............................  $          50,460
   150,800  The Sports Authority, Inc.*.............            859,560
     1,747  Too, Inc.*..............................             48,042
       406  Urban Outfitters, Inc.*.................              9,793
       567  Wilsons The Leather Experts*............              6,469
                                                      -----------------
                                                              2,919,245
                                                      -----------------
AUTOMOTIVE -- 0.6%
       725  American Axle & Manufacturing Holdings,
            Inc.*...................................             15,500
     1,807  ANC Rental Corp.*.......................                 54
     3,624  Arvinmeritor, Inc.......................             71,175
     5,223  Autoliv, Inc............................            106,079
       696  Bandag, Inc.............................             24,193
     1,363  Borg-Warner Automotive, Inc.............             71,217
     1,900  Circuit City Stores, Inc. - Carmax
            Group*..................................             43,206
       567  Coachmen Industries, Inc................              6,804
     2,172  Copart, Inc.*...........................             78,996
     7,900  Dana Corp.#.............................            109,652
       496  Dura Automotive Systems, Inc.*..........              5,456
     1,850  Exide Corp..............................              2,275
     2,284  Federal Signal Corp.....................             50,865
     3,048  Federal-Mogul Corp.*....................              2,408
       909  Group 1 Automotive, Inc.*...............             25,916
       283  IMPCO Technologies, Inc.*...............              3,591
     2,372  JLG Industries, Inc.....................             25,262
     3,277  Lear Corp.*.............................            124,985
       506  Lithia Motors, Inc. - Class A*..........             10,474
     1,357  Monaco Coach Corp.*.....................             29,678
       772  Myers Industries, Inc...................             10,538
Shares                                                      Value
-----------------------------------------------------------------------
     3,222  Navistar International Corp.*...........  $         127,269
       838  Oshkosh Truck Corp......................             40,852
     3,418  PACCAR, Inc.............................            224,289
     2,372  Pep Boys (The) - Manny, Moe & Jack......             40,680
       534  Smith (A.O.) Corp.......................             10,413
     1,363  Sonic Automotive, Inc.*.................             31,949
     2,017  SPX Corp.*..............................            276,127
       564  Standard Motor Products, Inc............              7,840
     1,050  Superior Industries International.......             42,262
       876  TBC Corp.*..............................             11,730
       425  Thor Industries, Inc....................             15,746
       283  United Auto Group, Inc.*................              7,304
     7,024  Visteon Corp............................            105,641
     1,480  Wabash National Corp....................             11,544
                                                      -----------------
                                                              1,771,970
                                                      -----------------
BANKING -- 5.1%
       992  Advanta Corp. - Class A.................              9,860
       554  Alabama National Bancorp................             18,675
     1,276  Amcore Financial, Inc...................             28,519
     1,605  American Capital Strategies Ltd.........             45,502
     1,076  American Financial Holdings, Inc........             27,341
       850  Anchor Bancorp Wisconsin, Inc...........             15,079
       850  Area Bancshares Corp....................             16,549
       315  Arrow Financial Corp....................              9,195
     3,518  Associated Banc-Corp....................            124,150
     4,568  Astoria Financial Corp..................            120,869
       400  BancFirst Ohio Corp.....................              9,660
     4,221  Bancorpsouth, Inc.......................             70,069
       600  Bank Mutual Corp........................              9,168

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       638  Bank of Granite Corp....................  $          12,613
     1,792  Bankatlantic Bancorp, Inc...............             16,451
    39,921  Banknorth Group, Inc....................            899,021
     1,113  BankUnited Financial Corp. - Class A*...             16,528
       549  Banner Corp.............................              9,284
     3,605  Bay View Capital Corp.*.................             26,425
       628  Boston Private Financial Holdings,
            Inc.....................................             13,860
       709  Brookline Bancorp, Inc..................             11,656
       425  BSB Bancorp, Inc........................             10,077
       283  Capital City Bank Group, Inc............              6,857
       425  Cathay Bancorp, Inc.....................             27,221
       385  CCBT Financial Companies, Inc...........              9,086
     1,024  Centennial Bancorp......................              7,557
       385  Central Coast Bancorp*..................              8,470
       834  CFS Bancorp, Inc........................             11,968
    10,462  Charter One Financial, Inc..............            284,043
     1,251  Chemical Financial Corp.................             37,730
     1,595  Chittenden Corp.........................             44,022
     2,326  Citizens Banking Corp...................             76,479
       834  City Holding Co.*.......................             10,041
    28,843  City National Corp......................          1,351,295
       425  CityBank (Lynwood, WA)..................             10,183
       164  Coastal Bancorp, Inc....................              4,740
       300  CoBiz, Inc..............................              4,050
     6,107  Colonial Bancgroup, Inc.................             86,048
       687  Columbia Banking System, Inc.*..........              8,965
    47,134  Commerce Bancorp, Inc...................          1,854,252
     3,529  Commerce Bancshares, Inc................            137,596
     2,551  Commercial Federal Corp.................             59,948
       449  Commonwealth Bancorp, Inc...............              9,945
Shares                                                      Value
-----------------------------------------------------------------------
       585  Community Bank System, Inc..............  $          15,327
       385  Community Banks, Inc....................             10,395
       549  Community Trust Bancorp, Inc............             13,039
     6,812  Compass Bancshares, Inc.................            192,780
       567  CompuCredit Corp.*#.....................              6,668
       549  Connecticut Bancshares, Inc.............             14,192
       496  Corus Bankshares, Inc...................             22,518
       283  CPB, Inc................................              8,323
     2,739  Cullen/Frost Bankers, Inc...............             84,580
     1,236  CVB Financial Corp......................             28,922
       850  Dime Community Bancshares...............             23,851
     1,021  Downey Financial Corp...................             42,116
       625  F&M Bancorp.............................             15,906
     1,442  F.N.B. Corp.............................             37,997
       413  Farmers Capital Bank Corp...............             15,145
       743  Fidelity Bankshares, Inc................             11,866
       496  Financial Federal Corp.#................             15,500
       428  Financial Institutions, Inc.............             10,015
     2,700  Finova Group, Inc.*.....................              1,647
       285  First Bancorp North Carolina............              6,427
     1,221  First BanCorp. (Puerto Rico)............             34,798
       425  First Busey Corp. - Class A.............              9,129
     1,788  First Charter Corp......................             31,844
       283  First Citizens Bancshares...............             27,663
     3,293  First Commonwealth Financial Corp.......             37,935
       400  First Community Bancshares, Inc.........             11,788
       306  First Essex Bancorp, Inc................              8,623
     1,038  First Federal Capital Corp..............             16,297
     2,037  First Financial Bancorp.................             35,953
       620  First Financial Bankshares, Inc.........             18,662

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       383  First Financial Corp....................  $          16,795
       767  First Financial Holdings, Inc...........             18,538
       425  First Indiana Corp......................              9,312
       520  First Merchants Corporation.............             12,490
     2,678  First Midwest Bancorp, Inc..............             78,171
       450  First Niagara Financial Group, Inc......              7,573
       749  First Place Financial Corp..............             11,797
       570  First Republic Bank*....................             13,765
     1,417  First Sentinel Bancorp, Inc.............             17,741
     2,555  First Virginia Banks, Inc...............            129,692
       980  Firstfed Financial Corp.*...............             25,117
     4,085  FirstMerit Corporation..................            110,663
       296  Flagstar Bancorp, Inc...................              5,958
       609  Flushing Financial Corp.................             10,840
       850  Frontier Financial Corp.................             22,236
       449  German American Bancorp.................              7,274
    14,049  Glacier Bancorp, Inc....................            292,500
     1,276  Gold Banc Corporation, Inc..............              9,072
       285  Great Southern Bancorp, Inc.............              8,692
     1,321  Harbor Florida Bancshares, Inc..........             22,457
     1,038  Harleysville National Corp..............             24,445
     8,458  Hibernia Corp...........................            150,468
     2,110  Hudson City Bancorp, Inc................             55,598
       791  Hudson River Bancorp, Inc...............             17,323
     2,540  Hudson United Bancorp...................             72,898
    13,300  Huntington Bancshares, Inc..............            228,627
       285  Iberiabank Corp.........................              7,900
     3,277  Independence Community Bank.............             74,585
       796  Independent Bank Corp., Massachusetts...             17,106
       576  Independent Bank Corp., Michigan........             16,013
Shares                                                      Value
-----------------------------------------------------------------------
       980  Integra Bank Corp.......................  $          20,521
       886  International Bancshares Corp...........             37,345
     1,717  Investors Financial Services Corp.......            113,683
       630  Lakeland Bancorp, Inc...................             10,269
       998  Local Financial Corp.*..................             13,962
         1  M&T Bank Corporation....................                 73
       464  Main Streets Banks, Inc.................              7,610
       785  MB Financial, Inc.*.....................             21,344
       496  Medallion Financial Corp................              3,918
       300  Medford Bancorp, Inc....................              6,348
    29,189  Mercantile Bankshares Corp..............          1,256,295
     1,864  Metris Companies, Inc.#.................             47,923
       506  MicroFinancial, Inc.....................              5,186
       565  Mid-America Bancorp.....................             18,701
       385  Midwest Banc Holdings, Inc..............              8,181
       283  Mississippi Valley Bancshares...........             11,094
     1,205  N.B.T Bancorp, Inc......................             17,460
       843  National Penn Bancshares, Inc...........             18,546
       300  NBC Capital Corp........................              9,213
    40,092  Net.B@nk, Inc.#.........................            420,164
     4,446  New York Community Bancorp, Inc.........            101,680
     1,701  NextCard, Inc.*.........................                885
     9,053  Northrim Bank...........................            129,277
       638  Northwest Bancorp, Inc..................              7,299
       404  Oceanfirst Financial Corp...............              9,761
    29,868  Ocwen Financial Corp.*..................            253,281
     3,046  Old National Bancorp....................             76,911
       285  Old Second Bancorp, Inc.................             11,235
       425  Omega Financial Corp....................             13,664
       496  Oriental Financial Group, Inc...........              9,226

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     4,144  Pacific Century Financial Corp..........  $         107,288
       796  Pacific Northwest.......................             16,286
       609  Park National Corp......................             56,485
       385  PennFed Financial Services, Inc.........              9,556
     1,205  Peoples Bank Bridgeport.................             25,618
       567  PFF Bancorp, Inc........................             15,649
       364  Port Financial Corp.....................              9,489
       850  Promistar Financial Corp................             20,782
       300  Prosperity Bancshares, Inc..............              8,097
       143  Provident Bancorp, Inc..................              4,176
     1,340  Provident Bankshares Corp...............             32,562
     1,492  Provident Financial Group, Inc..........             39,210
       264  Quaker City Bancorp, Inc.*..............              7,880
       600  Republic Bancorp, Inc. - Class A........              8,094
        85  Republic Bancshares, Inc.*..............              1,105
       521  Riggs National Corp.....................              7,278
     4,739  Roslyn Bancorp, Inc.....................             82,932
        43  Royal Bancshares of Pennsylvania, Inc. -
            Class A.................................                866
     1,276  S & T Bancorp, Inc......................             30,981
       285  S.Y. Bancorp, Inc.......................              9,490
       787  Sandy Spring Bancorp, Inc...............             25,074
       354  Santander Bancorp.......................              6,871
       143  Seacoast Banking Corp. - Class A........              6,635
     1,276  Seacoast Financial Services Corp........             21,883
       428  Second Bancorp, Inc.....................              9,249
     2,284  Silicon Valley Bancshares*..............             61,051
       406  Simmons First National Corp.............             13,053
     4,420  Sky Financial Group, Inc................             89,903
Shares                                                      Value
-----------------------------------------------------------------------
     2,334  South Financial Group, Inc. (The).......  $          41,428
     1,388  Southwest Bancorp Of Texas*.............             42,015
    13,185  Sovereign Bancorp, Inc..................            161,384
       406  St. Francis Capital Corp................              9,391
     3,002  Staten Island Bancorp, Inc..............             48,963
       470  Sterling Bancorp, New York..............             13,724
    46,064  Sterling Bancshares, Inc................            576,721
       549  Sterling Financial Corp.,
            Pennsylvania............................             13,374
       213  Student Loan Corp.......................             17,168
       285  Suffolk Bancorp.........................             15,550
     2,201  Susquehanna Bancshares, Inc.............             45,891
     4,115  TCF Financial Corp......................            197,438
       702  Texas Regional Bancshares, Inc..........             26,571
       285  Tompkins Trustco, Inc...................             11,471
       149  Troy Financial Corp.....................              3,695
     1,038  Trust Company of New Jersey.............             26,158
     3,898  Trustco Bank Corp.......................             48,998
     2,255  Trustmark Corp..........................             54,639
       425  U.S.B. Holding Co., Inc.................              7,161
     1,050  UCBH Holdings, Inc......................             29,862
       954  UMB Financial Corp......................             38,178
       700  Umpqua Holdings Corp.#..................              9,450
       500  UNB Corp................................              9,275
     2,117  United Bankshares, Inc..................             61,097
     1,276  United Community Financial..............              9,187
       867  United National Bancorp, New Jersey.....             20,817
     2,484  Unitrin, Inc............................             98,168
     4,009  Valley National Bancorp.................            132,097
     1,417  W Holding Company, Inc..................             22,955
     3,151  Washington Federal, Inc.................             81,233

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       649  Washington Trust Bancorp, Inc...........  $          12,331
     1,764  Waypoint Financial Corp.................             26,601
     2,668  Webster Financial Corp..................             84,122
       850  Wesbanco, Inc...........................             17,960
       813  West Coast Bancorp......................             11,317
    18,130  Westamerica Bancorp.....................            717,404
       665  Westcorp................................             12,416
     1,405  Whitney Holding Corp....................             61,609
     1,517  Wilmington Trust Corp...................             96,041
       406  Wintrust Financial Corp.................             12,411
       406  WSFS Financial Corp.....................              7,044
                                                      -----------------
                                                             14,198,512
                                                      -----------------
BEVERAGES, FOOD & TOBACCO -- 1.8%
     1,159  Adolph Coors Co.........................             61,891
       921  American Italian Pasta Company*.........             38,710
       850  Aurora Foods, Inc.*.....................              4,292
     1,930  Bob Evans Farms.........................             47,420
       549  Boston Beer Co., Inc. - Class A*........              9,415
     1,559  Cadiz, Inc.*............................             12,503
        71  Coca-Cola Bottling Co. Consolidated.....              2,688
     1,817  Constellation Brands, Inc.*.............             77,858
     1,959  Corn Products International, Inc........             69,055
     2,203  Dean Foods Co.*.........................            150,245
     1,268  Del Monte Foods Co.*....................             10,791
     1,109  Dreyers Grand Ice Cream, Inc.#..........             42,708
        71  Farmer Brothers Co......................             18,815
     2,101  Fleming Companies, Inc.#................             38,868
     5,083  Flowers Foods, Inc.*....................            202,913
       243  Green Mountain Coffee, Inc.#............              6,656
Shares                                                      Value
-----------------------------------------------------------------------
    26,022  Hain Celestial Group, Inc.*.............  $         714,564
     6,049  Hercules, Inc.#.........................             60,490
     3,973  Hormel Foods Corp.......................            106,755
       938  International Multifoods Corp.*.........             22,418
     1,576  Interstate Bakeries.....................             38,108
       385  J&J Snack Foods Corp.*..................              9,413
     1,392  Lance, Inc..............................             19,892
        85  Maui Land & Pineapple Co.*..............              2,041
     3,648  McCormick & Co..........................            153,107
       570  Nash-Finch Co...........................             17,727
        64  National Beverage Corp.*................                758
    77,000  Pepsi Bottling Group, Inc...............          1,809,500
     4,629  PepsiAmericas, Inc......................             63,880
     2,359  Performance Food Group Co.#.............             82,966
       709  Pilgrim's Pride Corp....................              9,607
     1,717  Ralcorp Holdings, Inc.*.................             38,976
       196  Riviana Foods, Inc......................              3,479
       425  Robert Mondavi Corp. - Class A*.........             16,150
       264  Sanderson Farms, Inc....................              5,636
        19  Seaboard Corp...........................              5,814
     2,384  Sensient Technologies Corp..............             49,611
       392  Smart & Final, Inc.*....................              4,092
     5,562  Smithfield Foods, Inc.*.................            122,586
       992  Smucker (J.M.) Co.......................             35,097
     1,006  Spartan Stores, Inc.*...................             12,032
       470  Standard Commercial Corp................              7,755
     6,683  SUPERVALU, Inc..........................            147,828
    19,850  Tasty Baking............................            351,345
     1,133  Tootsie Roll Industries.................             44,278
     1,968  Topps Company (The)*....................             23,911
       638  Triarc Companies*.......................             15,503
    11,610  Tyson Food, Inc. - Class A..............            134,095

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       538  United Natural Foods, Inc.*.............  $          13,450
       991  Vector Group Ltd.#......................             32,554
                                                      -----------------
                                                              4,970,246
                                                      -----------------
BUILDING MATERIALS -- 0.8%
       921  Amcol International Corp................              6,631
       200  Ameron International Corp...............             13,840
     1,400  Apogee Enterprises, Inc.................             22,148
       413  Carbo Ceramics, Inc.....................             16,173
       283  Centex Construction Products............              9,070
    60,110  Dal-Tile International, Inc.*...........          1,397,557
       992  Elcor Corp.#............................             27,568
     2,835  Encompass Services Corporation*.........              8,221
     2,910  Fisher Scientific International*........             84,972
       975  Florida Rock Industries.................             35,665
     4,135  Ingram Micro, Inc.*.....................             71,618
     1,417  Integrated Electrical Services, Inc.*...              7,255
     1,647  Lafarge Corp............................             61,878
    33,047  Mattson Technology, Inc.*...............            291,144
       328  Med-Design Corp. (The)#.................              6,462
     2,688  MEMC Electronics Materials*.............              9,542
       709  Molecular Devices Corp.*................             14,797
     4,411  Omnicare, Inc...........................            109,746
     1,859  Owens & Minor, Inc......................             34,391
       449  Performance Technologies, Inc.*.........              5,981
       449  Pomeroy Computer Resources, Inc.*.......              6,061
       934  U.S. Concrete, Inc.*....................              6,164
     1,405  Universal Corp..........................             51,156
Shares                                                      Value
-----------------------------------------------------------------------
     1,843  USG Corp.#..............................  $          10,542
       354  Vital Signs, Inc........................             12,355
                                                      -----------------
                                                              2,320,937
                                                      -----------------
BUSINESS SERVICES -- 0.0%
       944  Fair Issac & Co., Inc...................             59,491
       468  Watson Wyatt & Co. Holdings*............             10,202
                                                      -----------------
                                                                 69,693
                                                      -----------------
CHEMICALS -- 6.3%
   203,800  Agrium, Inc.#...........................          2,160,280
     2,939  Airgas, Inc.*...........................             44,438
     1,463  Albemarle Corp..........................             35,112
     1,180  Arch Chemicals, Inc.....................             27,376
       425  Bio-Rad Laboratories*...................             26,902
     3,377  Cabot Corp..............................            120,559
     1,247  Cabot Microelectronics Corp.#...........             98,825
   392,876  Calgon Carbon Corp......................          3,280,515
     1,176  Cambrex Corp............................             51,274
     1,547  Carlisle Cos., Inc......................             57,208
       638  Chemfirst, Inc..........................             15,293
     3,435  Cooper Tire & Rubber Co.................             54,823
     5,703  Crompton Corporation....................             51,327
     2,043  Cytec Industries, Inc.*.................             55,161
       976  Eden Bioscience Corp.*#.................              4,948
    32,819  Entegris, Inc.*.........................            359,696
     1,488  Ferro Corp..............................             38,390
       800  Foamex International, Inc.*.............              6,480
     1,480  Fuller (H. B.) Co.......................             42,580
       283  GenTek, Inc.............................                484
     1,417  Georgia Gulf Corp.......................             26,214
     2,003  Great Lakes Chemical Corp...............             48,633
    92,494  IMC Global, Inc.........................          1,202,422
     4,223  International Flavors & Fragrances,
            Inc.....................................            125,465

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       638  International Specialty Products,
            Inc.*...................................  $           5,710
       142  Liqui-Box Corp..........................              5,857
     2,710  Lubrizol Corp...........................             95,094
     5,702  Lyondell Chemical Company...............             81,710
     1,280  MacDermid, Inc..........................             21,696
     3,577  Millennium Chemicals, Inc...............             45,070
     1,021  Minerals Technologies, Inc..............             47,619
       142  NCH Corp................................              7,405
       521  NL Industries...........................              7,956
       500  Octel Corp.*............................              9,000
    15,788  Olin Corp...............................            254,818
    57,263  OM Group, Inc...........................          3,790,238
     2,417  Omnova Solutions, Inc...................             16,436
     2,700  Pharmos Corp.*..........................              6,345
   186,552  Polyone Corp............................          1,828,210
    34,000  Potash Corp. of Saskatchewan, Inc.#.....          2,086,920
       406  Quaker Chemical Corp....................              8,364
     1,488  Schulman (A.), Inc......................             20,311
       838  Scotts Company (The)*...................             39,889
     4,500  Sealed Air Corp.#.......................            183,690
       154  Sequa Corp.*............................              7,318
    41,290  Solutia, Inc............................            578,886
       638  Spartech Corp...........................             13,111
       767  Surmodics, Inc.*........................             27,965
     1,417  Syntroleum Corporation*.................             10,061
     1,868  Terra Industries, Inc.*.................              6,538
     2,851  Tupperware Corp.........................             54,882
       850  Uniroyal Technology Corp.*..............              2,720
     4,515  USEC, Inc...............................             32,327
     3,908  Vertex Pharmaceuticals, Inc.*...........             96,098
     1,630  Wellman, Inc............................             25,249
                                                      -----------------
                                                             17,351,898
                                                      -----------------
Shares                                                      Value
-----------------------------------------------------------------------
COAL -- 0.3%
    33,721  Arch Coal, Inc..........................  $         765,467
     1,134  Consol Energy, Inc......................             28,169
       800  Peabody Energy Corp.....................             22,552
     3,039  Pittston Brink's Group..................             67,162
                                                      -----------------
                                                                883,350
                                                      -----------------
COMMERCIAL SERVICES -- 3.8%
       464  aaiPharma, Inc.*........................             11,674
       780  Aaron Rents, Inc........................             12,714
       980  ABM Industries, Inc.....................             30,723
       700  Action Performance Cos., Inc.#..........             21,427
       306  Actrade Financial Technologies Ltd.*#...              9,012
     1,150  Administaff, Inc.*......................             31,521
     4,506  Advanced Tissue Sciences, Inc.*.........             19,646
     1,009  Advo, Inc.*.............................             43,387
     2,101  Affymetrix, Inc.*.......................             79,313
       200  Alico, Inc..............................              6,270
     7,230  Allied Waste Industries, Inc.*..........            101,654
       300  Ambassadors International, Inc..........              6,297
       751  Amerco, Inc.*...........................             14,134
     1,321  Anixter International, Inc.*............             38,322
     1,630  APAC Customer Services, Inc.*...........              4,238
     1,534  Arbitron, Inc.*.........................             52,386
     1,063  Ariad Pharmaceuticals, Inc.*............              5,666
     1,070  Atrix Laboratories, Inc.*...............             22,053
     1,400  BMC Industries, Inc.....................              2,884
       683  Bone Care International, Inc.*..........             11,700
       585  Boron LePore & Associates, Inc.*........              8,067

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,843  Bowne & Co., Inc........................  $          23,590
       567  Bright Horizons Family Solutions,
            Inc.*...................................             15,870
     1,008  Caci International, Inc.*...............             39,801
     2,300  Career Education Corp.*.................             78,844
       638  CDI Corp.*..............................             12,122
     4,031  Celgene Corp.*..........................            128,670
       867  Central Parking Corp....................             17,028
     3,189  Century Business Services, Inc.*........              7,335
     2,384  Cephalon, Inc.#.........................            180,195
         1  CGI Group, Inc.*........................                  8
       885  Ciphergen Biosystems, Inc.*.............              7,080
    12,900  CMGI, Inc.#.............................             21,027
     1,250  Coinstar, Inc.*.........................             31,250
       470  Consolidated Graphics, Inc.*............              9,047
     2,868  COR Therapeutics, Inc.*#................             68,631
       425  Corinthian Colleges, Inc.#..............             17,378
     1,763  Corporate Executive Board Co. (The)#....             64,702
         2  Corrections Corporation of Amercia*.....                 40
     2,526  Covanta Energy Corp.*...................             11,418
     2,059  CuraGen Corp.*..........................             46,060
     1,109  CV Therapeutics, Inc.*#.................             57,690
     4,789  Cytogen Corp.*..........................             14,415
     6,145  Cytyc Corp.*............................            160,384
       849  Deltagen, Inc.*.........................              7,811
    20,593  Devry, Inc.*............................            585,871
     1,350  DiamondCluster International Inc. -
            Class A*................................             17,685
     1,800  Digital Generation Systems, Inc.*.......              1,998
       425  Digitas, Inc.*..........................              1,708
    13,813  Divine, Inc. - Class A*.................             10,222
     1,063  Dollar Thrifty Automotive Group*........             16,476
Shares                                                      Value
-----------------------------------------------------------------------
     4,100  Dun & Bradstreet Corp. (The)*...........  $         144,730
     1,238  Edison Schools, Inc.#...................             24,327
     1,121  Education Management, Inc.*.............             40,636
     1,705  EGL, Inc.#..............................             23,785
       850  Electro Rent Corp.*.....................             10,956
       638  Entremed, Inc.#.........................              5,391
     1,042  Enzo Biochem, Inc.#.....................             24,487
       427  EPIQ Systems, Inc.#.....................              8,262
     4,419  Exult, Inc.#............................             70,925
       738  F.Y.I., Inc.*...........................             24,723
       780  First Consulting Group, Inc.*...........             12,090
       796  Forrester Research, Inc.*...............             16,031
     1,642  Freemarkets, Inc.#......................             39,359
     1,669  Frontier Airlines, Inc.*................             28,373
       449  FTI Consulting, Inc.*...................             14,727
     1,121  G&K Services, Inc.......................             36,208
       934  Genaissance Pharmaceuticals, Inc.*......              4,343
     1,534  Gene Logic, Inc.*.......................             28,901
       506  Genencor International, Inc.#...........              8,076
       992  Genome Therapeutics Corp.*..............              6,756
     1,109  Gentiva Health Services*................             24,343
     1,417  Harland (John H.) Co....................             31,316
       850  Heidrick & Struggles International,
            Inc.*...................................             15,427
       413  Hotel Reservations Network, Inc.#.......             18,998
     2,655  Icos Corporation#.......................            152,503
        64  ICT Group, Inc.*........................              1,191
    48,434  I-Many, Inc.*...........................            467,388
     2,301  Immunogen, Inc.*........................             38,151
     3,410  Incyte Pharmaceuticals, Inc.*...........             66,700

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,598  Insmed, Inc.*...........................  $           6,104
     1,050  Interlogix, Inc.*.......................             40,603
       567  Interpool, Inc..........................             10,915
     2,030  Iron Mountain, Inc.#....................             88,914
     2,314  Isis Pharmaceuticals, Inc.*.............             51,348
     1,209  ITT Educational Services, Inc.*.........             44,576
     1,163  Jacobs Engineering Group, Inc.#.........             76,758
       780  Kelly Services, Inc.....................             17,074
       528  Kendle International, Inc.*.............             10,644
     1,509  Key3Media Group*........................              8,043
     1,272  kforce.com, Inc.*.......................              8,001
     2,230  Korn/Ferry International*...............             23,749
     1,070  Kosan Biosciences, Inc.*................              8,549
     5,880  KPMG Consulting, Inc.*..................             97,432
       700  Kroll, Inc.*............................             10,570
     2,117  Labor Ready, Inc.*......................             10,818
       406  Landauer, Inc...........................             13,743
       596  Learning Tree International*............             16,628
     1,853  Loudcloud, Inc.*........................              7,857
       813  Luminex Corp.*#.........................             13,788
       100  Lynch Interactive Corp.*................              6,900
       850  Madison Gas & Electric Co...............             22,482
     1,630  Mail-Well, Inc.*........................              6,683
       213  Management Network Group, Inc.*.........              1,470
     4,102  Manpower, Inc...........................            138,278
    14,302  Massey Energy Co........................            296,480
    15,096  Maximus, Inc.*#.........................            634,938
       504  MedQuist, Inc.*.........................             14,742
       496  Memberworks, Inc.*......................              6,949
     3,118  Metromedia International Group, Inc.*...              2,526
       567  Midas, Inc..............................              6,520
       813  Millennium Cell, Inc.*..................              4,244
Shares                                                      Value
-----------------------------------------------------------------------
     5,240  Modis Professional Services, Inc.*......  $          37,414
     1,292  Myriad Genetics, Inc.*..................             68,011
       283  National Processing, Inc.*..............              9,197
     1,630  Navigant Consulting, Inc.*..............              8,965
       850  NCO Group, Inc.*........................             19,465
       603  NeoPharm, Inc.*.........................             15,105
       342  NetRatings, Inc.#.......................              5,363
     1,292  Neurocrine Biosciences, Inc.#...........             66,293
       709  Neurogen Corp.*.........................             12,393
       567  New England Business Service, Inc.......             10,858
       485  New Horizons Worldwide, Inc.*...........              5,577
     2,388  Northwest Airlines Corp.*...............             37,492
     1,134  On Assignment, Inc.*....................             26,048
     1,683  Orchid Biosciences*.....................              9,256
     1,063  Overture Services, Inc.#................             37,662
     1,313  Paradigm Genetics, Inc.*................              7,484
       413  PDI, Inc.*..............................              9,218
     6,329  PerkinElmer, Inc........................            221,642
     1,776  Per-Se Technologies*....................             19,092
    56,250  Pharmacopeia, Inc.*.....................            781,312
       780  Prepaid Legal Services, Inc.*#..........             17,082
     2,130  Profit Recovery Group International#....             17,359
     5,874  Quintiles Transnational Corp.*..........             94,454
     5,711  R.R. Donnelley & Sons Co................            169,560
       591  Regeneration Technologies, Inc.*........              6,022
     1,334  Regeneron Pharmaceutical#...............             37,565
     2,001  Regis Corp..............................             51,586
       380  Rent-A-Center, Inc.*....................             12,757
     1,063  Rent-Way, Inc.*.........................              6,367

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     9,067  Republic Services, Inc.*................  $         181,068
       449  Resources Connection, Inc.*.............             11,822
     1,298  Rigel Pharmaceuticals, Inc.*............              6,036
       459  Right Management Consultants, Inc.*.....              7,941
       780  Rollins, Inc............................             15,600
       828  Sangamo BioSciences, Inc.*..............              7,734
       213  Seattle Genetics, Inc.*.................              1,214
     1,813  Sequenom, Inc.*.........................             19,345
    15,590  Service Corp. International*#...........             77,794
    15,908  Servicemaster Company...................            219,530
     2,339  Sitel Corp.*............................              5,614
       984  Sotheby's, Inc.*........................             16,344
     1,176  SpeechWorks International, Inc.*........             13,230
     2,551  Spherion Corp.*.........................             24,898
     1,200  Sports Resorts International, Inc.#.....              9,252
       780  Standard Register Co....................             14,453
       354  Startek, Inc.*..........................              6,708
       909  Stericycle, Inc.*.......................             55,340
     5,382  Stewart Enterprises, Inc.*..............             32,238
     1,505  Sylvan Learning Systems, Inc.*..........             33,215
       425  Tejon Ranch Co.*........................             10,162
     1,734  Teletech Holdings, Inc.*................             24,848
     1,313  Telik, Inc.*............................             17,725
     2,662  Tetra Tech, Inc.*.......................             53,000
       285  TRC Companies, Inc.*....................             14,250
       909  Trimeris, Inc.*.........................             40,878
     4,760  U.S. Oncology, Inc.*....................             35,890
       570  UniFirst Corp...........................             12,853
   193,600  United Global Com, Inc.*#...............            968,000
     2,188  United Rentals, Inc.*...................             49,668
       450  University Of Phoenix Online*...........             14,665
Shares                                                      Value
-----------------------------------------------------------------------
       667  URS Corp.*..............................  $          18,282
     2,881  Valassis Communications, Inc.*..........            102,621
     4,482  Viad Corp...............................            106,134
       496  Volt Information Sciences, Inc.*........              8,482
       425  Wackenhut Corp.#........................             10,540
     2,143  Wallace Computer Services, Inc..........             40,696
     1,550  Waste Connections, Inc.*................             48,034
    51,664  Wind River Systems*.....................            925,302
     1,425  Xanser Corp.*...........................              2,864
                                                      -----------------
                                                             10,369,742
                                                      -----------------
COMMUNICATIONS -- 1.2%
     1,630  ACTV, Inc.*.............................              3,048
     4,431  Advanced Fibre Communication, Inc.*.....             78,296
     1,205  Allen Telecom, Inc.*....................             10,242
     1,747  ANADIGICS, Inc.*........................             26,642
     4,415  Andrew Corp.*...........................             96,644
     2,492  Arris Group, Inc.#......................             24,322
     2,268  Aspect Communications Corp.*............              8,800
     2,504  Avici Systems, Inc.*....................              7,287
     2,514  Cable Design Technologies Corp.*........             34,392
       425  Carrier Access Corp.*...................              1,241
     1,563  C-COR.net Corporation*..................             22,773
       496  Celeritek, Inc.*........................              6,641
     1,242  Centillium Communications, Inc.#........              9,762
     2,700  Copper Mountain Networks, Inc.*.........              4,563
    14,060  Corvis Corp.*...........................             45,414
    10,300  Crown Castle International Corp.*.......            110,004
       938  CT Communications, Inc..................             15,486

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       213  Cubic Corp..............................  $          10,940
     4,660  DMC Stratex Networks, Inc.*.............             36,255
     1,221  Elantec Semiconductor, Inc.*............             46,886
     1,600  FiberCore, Inc.*........................              3,840
     3,168  Harmonic Lightwaves, Inc.*..............             38,079
     3,518  Harris Corp.............................            107,334
       354  Inet Technologies, Inc.*................              3,742
       628  Inrange Technologies Corp. - Class B*...              7,756
     3,176  Intelidata Technologies Corp.*..........              8,988
     3,239  InterDigital Communications Corp.#......             31,418
       850  Inter-Tel, Inc..........................             16,337
     1,488  InterVoice-Brite, Inc.*.................             19,046
       600  Intrado, Inc.*..........................             16,080
     8,517  L-3 Communications Holdings, Inc.#......            766,530
     1,547  Leap Wireless International, Inc.#......             32,441
       985  Lexent, Inc.*...........................              6,156
     1,100  McDATA Corp. - Class A*.................             26,950
    27,000  McLeodUSA, Inc.*........................              9,990
     1,783  Metawave Communications Corp.*..........              5,563
       973  Metro One Telecommunications, Inc.*.....             29,433
       213  Neon Communications, Inc.*..............                577
     1,488  Netro Corp.*............................              5,461
     1,000  Next Level Communication, Inc.*.........              3,350
     2,300  Nextel Partners, Inc.*..................             27,600
       867  NTELOS, Inc.#...........................             13,430
    68,800  ONI Systems Corp.*......................            431,376
     1,772  Paxson Communications Corp.*............             18,517
Shares                                                      Value
-----------------------------------------------------------------------
       770  Peco II, Inc.*..........................  $           4,589
     1,630  Pinnacle Holdings, Inc.*................                554
     1,697  Plantronics, Inc.#......................             43,511
     4,739  Polycom, Inc.#..........................            163,022
     3,184  Powerwave Technologies, Inc.*...........             55,020
     1,634  Proxim, Inc.#...........................             16,209
       850  Rainbow Technologies, Inc.*.............              6,290
       900  ROHN Industries, Inc.*..................              1,854
     1,976  SBA Communications Corp.*...............             25,728
     2,384  Sirius Satellite Radio, Inc.#...........             27,726
       600  Sorrento Networks Corp.#................              2,154
       638  Spectralink Corp.*......................             10,929
       606  Spectrian Corp.#........................              6,684
     1,455  Sunrise Telecom, Inc.*..................              5,835
     1,028  Symmetricom, Inc.*......................              7,823
     2,555  Tekelec#................................             46,271
     3,059  Terayon Communication Systems, Inc.#....             25,301
     5,528  Terremark Worldwide, Inc.*..............              3,151
       100  Time Warner Telecom, Inc. - Class A#....              1,769
       696  Tollgrade Communications, Inc.*.........             23,212
     1,483  Turnstone Systems, Inc.*................              5,888
    32,013  Ulticom, Inc.*..........................            322,051
     2,154  UTStarcom, Inc.#........................             61,389
       709  Viasat, Inc.*...........................             11,060
    25,300  Williams Communications Group, Inc.*....             59,455
       567  XM Satellite Radio Holdings, Inc.#......             10,410
       709  Zixit Corporation#......................              3,588
                                                      -----------------
                                                              3,181,105
                                                      -----------------
COMPUTER HARDWARE -- 0.3%
       700  Bell Microproducts, Inc.*...............              8,834

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,567  Computer Network Technology Corp.*......  $          27,877
     3,789  Diebold, Inc............................            153,227
     4,800  Foundry Networks, Inc.*.................             39,120
    82,045  Maxtor Corp.*...........................            520,165
     4,685  Tektronix, Inc.*........................            120,779
                                                      -----------------
                                                                870,002
                                                      -----------------
COMPUTER SERVICES -- 1.2%
     1,100  Aether Systems, Inc.#...................             10,120
     3,500  Akamai Technologies, Inc.#..............             20,790
       800  Alloy Online, Inc.#.....................             17,224
     2,951  BISYS Group, Inc.*......................            188,834
     6,870  Ceridian Corp.*.........................            128,812
     1,450  Clarent Corp.(a)........................                145
     1,042  Corillian Corp.*........................              4,991
     2,539  CSG Systems International, Inc.*........            102,703
     2,017  Documentum, Inc.*.......................             43,809
     1,205  DSP Group, Inc.*........................             28,028
     2,968  Electronics for Imaging, Inc.*..........             66,216
       754  eSPEED, Inc. - Class A*.................              6,243
     5,526  Extreme Networks, Inc.#.................             71,285
       709  Gerber Scientific, Inc..................              6,594
    86,217  Insight Enterprises, Inc.*..............          2,120,938
     2,810  Intergraph Corp.*.......................             38,609
     7,531  Internap Network Services Corp.*........              8,736
     3,506  Jack Henry & Associates, Inc............             76,571
     3,506  Mentor Graphics Corp.*..................             82,636
     3,406  Perot Systems Corp.*....................             69,551
       942  Register.com, Inc.*.....................             10,833
     3,410  S1 Corp.*...............................             55,174
Shares                                                      Value
-----------------------------------------------------------------------
     4,000  Sapient Corp.*..........................  $          30,880
       400  Tellium, Inc.#..........................              2,492
                                                      -----------------
                                                              3,192,214
                                                      -----------------
COMPUTER SOFTWARE -- 1.7%
       606  3D Systems Corp.*.......................              8,635
     4,648  Acxiom Corp.*...........................             81,201
    33,400  Artisoft, Inc.*.........................             57,114
       666  Barra, Inc.*............................             31,362
       413  Caminus Corp.*..........................              9,499
     1,000  Convera Corp.*..........................              3,350
     1,576  Dendrite International, Inc.*...........             22,111
       992  Digex, Inc.*............................              2,966
     2,543  Entrust Technologies, Inc.*.............             25,913
     1,959  HNC Software, Inc.*.....................             40,355
   152,304  Information Resources, Inc.*............          1,264,123
   116,955  Liberate Technologies, Inc.*............          1,342,643
     2,839  Manugistics Group, Inc.*#...............             59,846
    46,689  Micromuse, Inc.#........................            700,335
     1,134  MicroStrategy, Inc.*....................              4,366
     1,576  Midway Games, Inc.*#....................             23,656
       200  Moldflow Corp.*.........................              2,864
    19,267  Novell, Inc.*...........................             88,436
     1,083  Numerical Technologies, Inc.#...........             38,122
       813  OTG Software, Inc.*.....................              8,130
     2,755  Pinnacle Systems, Inc.*.................             21,875
    34,192  PRI Automation, Inc.*...................            699,226
       425  Renaissance Learning, Inc.*.............             12,950
       709  SERENA Software, Inc.*..................             15,414
     1,417  Sykes Enterprises, Inc.*................             13,235
     2,217  Transaction Systems*....................             27,180
     1,063  USinternetworking, Inc.*................                213
     1,821  Viewpoint Corp.*........................             12,401

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       996  WatchGuard Technologies, Inc.*..........  $           6,484
                                                      -----------------
                                                              4,624,005
                                                      -----------------
COMPUTER SOFTWARE & PROCESSING -- 4.6%
     1,600  3DO Co. (The)*..........................              3,328
       858  Acacia Research Corp.*..................              9,498
     1,750  Activision, Inc.*.......................             45,517
     2,551  Actuate Corporation*....................             13,444
    21,205  Advent Software, Inc.#..................          1,059,190
     2,401  Affiliated Computer Services, Inc.#.....            254,818
     1,534  Agile Software Corp.*...................             26,415
     1,161  America Online Latin America, Inc.*#....              5,283
     2,343  American Management Systems*............             42,361
       300  Ansoft Corp.*...........................              4,380
     2,417  AnswerThink Consulting Group, Inc.*.....             15,783
       706  ANSYS, Inc.*............................             17,403
    12,200  Ariba, Inc.#............................             75,152
     2,339  Art Technology Group, Inc.*.............              8,140
    14,428  Ascential Software Corp.*...............             58,433
     1,576  Aspen Technology, Inc.*.................             26,477
     2,926  Autodesk, Inc...........................            109,052
     2,001  Avant! Corporation*.....................             41,000
     1,209  Aware, Inc.*............................             10,035
     1,500  Blue Martini Software, Inc.*............              4,515
     2,881  Borland Software Corp.*.................             45,116
       980  Brady Corporation.......................             35,868
       500  Braun Consulting*.......................              1,775
       921  Brio Technology, Inc.*..................              2,652
    12,300  BroadVision, Inc.#......................             33,702
       496  Bsquare Corp.*..........................              2,068
       709  Cacheflow, Inc.*........................              1,900
Shares                                                      Value
-----------------------------------------------------------------------
       825  Carreker Corp.*.........................  $           4,867
       931  CCC Information Services Group*.........              5,754
     1,091  Centra Software, Inc.*..................              8,728
     1,334  Cerner Corp.#...........................             66,607
     3,293  Checkfree Corp.*#.......................             59,274
     3,404  Choicepoint, Inc.*......................            172,549
     1,400  Chordiant Software, Inc.*...............             11,074
     2,884  Ciber, Inc.*............................             27,254
     3,277  Cirrus Logic, Inc.*.....................             43,322
       885  Click Commerce, Inc.*...................              2,797
     6,371  CNET Networks, Inc.*....................             57,148
     1,630  Cognex Corp.*...........................             41,744
       413  Cognizant Technology Solutions Corp.*...             16,925
     5,103  Comdisco, Inc...........................              2,654
    15,600  Commerce One, Inc.*.....................             55,692
       700  Constellation 3D, Inc.*.................                602
       796  CoStar Group, Inc.*.....................             19,112
     1,276  Covansys Corp.*.........................             11,420
       709  Datastream Systems, Inc.*...............              4,375
     3,560  Deluxe Corp.............................            148,025
       425  Digimarc Corp.*.........................              7,896
     1,321  Digital Insight Corp.*..................             29,538
       496  Digital Lightwave, Inc.*................              4,652
     1,413  DigitalThink, Inc.*.....................             15,260
     1,810  Docent, Inc.*...........................              5,738
     3,225  E.piphany, Inc.*........................             28,090
     3,963  Earthlink, Inc.*........................             48,230
    39,250  Echelon Corp.*#.........................            555,780
     2,422  efunds Corp.*...........................             33,303
       413  Embarcadero Technologies, Inc.#.........              9,995
       921  Engage, Inc.*#..........................                405
     1,591  EXE Technologies, Inc.*.................              8,098
       213  Extensity, Inc.*........................                464

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,109  F5 Networks, Inc.*#.....................  $          23,888
     1,073  Factset Research Systems, Inc...........             37,501
     2,600  FalconStor Software, Inc.#..............             23,556
     1,888  Filenet Corp.*..........................             38,308
     4,031  Gartner Group, Inc.*....................             47,122
   311,900  Genuity, Inc.*..........................            492,802
     1,930  Global Payments, Inc....................             66,392
     1,447  Gtech Holdings Corp.*...................             65,535
     3,864  Homestore.com, Inc.*....................             13,910
     1,209  HotJobs.com Ltd.*.......................             12,562
     1,817  Hyperion Solutions Corp.*...............             36,086
    81,200  i2 Technologies, Inc.*..................            641,480
     2,143  IDT Corp.*..............................             41,810
     1,038  IDX Systems Corp.*......................             13,504
     1,467  Indus International, Inc.*..............             10,709
       680  Infogrames, Inc.*.......................              4,821
     2,300  Infonet Services Corp.*.................              5,635
     3,710  Informatica Corp.*......................             53,832
    12,200  InfoSpace, Inc.*........................             25,010
     1,630  infoUSA, Inc.*..........................             11,312
     7,100  Inktomi Corp.*..........................             47,641
        85  Innovative Solutions and Support,
            Inc.*...................................                660
       428  Integral Systems, Inc.*.................              8,239
    24,467  Integrated Circuit System#..............            552,710
     1,800  Interactive Data Corp...................             25,452
       213  Interactive Intelligence, Inc.*.........              1,480
       725  Intercept Group, Inc.*..................             29,652
     2,105  Internet Security Systems, Inc.*#.......             67,486
     2,693  Intertrust Technologies Corp.*..........              3,312
     4,960  Interwoven, Inc.*.......................             48,310
     1,183  ITXC Corp.*.............................              8,506
     5,510  J.D. Edwards & Co.*.....................             90,639
Shares                                                      Value
-----------------------------------------------------------------------
     1,180  JDA Software Group, Inc.*...............  $          26,373
       716  Kana Software, Inc.*....................             13,933
     2,910  Keane, Inc.*............................             52,467
     1,609  Keynote Systems, Inc.*..................             15,044
     1,000  Kronos, Inc.*...........................             48,380
    44,700  Lawson Software, Inc.*..................            704,025
     4,798  Legato Systems, Inc.*...................             62,230
     2,994  Macromedia, Inc.*.......................             53,293
     2,230  Macrovision Corp.*......................             78,541
       713  Manhattan Associates, Inc.*.............             20,784
       602  Mapinfo Corp.*..........................              9,445
     1,513  MatrixOne, Inc.*........................             19,654
     1,454  Maxygen, Inc.*..........................             25,547
       300  McAfee.com Corp.*.......................             10,173
     1,325  MetaSolv, Inc.*.........................             10,401
       709  MRO Software, Inc.*.....................             16,576
     1,491  MSC Software Corp.*.....................             23,260
     1,321  Multex.com, Inc.*.......................              5,944
     1,605  National Instruments Corp.*.............             60,123
     1,717  NDCHealth Corp..........................             59,322
     1,169  Netegrity, Inc.*#.......................             22,632
     2,177  NETIQ Corp.*............................             76,761
     1,196  Netscout Systems, Inc.*.................              9,460
     7,337  Network Associates, Inc.#...............            189,661
       638  Novadigm, Inc.*.........................              6,055
     1,313  Nuance Communications, Inc.*............             11,948
       685  OPNET Technologies, Inc.*...............              9,871
    10,200  Optimal Robotics Corp.#.................            361,590
     1,209  Packeteer, Inc.*........................              8,910
    14,115  Parametric Technology Corp.*............            110,238
       567  PC-Tel, Inc.*...........................              5,506
       142  PEC Solutions, Inc.*....................              5,341
     1,063  Phoenix Technologies Ltd.*..............             12,373
       909  Pixar, Inc.#............................             32,688

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       646  PLATO Learning, Inc.*...................  $          10,730
       709  PLX Technology, Inc.*...................              8,940
     4,900  Portal Software, Inc.*..................             10,192
       780  ProBusiness Services, Inc.*.............             14,664
     1,630  Progressive Software Corp.*.............             28,166
     1,347  Puma Technology, Inc.*..................              3,475
       925  QRS Corp.*..............................             13,042
     1,850  Quest Software, Inc.#...................             40,903
    76,300  Quovadx, Inc.*..........................            698,145
       850  Radiant Systems, Inc.*..................              9,775
       967  Radisys Corp.*..........................             19,011
     4,100  Rambus, Inc.#...........................             32,759
     4,400  RealNetworks, Inc.*.....................             26,136
     1,373  Red Hat, Inc.*..........................              9,748
     2,589  Retek, Inc.*............................             77,333
       862  Roxio, Inc.*............................             14,266
     2,645  RSA Security, Inc.#.....................             46,182
     1,242  Saba Software, Inc.#....................              6,483
       850  Sanchez Computer Associates*............              7,267
     1,009  Seachange International, Inc.#..........             34,427
     1,663  Secure Computing Corp.*.................             34,175
     1,413  SeeBeyond Technology Corp.#.............             13,706
       842  Selectica, Inc.*........................              5,094
       900  SignalSoft Corp.*.......................              4,023
       200  Simplex Solutions, Inc.*................              3,400
       264  SkillSoft Corp.*........................              6,843
     5,040  SONICblue, Inc.*........................             20,362
    33,176  SonicWall, Inc.*#.......................            644,941
       567  SPSS, Inc.*.............................             10,064
     3,500  Starbase Corp.*.........................              2,380
     1,630  StarMedia Network, Inc.*................                619
       909  Stellent, Inc.#.........................             26,870
     2,900  StorageNetworks, Inc.#..................             17,922
Shares                                                      Value
-----------------------------------------------------------------------
     1,049  Support.Com, Inc.*......................  $           6,577
     5,450  Sybase, Inc.*...........................             85,892
     6,900  Sycamore Networks, Inc.*................             36,984
     3,210  Synopsys, Inc.#.........................            189,615
       528  Synplicity, Inc.*.......................              7,123
       213  Syntel, Inc.*...........................              2,754
     2,076  Take-Two Interactive Software#..........             33,569
       746  TALX Corp...............................             18,635
    94,600  TheStreet.com, Inc.*....................            121,088
     3,100  TIBCO Software, Inc.*...................             46,283
     1,000  Tradestation Group, Inc.*...............              1,560
       472  Travelocity.com, Inc.*..................             13,551
       283  Trex Company, Inc.#.....................              5,374
    61,963  Trizetto Group*.........................            812,955
    16,900  Unisys Corp.*...........................            211,926
       913  Vastera, Inc.*..........................             15,165
     1,576  Verity, Inc.*...........................             31,914
     3,756  VerticalNet, Inc.*......................              5,258
   253,000  Viant Corp.*............................            422,510
    13,400  Vignette Corp.*.........................             71,958
    71,100  Vitria Technology, Inc.*................            454,329
     2,055  Wave Systems Corp.*.....................              4,603
     1,013  WebEx Communications, Inc.*#............             25,173
    12,018  WebMD Corp.*............................             84,847
     1,186  webMethods, Inc.#.......................             19,877
       813  Websense, Inc.*.........................             26,073
       621  Witness Systems, Inc.*..................              8,272
                                                      -----------------
                                                             12,854,996
                                                      -----------------
COMPUTERS & INFORMATION -- 2.3%
   320,955  3Com Corp.*.............................          2,047,693
    66,968  Advanced Digital Information Corp.*.....          1,074,167
       283  Analogic Corp...........................             10,898
     2,300  Auspex Systems, Inc.*...................              4,140

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
    27,755  Avocent Corp.#..........................  $         673,059
     3,439  Concurrent Computer Corp.*..............             51,069
       425  Crossroads Systems, Inc.*...............              1,908
     1,505  Electro Scientific Industries, Inc.*....             45,165
     4,385  Emulex Corp.*...........................            173,251
    10,800  Enterasys Networks, Inc.*...............             95,580
       400  Global Imaging Systems, Inc.*...........              5,972
    61,800  Immersion Corp.*........................            416,445
     2,030  In Focus Systems, Inc.*.................             44,701
     3,359  Interland, Inc.*........................              7,087
        25  International Game Technology*..........              1,707
     9,500  Internet Capital Group, Inc.*...........             11,495
    22,943  Iomega Corp.*...........................            191,574
    61,500  Lantronix, Inc.*........................            388,680
       825  MCSI, Inc.*.............................             19,346
       500  Micro General Corp.*....................              6,855
       980  MICROS Systems, Inc.*...................             24,598
     1,559  NMS Communications Corp.*...............              7,514
     1,192  NYFIX, Inc.#............................             23,864
    30,700  Palm, Inc.*.............................            119,116
       528  Planar Systems, Inc.*...................             11,141
     5,900  Priceline.com, Inc.*....................             34,338
       780  ProQuest Co.*...........................             26,450
     8,362  Quantum Corp. - DLT & Storage*..........             82,366
     2,931  Reynolds & Reynolds Company.............             71,077
     6,320  Riverstone Networks, Inc.*#.............            104,912
     6,216  Safeguard Scientifics, Inc.*............             21,756
     3,768  Sandisk Corp.*..........................             54,259
       967  SBS Technologies, Inc.*.................             14,089
       285  ScanSource, Inc.*.......................             13,566
Shares                                                      Value
-----------------------------------------------------------------------
       649  Schawk, Inc.............................  $           7,139
       800  Scientific Games Corp. - Class A*.......              7,000
       709  SCM Microsystems, Inc.*.................             10,380
    11,692  Silicon Graphics, Inc.*.................             24,553
     5,582  Storage Technology Corp.*...............            115,380
     1,417  Systems & Computer Technology
            Corporation*............................             14,652
     1,221  Three-Five Systems, Inc.*...............             19,426
     2,423  VA Linux, Inc.*.........................              5,936
    53,900  Visual Networks, Inc.*..................            249,018
     9,786  Western Digital Corp.*..................             61,358
     2,200  Xybernaut Corp.*........................              5,236
     1,405  Zebra Technologies Corp.*...............             77,992
                                                      -----------------
                                                              6,477,908
                                                      -----------------
CONTAINERS & PACKAGING -- 0.1%
     1,447  Ball Corp...............................            102,303
     1,134  Clarcor, Inc............................             30,788
     5,741  Crown Cork & Seal Co., Inc.*............             14,582
       464  Silgan Holdings, Inc.*..................             12,138
                                                      -----------------
                                                                159,811
                                                      -----------------
COSMETICS & PERSONAL CARE -- 0.1%
     1,959  Alberto-Culver Co.#.....................             87,646
       554  Chemed Corp.............................             18,781
     2,030  Church & Dwight, Inc....................             54,059
     5,140  Dial Corp...............................             88,151
       428  Elizabeth Arden, Inc.*..................              6,536
       213  Stepan Company..........................              5,172
                                                      -----------------
                                                                260,345
                                                      -----------------
EDUCATION -- 0.0%
       204  Strayer Education, Inc..................              9,939
                                                      -----------------
ELECTRIC UTILITIES -- 1.3%
     4,431  AllETE..................................            111,661

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     4,244  Alliant Energy Corp.....................  $         128,848
       834  Aquila, Inc.*...........................             14,261
     2,626  Avista Corp.............................             34,821
     1,363  Black Hills Corp........................             46,124
       549  Central Vermont Public Services Corp....              9,168
       880  CH Energy Group, Inc....................             38,254
     2,284  Cleco Corporation.......................             50,179
     4,740  Conectiv, Inc...........................            116,083
     6,712  DPL, Inc................................            161,625
     3,022  DQE, Inc.#..............................             57,206
    12,821  DTE Energy Co...........................            537,713
    17,300  Edison International*...................            261,230
     2,551  El Paso Electric Co.*...................             36,989
       850  Empire District Electric Co.............             17,850
     6,297  Energy East Corp........................            119,580
     3,364  Great Plains Energy, Inc................             84,773
     2,001  Idacorp, Inc............................             81,241
     5,849  Montana Power Co. (The)*................             33,632
     2,261  Newpower Holdings, Inc.*................              1,673
     8,000  Niagara Mohawk Holdings, Inc.#..........            141,840
     7,537  Northeast Utilities.....................            132,877
     1,392  Northwestern Corporation................             29,302
     2,810  NSTAR...................................            126,028
     4,173  OGE Energy Corp.#.......................             96,313
     1,783  Orion Power Holdings, Inc.*.............             46,536
     1,334  Otter Tail Power Co.....................             38,873
       354  Plug Power, Inc.*#......................              3,094
     5,361  Potomac Electric Power..................            120,998
     2,159  Public Service Co. of New Mexico........             60,344
     4,627  Puget Energy, Inc.......................            101,285
     1,859  RGS Energy Group, Inc...................             69,898
     5,582  Scana Corp..............................            155,347
     5,373  Sierra Pacific Resources................             80,864
Shares                                                      Value
-----------------------------------------------------------------------
     1,476  UGI Corp................................  $          44,575
       638  UIL Holdings Corp.......................             32,729
     1,747  Unisource Energy Corp. Holding
            Company.................................             31,778
     3,856  Western Resources, Inc..................             66,323
     5,928  Wisconsin Energy Corp...................            133,736
     1,534  WPS Resources Corp.#....................             56,068
                                                      -----------------
                                                              3,511,719
                                                      -----------------
ELECTRICAL EQUIPMENT -- 0.8%
     1,519  Active Power, Inc.*.....................             10,329
     2,243  Acuity Brands, Inc.*....................             27,140
     8,800  American Power Conversion Corp.*........            127,248
     1,747  Ametek, Inc.............................             55,712
     2,117  Artesyn Technologies, Inc.*.............             19,709
    40,000  Asiainfo Holdings, Inc.*................            696,800
     1,205  Baldor Electric Company.................             25,184
       670  BriteSmile, Inc.*.......................              3,350
     1,334  C&D Technologies, Inc...................             30,482
     3,172  Capstone Turbine Corp.*.................             17,161
       628  Cataytica Energy Systems, Inc.*.........              2,870
     1,392  Checkpoint Systems, Inc.*...............             18,653
       554  EMCOR Group, Inc.*......................             25,152
   115,700  Evans & Sutherland Computer Co.*........            767,091
       213  Franklin Electric Co....................             17,466
     1,521  FuelCell Energy, Inc.*#.................             27,591
       312  General Electric Co.....................             12,505
       567  Genlyte Group, Inc.*....................             16,874
     1,261  H Power Corp.*..........................              3,934
       283  HI/FN, Inc.*............................              4,095
     1,050  Littelfuse, Inc.*.......................             27,552
       642  LSI Industries, Inc.....................             11,171
       850  Magnetek, Inc.*.........................              7,658
       128  Medis Technologies Ltd.*#...............                941

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     3,622  Micrel, Inc.#...........................  $          95,005
     2,243  National Service Industries, Inc.#......              4,531
       285  Powell Industries, Inc.*................              5,349
     1,706  Proton Energy Systems, Inc.*............             14,074
     1,317  Quanta Services, Inc.#..................             20,321
     1,205  Rayovac Corp.*..........................             21,208
     1,205  SLI, Inc................................              3,145
       825  Therma-Wave, Inc.*......................             12,309
     3,222  Thomas & Betts Corp.....................             68,145
       780  Thomas Industries, Inc..................             19,500
     3,685  U.S. Industries, Inc.*..................              9,434
     3,055  Ucar International, Inc.*...............             32,688
     1,417  Valence Technology, Inc.*...............              4,775
       780  Valmont Industries......................             11,279
     1,150  Vicor Corp.*............................             18,630
       496  Woodhead Industries, Inc................              7,876
       867  Zygo Corp.*.............................             13,785
                                                      -----------------
                                                              2,318,722
                                                      -----------------
ELECTRONICS -- 3.9%
       100  3DFX Interactive, Inc.*.................                 48
       425  ACT Manufacturing, Inc.#................                149
     1,292  Actel Corp.*............................             25,724
     5,752  Adaptec, Inc.*..........................             83,404
       425  ADE Corp.*..............................              4,250
    80,381  Aeroflex, Inc.*.........................          1,521,612
     1,634  Alliance Semiconductor Corp.*...........             19,739
     2,430  Alpha Industries, Inc.*.................             52,974
       850  American Superconductor Corp.*..........             10,421
     6,900  Amkor Technology, Inc.#.................            110,607
    18,101  Amphenol Corp.*.........................            869,753
       992  Anaren Microwave, Inc.*.................             17,181
       980  Armor Holdings, Inc.#...................             26,450
Shares                                                      Value
-----------------------------------------------------------------------
     5,294  Arrow Electronics, Inc.#................  $         158,291
       600  Artisan Components, Inc.*...............              9,480
       628  AstroPower, Inc.#.......................             25,390
     1,521  ATMI, Inc.#.............................             36,276
       709  Audiovox Corp.*.........................              5,289
     1,500  Avanex Corp.*...........................              8,850
     6,321  Avnet, Inc..............................            160,996
     2,900  AVX Corp................................             68,411
       980  AXT, Inc.*..............................             14,141
       938  Barnes Group, Inc.......................             22,503
     1,528  Beacon Power Corp.*.....................              1,986
       354  Bel Fuse, Inc...........................              8,868
     1,180  Benchmark Electronics, Inc.*............             22,373
     1,050  Black Box Corp.*........................             55,524
     1,113  Caliper Technologies Corp.#.............             17,374
       385  Catapult Communications Corp.*..........             10,033
     1,661  ChipPAC, Inc.#..........................             12,325
     1,221  Cohu, Inc...............................             24,115
    13,500  Conexant Systems, Inc.*.................            193,860
     3,935  Cree, Inc.*#............................            115,925
     1,676  CTS Corp................................             26,648
     6,000  Cypress Semiconductor Corp.*............            119,580
     2,096  DDi Corp.*..............................             20,625
       585  DRS Technologies, Inc.*.................             20,855
       213  DuPont Photomasks, Inc.*................              9,255
       585  EDO Corp.#..............................             15,473
     1,134  Emcore Corp.*...........................             15,252
     4,952  Energizer Holdings, Inc.*...............             94,336
       709  Energy Conversion Devices, Inc.*........             13,450
       496  Esco Technologies, Inc.*................             17,107
     1,080  Esterline Technologies Corp.*...........             17,291
     2,101  Exar Corp.*.............................             43,806

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     5,300  Fairchild Semiconductor International,
            Inc.*...................................  $         149,460
     6,765  Finisar Corporation*....................             68,800
     1,250  FSI International, Inc.*................             11,525
     5,837  GlobespanVirata, Inc.*..................             75,589
       949  Handspring, Inc.#.......................              6,396
     1,292  Helix Technology Corp...................             29,135
    52,400  Herley Industries, Inc.*................            890,800
     1,334  Hughes Supply, Inc......................             41,181
     1,305  Hutchinson Technology, Inc.*............             30,302
     1,630  Imation Corporation*....................             35,175
     1,563  Integrated Silicon Solution, Inc.*......             19,131
     3,364  International Rectifier Corp.#..........            117,336
     5,463  Intersil Holding Corp.*.................            176,182
       670  Itron, Inc.*#...........................             20,301
       142  IXYS Corp.*.............................              1,149
     1,183  JNI Corp.*..............................              9,831
     4,640  KEMET Corp.*............................             82,360
     3,635  Kopin Corp.*............................             50,890
    18,640  Lattice Semiconductor Corp.*............            383,425
     2,655  LTX Corp.*..............................             55,596
       800  Manufacturers' Services Ltd.*...........              5,000
       549  Maxwell Technologies, Inc.*.............              5,380
       921  Mercury Computer Systems, Inc.#.........             36,020
       628  Merix Corp.*............................             10,833
     1,559  Methode Electronics.....................             12,472
     7,100  Microchip Technology, Inc.*.............            275,054
     1,450  Microsemi Corp.*........................             43,065
     1,164  Microtune, Inc.*........................             27,307
       496  Microvision, Inc.*......................              7,063
Shares                                                      Value
-----------------------------------------------------------------------
     1,950  MIPS Technologies, Inc. - Class A#......  $          16,848
     3,928  MRV Communications, Inc.*...............             16,655
     2,613  New Focus, Inc.*........................              9,956
       691  Nu Horizons Electronics Corp.*..........              7,103
     2,714  Oak Technology, Inc.*...................             37,317
     1,347  ON Semiconductor Corp.*.................              2,788
     5,813  Oplink Communications, Inc.*............             10,958
       802  Park Electrochemical Corp...............             21,173
     1,255  Pemstar, Inc.*..........................             15,060
     1,250  Pericom Semiconductor Corp.*............             18,125
     1,363  Photronics, Inc.*.......................             42,730
     1,488  Pioneer Standard Electronics............             18,898
     1,113  Pixelworks, Inc.*.......................             17,875
    33,072  Plexus Corp.#...........................            878,392
     1,505  Power Integrations, Inc.*...............             34,374
     2,968  Power-One, Inc.*........................             30,897
   128,357  Read-Rite Corp.*........................            848,440
       428  Recoton Corp.*..........................              5,821
     2,201  REMEC, Inc.*............................             21,988
       425  Research Frontiers, Inc.#...............              7,123
       149  Richardson Electronics Ltd..............              1,803
       938  Rogers Corp.*...........................             28,421
       513  Rudolph Technologies, Inc.*.............             17,606
       600  Sage, Inc.*.............................             22,242
    14,377  Semtech Corp.*..........................            513,115
     3,717  Silicon Image, Inc.*....................             13,976
       442  Silicon Laboratories, Inc.#.............             14,900
       283  Siliconix, Inc.*........................              7,760
     1,321  Sipex Corp.*............................             16,975
       142  Sirenza Microdevices, Inc.*.............                865
     1,559  Somera Communications, Inc.*............             11,770

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       638  Standard Microsystems Corp.*............  $           9,902
       780  Stoneridge, Inc.*.......................              7,098
     3,256  Stratos Lightwave, Inc.*................             20,024
       283  Supertex, Inc.*.........................              4,955
     1,563  Technitrol, Inc.........................             43,170
     3,222  Titan Corp.#............................             80,389
     4,591  Transmeta Corp.*........................             10,513
    33,956  Transwitch Corp.*.......................            152,802
       500  Trikon Technologies, Inc.*..............              5,875
     1,463  Trimble Navigation Ltd.*................             23,715
       234  Tripath Technology, Inc.*...............                400
    47,390  TriQuint Semiconductor, Inc.*...........            581,001
       870  TTM Technologies*.......................              8,804
       567  Universal Display Corp.#................              5,160
     1,914  Viasystems Group, Inc.*.................              1,206
       506  Virage Logic Corp.*.....................              9,730
     7,357  Vishay Intertechnology, Inc.#...........            143,461
     1,347  Wesco International, Inc.*..............              6,668
     2,485  Western Multiplex Corp.*................             13,419
       464  Wilson Greatbatch Technologies#.........             16,750
     1,100  Xicor, Inc.*............................             12,210
       980  Zoran Corp.*............................             31,987
                                                      -----------------
                                                             10,705,951
                                                      -----------------
ENTERTAINMENT & LEISURE -- 0.9%
     3,400  Acclaim Entertainment, Inc.#............             18,020
       812  Alliance Gaming Corp.*..................             23,865
       900  AMC Entertainment, Inc.*................             10,800
     1,121  Argosy Gaming Co.*......................             36,455
     1,063  Avid Technology, Inc.*..................             12,915
     1,347  Bally Total Fitness Holdings Corp.*#....             29,041
Shares                                                      Value
-----------------------------------------------------------------------
     1,347  Boca Resorts, Inc.*.....................  $          17,646
     4,202  Callaway Golf Co........................             80,468
       496  Championship Auto Racing Teams, Inc.*...              7,981
       167  Churchill Downs, Inc....................              6,174
       992  Concord Camera Corp.*...................              7,857
       283  CPI Corp................................              4,698
     1,495  Direct Focus, Inc.*.....................             46,644
    44,696  Dover Downs Entertainment...............            683,849
     1,517  ESS Technology*.........................             32,251
     1,080  Gaylord Entertainment Company*..........             26,568
     7,625  Hasbro, Inc.#...........................            123,754
       770  Hollywood Casino Corp.*.................              8,085
     2,200  Hollywood Entertainment Corp.#..........             31,438
     1,405  International Speedway Corp.............             54,935
     1,138  Jakks Pacific, Inc.*....................             21,565
       934  K2, Inc.*...............................              6,734
     1,700  Lexar Media, Inc.*......................              4,488
     1,100  Magna Entertainment Corp.*..............              7,700
       876  MTR Gaming Group, Inc.*.................             14,016
       554  Penn National Gaming, Inc.*.............             16,808
       850  Pinnacle Entertainment, Inc.*...........              5,125
     4,711  Six Flags Entertainment#................             72,455
       638  Speedway Motorsports, Inc.*.............             16,129
       464  Steinway Musical Instruments, Inc.*.....              7,707
    16,721  THQ, Inc.#..............................            810,467
     1,321  Ticketmaster Online-CitySearch, Inc.*...             21,651
     3,693  Westwood One, Inc.*.....................            110,975

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       567  World Wrestling Federation
            Entertainment, Inc.*....................  $           7,456
                                                      -----------------
                                                              2,386,720
                                                      -----------------
ENVIRONMENTAL -- 0.0%
     2,201  Apria Healthcare Group, Inc.*...........             55,003
                                                      -----------------
FINANCIAL SERVICES -- 4.5%
    50,025  4 Kids Entertainment, Inc.*#............          1,002,001
     1,192  Affiliated Managers Group*..............             84,012
       425  Alaska Communications Systems Group,
            Inc.*...................................              3,387
    16,267  Alexandria Real Estate Equities.........            668,574
       240  Alleghany Corp.*........................             46,188
     5,198  Allied Capital Corp.....................            135,148
     5,489  Ameritrade Holding Corp.*...............             32,495
       767  Amli Residential Properties.............             19,344
     3,100  Annaly Mortgage Management, Inc.........             49,600
     2,200  Anthracite Capital, Inc.................             24,178
     3,531  Apartment Investment & Management Co....            161,473
     8,785  Archstone-Smith Trust...................            231,045
     3,093  Arden Realty, Inc.......................             81,964
     3,377  AvalonBay Communities, Inc..............            159,766
       283  Bancfirst Corp..........................              9,820
       921  Bedford Property Investors..............             20,722
       300  BKF Capital Group, Inc.*................              8,610
       780  Blackrock, Inc.*........................             32,526
       611  BOK Financial Corporation*..............             19,253
     1,167  Boykin Lodging Company..................              9,301
     1,259  Brandywine Realty Trust.................             26,527
     2,484  BRE Properties..........................             76,905
     1,901  Camden Property Trust...................             69,767
Shares                                                      Value
-----------------------------------------------------------------------
       921  Capital Automotive......................  $          18,319
       500  Capitol Federal Financial...............             10,420
       390  Capstead Mortgage Corp..................              9,165
     3,177  CarrAmerica Realty Corp.................             95,628
     1,134  CBL & Associates Properties.............             35,721
     2,726  Champion Enterprises, Inc.*.............             33,557
     1,963  Charter Municipal Mortgage Acceptance
            Company.................................             31,899
     1,121  Chateau Communities, Inc................             33,518
       809  Chelsea Property Group, Inc.............             39,722
       600  Clark/Bardes, Inc.*.....................             15,138
       721  Colonial Properties Trust...............             22,459
     1,630  Commercial NET Lease Realty.............             21,190
     1,843  Community First Bankshares..............             47,347
     2,400  Cornerstone Realty Income Trust.........             27,240
       691  Corporate Office Properties Trust.......              8,202
     1,878  Cousins Properties, Inc.................             45,748
       709  Credit Acceptance Corp.*................              6,310
    12,069  Crescent Real Estate Equities Co........            218,570
     1,019  Crown American Realty Trust.............              7,948
     2,059  Doral Financial Corp....................             64,261
     6,870  Duke-Weeks Realty Corporation...........            167,147
       825  DVI, Inc.*..............................             14,190
    15,600  E*TRADE Group, Inc.#....................            159,900
       809  Eastgroup Properties....................             18,664
     1,292  East-West Bancorp, Inc..................             33,269
     3,093  Eaton Vance Corp........................            109,956
     4,256  Edwards (A.G.), Inc.....................            187,988
       638  Entertainment Properties Trust..........             12,345

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
        43  Equity One, Inc.........................  $             591
       780  Essex Property Trust, Inc...............             38,540
       406  Federal Agricultural Mortgage Corp. -
            Class C*................................             16,443
     2,001  Federal Realty Investment Trust.........             46,023
     4,256  Federated Investors, Inc................            135,681
     2,101  First Industrial Realty Trust...........             65,341
     1,063  Friedman Billings Ramsey Group, Inc.*...              5,517
     4,449  Fulton Financial Corp...................             97,122
       313  Gabelli Asset Management, Inc.*.........             13,522
     1,334  Gables Residential Trust................             39,486
       496  GBC Bancorp/California..................             14,632
     2,839  General Growth Properties...............            110,153
       976  Glenborough Realty Trust, Inc...........             18,934
     1,276  Glimcher Realty Trust...................             24,027
       600  Great Lakes REIT, Inc...................              9,600
     2,763  Greater Bay Bancorp#....................             78,967
       354  Hancock Holding Co......................             15,236
     1,149  Headwaters, Inc.*.......................             13,168
     2,797  Health Care Property Investors, Inc.....            101,279
     1,696  Health Care REIT, Inc...................             41,298
     2,272  Healthcare Realty Trust, Inc............             63,616
     2,893  Highwoods Properties, Inc...............             75,073
     1,063  Home Properties Of New York, Inc........             33,591
     3,368  Hospitality Properties Trust............             99,356
     6,583  HRPT Properties Trust...................             57,009
     3,222  IndyMac Mortgage Holdings, Inc.*........             75,330
     1,559  Innkeepers USA Trust....................             15,278
Shares                                                      Value
-----------------------------------------------------------------------
     2,557  Investment Technology Group, Inc.*......  $          99,902
     1,843  IRT Property Co.........................             19,536
       409  Irwin Financial Corp.#..................              6,953
     4,669  iStar Financial, Inc....................            116,492
     1,917  JDN Realty Corp.........................             23,637
     1,263  Jefferies Group, Inc....................             53,438
       574  John Nuveen Co..........................             30,698
       567  JP Realty, Inc..........................             13,489
     4,495  Kimco Realty Corp.......................            146,942
     4,898  Knight Trading Group, Inc.*.............             53,976
     1,505  Koger Equity, Inc.......................             24,531
     2,384  Labranche & Co., Inc.*..................             82,153
         3  Ladenburg Thalmann Financial Services,
            Inc.*...................................                  3
    19,235  Legg Mason, Inc.........................            961,365
     1,024  Lexington Corporate Properties Trust....             15,872
     3,877  Liberty Property Trust#.................            115,728
    21,817  Macerich Company (The)..................            580,332
     2,326  Mack-Cali Realty Corp...................             72,153
       992  MAF Bancorp, Inc........................             29,264
       780  Manufactured Home Communities...........             24,344
       850  Mid-America Apartment Communities,
            Inc.....................................             22,355
       591  Mid-Atlantic Realty Trust...............              9,190
     1,392  Mid-State Bancshares....................             22,662
     1,080  Mills Corp..............................             28,598
       813  Mission West Properties, Inc............             10,341
       567  National Golf Properties, Inc...........              5,029
     2,584  Nationwide Health Properties, Inc.......             48,295
     2,901  Neuberger Berman, Inc...................            127,354
       700  New Century Financial Corp.#............              9,471

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     4,698  New Plan Excel Realty Trust.............  $          89,497
     1,505  Pacific Capital Bancorp.................             41,824
     1,379  Pan Pacific Retail Properties, Inc......             39,605
       825  Pennsylvania Real Estate Investment
            Trust...................................             19,140
       300  Peoples Holding Co. (The)...............             11,100
    35,679  Plum Creek Timber Company, Inc..........          1,011,500
     1,972  Post Properties, Inc....................             70,026
     1,630  Prentiss Properties Trust...............             44,743
       496  Prime Group Realty Trust................              4,578
     6,623  Prologis Trust..........................            142,461
     4,827  Public Storage, Inc.....................            161,222
       425  R & G Financial Corp....................              7,284
     2,043  Raymond James Financial Corp............             72,567
     2,010  Reckson Associates Realty#..............             46,954
       285  Redwood Trust, Inc......................              6,906
     1,347  Regency Centers Corp....................             37,379
     2,401  Republic Bancorp........................             33,254
     1,563  RFS Hotel Investors, Inc................             17,787
       667  Ryland Group, Inc.......................             48,824
       496  Saul Centers, Inc.......................             10,590
     1,676  Shurgard Storage Centers, Inc...........             53,632
     1,463  SL Green Realty Corp.#..................             44,929
     2,665  SoundView Technology Group, Inc.*.......              6,209
       625  Sovran Self Storage, Inc................             19,469
     1,363  Summit Properties, Inc..................             34,102
       780  Sun Communities, Inc....................             29,055
       826  SWS Group, Inc.#........................             21,022
       213  Tanger Factory Outlet Centers, Inc......              4,441
     1,372  Taubman Centers, Inc....................             20,374
Shares                                                      Value
-----------------------------------------------------------------------
     1,619  Thornbury Mortgage, Inc.................  $          31,894
       850  Town & Country Trust....................             17,765
     5,507  United Dominion Realty Trust............             79,301
       500  Universal Health Realty Income Trust....             11,750
        71  Value Line, Inc.........................              3,442
     3,935  Vornado Realty Trust....................            163,696
    21,800  W.P. Stewart & Co., Ltd.................            571,160
    24,856  Waddell & Reed Financial, Inc...........            800,363
     1,517  Weingarten Realty Investors.............             72,816
       520  WFS Financial, Inc.*....................             12,485
       713  Winston Hotels, Inc.....................              5,519
       600  World Acceptance Corp.*.................              4,380
                                                      -----------------
                                                             12,452,388
                                                      -----------------
FOOD RETAILERS -- 0.5%
     1,347  7-Eleven, Inc.*.........................             15,773
       100  Arden Group, Inc.*......................              6,050
     1,080  Great Atlantic & Pacific Tea Co.
            (The)*..................................             25,682
       425  Ingles Markets, Inc.....................              5,079
       506  Panera Bread Co.#.......................             26,332
    24,147  Pathmark Stores, Inc.*..................            595,465
       709  Weis Markets, Inc.......................             19,824
     2,610  Whole Foods Market, Inc.#...............            113,692
    63,680  Wild Oats Markets, Inc.*................            632,342
     4,398  Winn-Dixie Stores, Inc..................             62,671
                                                      -----------------
                                                              1,502,910
                                                      -----------------
FOREST PRODUCTS & PAPER -- 0.6%
     2,697  Bemis Co., Inc..........................            132,638
     2,610  Boise Cascade Corp......................             88,766
     2,797  Bowater, Inc............................            133,417
     1,134  Buckeye Technologies, Inc.*.............             13,041

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       600  Building Materials Holding Corp.*.......  $           6,510
     1,134  Caraustar Industries, Inc...............              7,859
       767  Chesapeake Corp.........................             21,330
       283  CSS Industries, Inc.*...................              8,748
       496  Deltic Timber Corp......................             13,590
     1,347  Earthshell Corp.*.......................              2,694
       617  Glatfelter (P.H.) Co....................              9,613
       596  Greif Brothers Corp.....................             19,638
       921  Ivex Packaging Corp.*...................             17,499
     2,897  Longview Fibre Co.......................             34,214
     5,278  Louisiana-Pacific Corp..................             44,546
     2,555  Martin Marietta Materials...............            119,063
     2,955  Packaging Corp. of America*.............             53,633
     8,483  Pactiv Corp.*...........................            150,573
     1,276  Playtex Products, Inc.*.................             12,441
       996  Pope & Talbot, Inc......................             14,193
     1,576  Potlatch Corp...........................             46,208
     1,405  Rayonier, Inc...........................             70,910
       709  Rock-Tenn Company.......................             10,210
       696  Schweitzer-Mauduit International,
            Inc.....................................             16,530
       354  Skyline Corp............................             11,416
     9,141  Smurfit-Stone Container Corp.*..........            145,982
     5,165  Sonoco Products Co......................            137,286
     1,547  St. Joe Company (The)...................             42,929
     2,484  Temple-Inland, Inc......................            140,917
     1,717  United Stationers, Inc.*................             57,777
       709  Universal Forest Products...............             14,839
     2,551  Wausau-Mosinee Paper Corp...............             30,867
     4,665  Westvaco Corp...........................            132,719
                                                      -----------------
                                                              1,762,596
                                                      -----------------
HEALTH CARE PROVIDERS -- 3.2%
       709  Abiomed, Inc.#..........................             11,216
     1,450  Accredo Health, Inc.*...................             57,565
Shares                                                      Value
-----------------------------------------------------------------------
       576  American Healthways, Inc.*..............  $          18,397
     1,505  Ameripath, Inc.*........................             48,175
     1,006  AmSurg Corp.*...........................             27,343
     5,294  Beverly Enterprises, Inc.*..............             45,528
    11,889  Caremark Rx, Inc.#......................            193,910
       800  Cobalt Corp.*...........................              5,104
     2,398  Community Health Systems#...............             61,149
       738  Cooper Companies, Inc...................             36,885
       424  CorVel Corp.*...........................             13,886
     3,181  Covance, Inc.*..........................             72,209
     3,506  Coventry Health Care, Inc.*.............             69,945
       909  Cryolife, Inc.*.........................             27,270
     4,531  DaVita, Inc.*...........................            110,783
       456  DIANON Systems, Inc.*...................             27,725
       364  Dynacq International, Inc.#.............              8,106
     2,384  Eclipsys Corp.*.........................             39,932
       867  Emisphere Technologies, Inc.#...........             27,666
     4,237  Express Scripts, Inc.*..................            198,122
     4,752  First Health Group Corp.*...............            117,564
     2,835  Hooper Holmes, Inc......................             25,373
     1,859  Idexx Laboratories Corp.*...............             53,000
       850  Impath, Inc.*...........................             37,833
     1,972  LifePoint Hospital, Inc.#...............             67,127
     4,986  Lincare Holdings, Inc.*.................            142,849
     1,125  Magellan Health Services, Inc.*.........              7,144
    35,785  Manor Care, Inc.*.......................            848,462
    49,914  Mid Atlantic Medical Services*..........          1,133,048
     1,276  National Health Investors...............             18,885
       364  National Healthcare Corp.*..............              5,595
       303  Option Care, Inc.*......................              5,924
     2,143  Orthodontic Centers of America#.........             65,361

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,066  Pediatrix Medical Group, Inc.#..........  $          36,159
    98,217  Province Healthcare Co.#................          3,030,977
       828  Rehabcare Corp.*........................             24,509
     2,584  Renal Care Group, Inc.*.................             82,946
       500  Select Medical Corp.*...................              8,040
     1,140  Sierra Health Services, Inc.*...........              9,234
     4,402  Silicon Storage Technology, Inc.*.......             42,435
    44,149  Specialty Laboratories, Inc.*...........          1,213,656
     1,009  Sunrise Assisted Living, Inc.#..........             29,372
     3,765  Triad Hospitals, Inc.*..................            110,503
       400  U.S. Physical Therapy, Inc.*............              6,464
    12,721  Universal Health Services, Inc. - Class
            B*......................................            544,204
     1,843  Valentis, Inc.*.........................              5,713
     3,048  Ventas, Inc.............................             35,052
                                                      -----------------
                                                              8,808,345
                                                      -----------------
HEAVY CONSTRUCTION -- 0.6%
    76,900  AXCELIS Technologies*...................            991,241
     3,222  Centex Corp.............................            183,944
     1,682  Granite Construction, Inc...............             40,503
     2,384  Hillenbrand Industries..................            131,764
       496  Horizon Offshore, Inc.*.................              3,740
       649  Hovnanian Enterprises, Inc. -
            Class A*................................             13,811
       343  M/I Schottenstein Homes, Inc............             17,071
       396  Mcgrath Rentcorp........................             14,858
       885  Perini Corp.*...........................              6,195
     3,281  Spectrasite Holdings, Inc.*.............             11,779
    12,500  Willbros Group, Inc.*...................            200,000
                                                      -----------------
                                                              1,614,906
                                                      -----------------
Shares                                                      Value
-----------------------------------------------------------------------
HEAVY MACHINERY -- 2.7%
   176,422  AGCO Corp...............................  $       2,783,939
       992  Applied Industrial Technology, Inc......             18,501
       638  Astec Industries, Inc.*.................              9,225
     1,859  Asyst Technologies, Inc.#...............             23,721
       976  Aviall, Inc.*...........................              7,369
     4,156  Black & Decker Corp. (The)..............            156,806
     1,192  Briggs & Stratton Corp..................             50,898
     1,009  Brooks Automation, Inc.#................             41,036
     2,810  Cooper Cameron Corp.*...................            113,412
     1,850  Cummins Engine Co., Inc.................             71,299
       809  Cuno, Inc.*.............................             24,675
     2,355  Dole Food Company.......................             63,185
     2,072  Donaldson Co., Inc......................             80,476
     2,443  Dycom Industries, Inc.#.................             40,823
       921  Electroglas, Inc.*......................             13,603
       357  Engineered Support Systems, Inc.........             12,213
     1,134  Fedders Corp............................              3,447
       691  Flow International Corp.*...............              8,548
     2,430  Flowserve Corp.*........................             64,662
       696  Gardner Denver, Inc.*...................             15,535
       400  Global Power Equipment Group, Inc.#.....              6,020
       385  Gorman-Rupp Co. (The)...................             10,337
     1,682  Graco, Inc..............................             65,682
       664  Hydril Company*.........................             11,706
     1,647  Idex Corp.#.............................             56,822
    80,801  Input/Output, Inc.*.....................            663,376
     1,150  Insituform Technologies, Inc.*..........             29,417
       980  Ionics, Inc.*...........................             29,429
       556  Kadant, Inc.*...........................              8,062
     1,547  Kaydon Corp.............................             35,086
     1,647  Kennametal, Inc.........................             66,325

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     2,526  Kulicke & Soffa Industries#.............  $          43,321
     6,628  Lam Research Corp.*.....................            153,902
       354  Lawson Products.........................              9,204
     2,514  Lennox International, Inc...............             24,386
     1,717  Lincoln Electric Holdings, Inc..........             41,963
    61,225  Lindsay Manufacturing Co................          1,184,704
       285  Lufkin Industries, Inc..................              7,638
     1,363  Manitowoc Co............................             42,389
        43  Mestek, Inc.*...........................              1,017
       759  Milacron, Inc...........................             12,000
     1,592  Modine Manufacturing Co.................             37,141
     2,143  Mohawk Industries, Inc.#................            117,608
     1,347  Nordson Corp............................             35,574
       354  Nortek, Inc.*...........................              9,877
     1,292  Oakley, Inc.*...........................             21,008
       361  Oil States International, Inc.*.........              3,285
     6,028  Pall Corp.#.............................            145,034
     2,059  Paxar Corp.*............................             29,238
     2,397  Pentair, Inc............................             87,514
     1,963  Presstek, Inc.*.........................             18,001
     1,063  Regal Beloit............................             23,173
       354  Robbins & Myers, Inc....................              8,287
     1,409  RTI International Metals, Inc.*.........             14,020
       921  Sauer, Inc..............................              7,368
       921  Semitool, Inc.*.........................             10,573
       567  SPS Technologies, Inc.*.................             19,800
     4,285  Stanley Works (The).....................            199,552
     1,347  Stewart & Stevenson Services, Inc.......             25,337
       300  SureBeam Corp. - Class A#...............              3,141
     1,883  Sybron Dental Specialties, Inc.*........             40,635
       780  Tecumseh Products Co....................             39,491
       425  Tennant Co..............................             15,768
Shares                                                      Value
-----------------------------------------------------------------------
     1,676  Terex Corp.*............................  $          29,397
     2,755  Timken Co. (The)........................             44,576
       696  Toro Co.................................             31,320
       921  Ultratech Stepper, Inc.*................             15,215
     1,843  Unova, Inc.*............................             10,689
     1,759  Varian Medical Systems, Inc.*...........            125,346
     1,817  Varian Semiconductor Equipment*.........             62,850
     1,717  Varian, Inc.*...........................             55,699
       992  Watsco, Inc.............................             14,086
       191  WJ Communications, Inc.*................                697
       454  Woodward Governor Co....................             26,446
     2,101  YORK International Corp.................             80,111
                                                      -----------------
                                                              7,514,016
                                                      -----------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 0.6%
       300  American Woodmark Corp..................             16,125
     5,649  Apogent Technologies, Inc.#.............            145,744
       780  Applica, Inc.*..........................              7,028
       500  Bassett Furniture Industries, Inc.......              7,005
       406  Beazer Homes USA, Inc.*.................             29,707
       354  Bush Industries, Inc....................              3,844
     5,307  Clayton Homes, Inc......................             90,750
       354  Crossmann Communities, Inc..............             11,682
     3,122  DR Horton, Inc..........................            101,340
     1,630  Ethan Allen Interiors, Inc..............             67,792
     2,726  Furniture Brands International, Inc.*...             87,287
     1,747  Harman International Industries, Inc....             78,790
     3,110  HON Industries..........................             85,992
     2,225  KB Home#................................             89,223
     1,747  Kimball International...................             26,467

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     2,722  La-Z-Boy, Inc...........................  $          59,394
     4,073  Maytag Corp.............................            126,385
       894  MDC Holdings, Inc.......................             33,796
       143  Meritage Corp.*.........................              7,336
     4,144  Miller (Herman), Inc....................             98,047
       213  National Presto Industries, Inc.........              5,911
        43  Newmark Homes Corp......................                621
       354  NVR, Inc.*..............................             72,216
       780  Palm Harbor Homes, Inc.*................             18,681
       425  Parkervision, Inc.#.....................              8,925
     2,440  Pulte Corp..............................            108,995
       343  Quixote Corp............................              6,517
       354  Salton, Inc.*#..........................              6,684
     1,728  Schuler Homes, Inc.*....................             34,301
     1,305  Standard-Pacific Corp...................             31,738
       285  Stanley Furniture Co., Inc.*............              6,774
     4,073  Steelcase, Inc..........................             59,955
     1,221  Toll Brothers, Inc.*....................             53,602
       638  Universal Electronics, Inc.*............             10,980
     1,559  Walter Industries, Inc..................             17,632
                                                      -----------------
                                                              1,617,266
                                                      -----------------
HOUSEHOLD PRODUCTS -- 0.4%
       413  CoorsTek, Inc.*.........................             13,150
    27,738  Fossil, Inc.#...........................            582,498
     4,031  Gentex Corp.*...........................            107,749
     1,547  Lancaster Colony Corp...................             54,934
       909  Libbey, Inc.............................             29,679
       567  Oneida Ltd..............................              7,343
     8,120  Owens-Illinois, Inc.*...................             81,119
     5,578  RPM, Inc. of Ohio.......................             80,658
       425  Simpson Manufacturing Co., Inc.*........             24,353
     3,122  Snap-On, Inc............................            105,087
Shares                                                      Value
-----------------------------------------------------------------------
       496  Standex International Corp..............  $          10,788
     2,714  Valspar Corp............................            107,474
                                                      -----------------
                                                              1,204,832
                                                      -----------------
INDUSTRIAL - DIVERSIFIED -- 0.9%
     1,347  Armstrong Holdings, Inc.*...............              4,593
     1,630  Blyth Industries, Inc...................             37,898
       612  Daktronics, Inc.*.......................              5,171
       838  FEI Company*............................             26,405
       850  Hexcel Corp.*...........................              2,618
     1,963  Identix, Inc.#..........................             28,640
       638  LightPath Technologies, Inc. - Class
            A*......................................              2,265
       713  Lydall, Inc.*...........................              7,130
       383  Nacco Industries........................             21,751
       600  Nanophase Technologies Corp.*...........              3,534
       600  NN, Inc.................................              6,690
       500  Osmonics, Inc.*.........................              7,010
    44,744  Phelps Dodge Corp.......................          1,449,706
       823  Shuffle Master, Inc.*...................             12,896
     1,292  Symyx Technologies*.....................             27,442
       992  WMS Industries, Inc.*...................             19,840
    39,438  Yankee Candle Co., Inc. (The)*#.........            893,665
     1,563  Zomax, Inc.*............................             12,488
                                                      -----------------
                                                              2,569,742
                                                      -----------------
INDUSTRIAL MACHINE
 SERVICES -- 0.0%
     1,576  Fastenal Co.#...........................            104,694
                                                      -----------------
INSURANCE -- 3.4%
     1,817  21st Century Insurance Group............             35,341
     7,600  Aetna, Inc..............................            250,724
     2,201  Alfa Corporation........................             49,390
     2,839  Allmerica Financial Corp................            126,477

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     2,330  American Financial Group, Inc...........  $          57,202
       525  American National Insurance.............             44,153
       600  American Physicians Capital, Inc.*......             13,050
     2,291  AmerUs Group Co.........................             82,109
     1,109  Argonaut Group, Inc.....................             21,703
       296  Baldwin & Lyons, Inc....................              7,578
    26,984  Brown & Brown, Inc......................            736,663
       428  Capitol Transamerica Corp...............              7,041
       976  Citizens, Inc.*.........................             12,346
     1,334  Commerce Group, Inc.....................             50,278
     1,701  Crawford & Company......................             19,936
       709  Delphi Financial Group..................             23,610
     1,006  Erie Indemnity Company..................             38,721
       496  FBL Financial Group, Inc................              8,273
     4,582  Fidelity National Financial, Inc........            113,634
        66  Financial Industries Corp...............                894
     3,681  First American Financial Corp.#.........             68,982
     3,439  Fremont General Corp....................             26,893
    47,415  Gallagher A J & Co......................          1,635,343
       283  Great American Financial Resources,
            Inc.....................................              5,306
     1,467  Harleysville Group, Inc.................             35,047
     2,726  HCC Insurance Holdings, Inc.............             75,101
     4,878  Health Net, Inc.*.......................            106,243
       985  HealthExtras, Inc.*.....................              5,624
     9,537  Hilb, Rogal & Hamilton Co., Office of...            534,549
     2,314  Horace Mann Educators Corp..............             49,103
     9,071  Humana, Inc.*...........................            106,947
Shares                                                      Value
-----------------------------------------------------------------------
       754  Insurance Auto Auctions, Inc.*..........  $          10,941
    27,900  IPC Holdings Ltd........................            825,840
       322  Kansas City Life Insurance Co...........             11,946
       938  Landamerica Financial Group, Inc........             26,921
     1,930  Leucadia National Corp..................             55,719
       909  Liberty Corp............................             37,405
       365  Markel Corp.*...........................             65,572
        21  MEEMIC Holdings, Inc.*..................                459
     1,405  Mercury General Corp....................             61,342
       283  Midland Co. (The).......................             12,395
     2,568  Mony Group, Inc.........................             88,776
       112  National Western Life Insurance Co. -
            Class A*................................             12,454
        43  NYMAGIC, Inc............................                692
     2,835  Ohio Casualty Corp.*....................             45,502
     6,316  Old Republic International Corp.........            176,911
     4,894  Oxford Health Plans*....................            147,505
     1,576  Pacificare Health Systems#..............             25,216
    31,800  PartnerRe Ltd...........................          1,717,200
       683  Philadelphia Consolidated Holding
            Corp.*..................................             25,756
    16,900  Phoenix Cos., Inc. (The)*...............            312,650
       567  Pico Holdings, Inc.*....................              7,088
       780  PMA Capital Corporation.................             15,054
     2,347  PMI Group, Inc. (The)...................            157,272
     1,292  Presidential Life Corp..................             26,564
     1,294  ProAssurance Corp.*.....................             22,749
     3,351  Protective Life Corp....................             96,944
       980  Reinsurance Group Of America............             32,614
       242  Rightchoice Managed Care, Inc.*.........             16,938
       354  RLI Corp................................             15,930

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     6,812  SAFECO Corp.............................  $         212,194
       425  SCPIE Holdings, Inc.....................             12,431
     1,434  Selective Insurance Group...............             31,161
     1,617  Stancorp Financial Group................             76,403
       496  State Auto Financial Corp...............              8,055
       825  Stewart Information Services*...........             16,294
       338  Triad Guaranty, Inc.*...................             12,259
     1,901  Trigon Healthcare, Inc.*................            132,024
     1,859  UICI*...................................             25,097
       285  United Fire & Causualty Co..............              8,160
     2,006  Universal American Financial Corp.*.....             13,621
     1,591  Vesta Insurance Group, Inc..............             12,728
     9,650  W.R. Berkley Corp.......................            518,205
       425  Zenith National Insurance Corp..........             11,875
                                                      -----------------
                                                              9,491,123
                                                      -----------------
LODGING -- 0.2%
        43  Ameristar Casinos, Inc.*................              1,077
     1,717  Aztar Corp.*............................             31,421
     1,710  Choice Hotels International, Inc.*......             37,877
       767  Crestline Capital Corp.*................             23,823
     1,984  Equity Inns, Inc........................             13,134
       354  Excel Technology, Inc.*.................              6,160
     3,189  Extended Stay America, Inc.*............             52,300
    12,314  Host Marriott Corp.#....................            110,826
       992  Isle of Capri Casinos, Inc.*............             13,273
     3,051  Mandalay Resort Group#..................             65,291
       992  Marcus Corporation......................             14,037
    14,411  Park Place Entertainment Corp.*.........            132,149
     1,363  Pegasus Systems, Inc.*..................             19,355
     2,268  Prime Hospitality Corp.*................             25,061
Shares                                                      Value
-----------------------------------------------------------------------
     1,788  Station Casinos, Inc.#..................  $          20,008
       389  Vail Resorts, Inc.*.....................              6,897
     5,599  Wyndham International, Inc.*............              3,135
                                                      -----------------
                                                                575,824
                                                      -----------------
MEDIA - BROADCASTING & PUBLISHING -- 2.4%
     4,100  Allegiance Telecom, Inc.*...............             33,989
     3,506  American Greetings Corp.#...............             48,313
     1,405  Banta Corp..............................             41,476
       354  Beasley Broadcast Group, Inc. - Class
            A*......................................              4,606
     4,223  Belo (A.H.) Corp........................             79,181
     2,500  Cablevision Systems Corp. - Rainbow
            Media Group#............................             61,750
     2,017  COX Radio, Inc.*........................             51,393
       825  Crown Media Holdings, Inc.*.............              9,314
     1,701  Cumulus Media, Inc.*....................             27,522
     1,430  Emmis Communications Corp. - Class A*...             33,805
     1,405  Entercom Communications Corp.*..........             70,250
    73,925  Entravision Communications Corp.*.......            883,404
       200  Fisher Communications, Inc..............              8,800
       500  Gray Communications Systems, Inc........              6,940
     2,143  Harte-Hanks Communications..............             60,368
     5,100  Hispanic Broadcasting Corp.*............            130,050
     2,301  Hollinger International, Inc............             26,922
     1,125  Information Holdings, Inc.*.............             31,849
     2,172  Insight Communications*.................             52,476
     1,384  Journal Register Co.*...................             29,119
     2,384  Lee Enterprises.........................             86,706
     1,100  Liberty Digital, Inc.*..................              3,806

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       425  Lodgenet Entertainment Corp.*...........  $           7,263
       496  Martha Stewart Living Omnimedia*#.......              8,159
       850  Mastec, Inc.*...........................              5,908
     1,250  McClatchy Company.......................             58,750
       650  Media General, Inc. - Class A...........             32,390
     1,521  Mediacom Communications Corp.*#.........             27,773
     2,101  Meredith Corp...........................             74,901
         2  News Corp Ltd. (The)#...................                 53
       354  On Command Corporation*.................              1,080
    37,647  Pegasus Communications Corp.*#..........            391,905
       780  Playboy Enterprises*....................             13,174
     2,426  Price Communications Corp.*.............             46,312
    13,123  Primedia, Inc.*.........................             57,085
       700  Private Media Group, Inc.*..............              6,860
       454  Pulitzer, Inc...........................             23,154
     1,547  R.H. Donnelley Corp.*...................             44,940
       764  Radio One, Inc. - Class A#..............             14,111
    21,700  Radio One, Inc. - Class D#..............            390,817
    53,507  Readers Digest Association, Inc. (The) -
            Class A.................................          1,234,942
     1,134  Regent Communications, Inc.*............              7,655
       496  Saga Communications, Inc.*..............             10,267
       463  Salem Communications Corp. - Class A*...             10,649
     1,476  Scholastic Corp.#.......................             74,287
    93,693  Sinclair Broadcast Group, Inc.*.........            886,336
    24,817  Spanish Broadcasting System, Inc.*......            245,440
    42,800  Thomas Nelson, Inc......................            475,080
       567  Tivo, Inc.#.............................              3,714
Shares                                                      Value
-----------------------------------------------------------------------
     1,201  Valuevision International, Inc.*........  $          23,528
     2,455  Wiley (John) & Sons.....................             56,539
    34,667  Young Broadcasting, Inc.*...............            622,273
                                                      -----------------
                                                              6,637,384
                                                      -----------------
MEDICAL & BIO-TECHNOLOGY -- 0.5%
       800  Applied Molecular Evolution*............              9,848
     2,839  Bio-Technology General Corp.*...........             23,365
     2,316  Corixa Corp.#...........................             34,902
     1,600  Curis, Inc.*............................              8,976
     1,213  Diversa Corp.*..........................             17,164
     1,000  Dyax Corp.*.............................             10,970
     1,725  Exelixis, Inc.#.........................             28,670
       791  Genzyme Molecular Oncology*.............              6,328
       600  Harvard Bioscience, Inc.*...............              5,964
       600  Keryx Biopharamceuticals, Inc.*.........              4,380
       600  Large Scale Biology Corp.*..............              2,700
    98,325  Lexicon Genetics, Inc.*.................          1,134,671
     1,063  Maxim Pharmaceuticals, Inc.*#...........              7,335
                                                      -----------------
                                                              1,295,273
                                                      -----------------
MEDICAL SUPPLIES -- 3.4%
       364  1-800 CONTACTS, Inc.#...................              4,528
     1,825  Aclara Biosciences, Inc.*...............              9,253
     9,525  Acterna Corp.*..........................             37,624
       896  Advanced Energy Industries*.............             23,869
       285  Advanced Neuromodulation Systems,
            Inc.*...................................             10,046
       900  Aksys, Ltd.*............................              4,185
       500  Align Technology, Inc.*.................              2,250

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
    56,206  American Medical System Holdings,
            Inc.*...................................  $       1,162,902
     3,622  Applera Corp. - Applied Biosystems
            Group*..................................             96,671
       594  Arrow International, Inc................             23,724
     1,121  Arthrocare Corp.*.......................             20,100
       642  Aspect Medical Systems, Inc.*...........              6,420
       850  ATS Medical, Inc.*......................              4,505
        64  August Technology Corp.*................                707
       850  Avigen, Inc.*#..........................              9,784
     2,897  Bausch & Lomb, Inc......................            109,101
     3,010  Beckman Coulter, Inc....................            133,343
       549  BEI Technologies, Inc...................              9,575
       567  Biosite Diagnostics, Inc.*..............             10,416
        43  BioSphere Medical, Inc.*................                485
     2,559  Bruker Daltonics, Inc.#.................             41,840
     2,568  C.R. Bard, Inc..........................            165,636
     1,205  Cardiodynamics International Corp.*.....              7,965
       625  Cerus Corp.*............................             28,594
       354  Closure Medical Corp.*..................              8,269
     1,605  Coherent, Inc.*.........................             49,627
       691  Cole National Corp.*....................             11,436
     3,200  Computerized Thermal Imaging, Inc.*.....              4,960
       400  Conceptus, Inc.*........................              9,440
     1,275  Conmed Corp.*...........................             25,449
     3,210  Credence Systems Corp.#.................             59,610
       938  Cyberonics#.............................             24,885
    36,650  Cygnus, Inc.*...........................            192,413
     1,576  Cymer, Inc.*............................             42,126
       696  Datascope Corp..........................             23,608
     1,500  deCODE GENETICS, Inc.*..................             14,700
     2,414  Dentsply International, Inc.............            121,183
     1,134  Diagnostic Products Corp................             49,839
       992  Dionex Corp.*...........................             25,306
Shares                                                      Value
-----------------------------------------------------------------------
   120,800  DJ Orthopedics, Inc.*...................  $       1,606,640
     3,222  Edwards Lifesciences Corp.*.............             89,024
    48,400  Endocare, Inc.#.........................            867,812
       549  FLIR Systems, Inc.*.....................             20,818
     1,700  Genzyme Corp.*..........................              9,027
     1,071  Haemonetics Corp.*......................             36,328
     1,892  Henry Schein, Inc.*.....................             70,061
       264  ICU Medical, Inc.*......................             11,748
       696  Igen International, Inc.*...............             27,910
       425  II-VI, Inc.*............................              7,323
       913  Illumina, Inc.*.........................             10,737
       796  Inamed Corp.*...........................             23,936
       585  Integra LifeSciences Holdings*..........             15,409
       704  Intermagnetics General Corp.*...........             18,234
     1,500  Intuitive Surgical, Inc.*...............             15,045
     1,134  Invacare Corp...........................             38,227
     2,803  Invitrogen Corp.#.......................            173,590
       638  I-Stat Corp.*...........................              5,034
     2,143  Ixia*...................................             27,538
       354  Keithley Instruments, Inc...............              5,983
       343  LeCroy Corp.*...........................              6,243
     5,282  Mead Corp...............................            163,161
    27,606  Measurements Specialties, Inc.#.........            259,772
     1,205  Mechanical Technology, Inc.*............              3,302
     1,063  Mentor Corp.............................             30,359
     1,721  Mettler-Toledo International, Inc.*.....             89,234
     2,555  Millipore Corp..........................            155,089
       425  Mine Safety Appliances Co...............             17,064
    31,293  MKS Instruments, Inc.*..................            845,850
     1,055  MTS Systems Corp........................             10,666
       638  Nanogen, Inc.*..........................              3,681
       513  Nanometrics, Inc.*......................              9,952

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,959  Newport Corp............................  $          37,770
       585  North American Scientific, Inc.*........              7,839
       709  Novoste Corp.*..........................              6,197
       780  Ocular Sciences, Inc.*..................             18,174
    30,800  ORATEC Interventions, Inc.*.............            199,276
     2,626  Patterson Dental Co.*...................            107,482
       696  Photon Dynamics, Inc.*..................             31,772
       625  PolyMedica Industries, Inc.*#...........             10,375
       800  Possis Medical, Inc.*...................             13,936
     1,192  Priority Healthcare Corp.*..............             41,946
     4,018  PSS World Medical, Inc.*................             32,787
     1,747  ResMed, Inc.#...........................             94,198
    30,159  Respironics, Inc.*......................          1,044,708
     1,547  Roper Industries, Inc...................             76,577
       867  SangStat Medical Corp.*.................             17,028
       425  Satcon Technology Corp.*................              2,210
     1,140  Sola International, Inc.*...............             22,116
       483  SonoSite, Inc.*.........................             12,408
        21  SRI/Surgical Express, Inc.*.............                336
     1,800  Star Scientific, Inc.*..................              4,554
     3,518  Steris Corp.*...........................             64,274
     2,243  Techne Corp.*...........................             82,655
     1,792  Theragenics Corp.*......................             17,669
     1,978  Thoratec Laboratories Corp.*............             33,626
       849  Transgenomic, Inc.#.....................              9,339
     1,134  TriPath Imaging, Inc.*..................              8,539
       549  Urologix, Inc.*#........................             11,007
     2,197  Vasomedical, Inc.*......................              8,129
     1,563  Veeco Instruments, Inc.*................             56,346
       725  Ventana Medical Systems, Inc.*..........             16,400
     2,810  Visx, Inc.*.............................             37,233
Shares                                                      Value
-----------------------------------------------------------------------
       709  X-Rite, Inc.............................  $           6,034
       425  Zoll Medical Corp.#.....................             16,550
                                                      -----------------
                                                              9,410,661
                                                      -----------------
METALS -- 4.9%
        43  A.M. Castle & Co........................                353
   225,185  AK Steel Holding Corp...................          2,562,605
     4,102  Allegheny Technologies, Inc.............             68,709
     1,107  Alliant Techsystems, Inc.*..............             85,460
     1,630  Aptargroup, Inc.........................             57,099
   136,369  Barrick Gold Corp.#.....................          2,175,086
     1,363  Belden, Inc.............................             32,099
     5,741  Bethlehem Steel Corp.*..................              2,583
       709  Brush Engineered Materials, Inc.........             10,096
       385  Butler Manufacturing Co.................             10,665
       921  Carpenter Technology....................             24,517
       638  Century Aluminum Company................              8,524
       428  CIRCOR International, Inc...............              7,897
       354  Cleveland-Cliffs, Inc.#.................              6,478
       696  Commercial Metals Co....................             24,346
    66,197  Commscope, Inc.*........................          1,408,010
     4,698  Cooper Industries, Inc..................            164,054
     2,810  Crane Co................................             72,048
       513  Curtiss-Wright Corp.....................             24,496
       649  Encore Wire Corp.*......................              7,853
     6,941  Engelhard Corp..........................            192,127
     4,557  Freeport-McMoRan Copper & Gold, Inc.#...             61,018
     1,634  General Cable Corp......................             21,405
       354  Gibraltar Steel Corp....................              6,202
   162,100  Glamis Gold Ltd.*.......................            585,181
     1,247  Griffon Corp.*..........................             18,705
       354  Gulf Island Fabrication, Inc.*..........              4,429
     2,172  Harsco Corp.............................             74,500

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     2,651  Hubbell, Inc............................  $          77,886
    15,100  IPSCO, Inc..............................            173,650
     1,276  Kaiser Aluminum Corp.*..................              2,067
       406  Ladish Co., Inc.*.......................              4,434
     1,263  Lone Star Technologies*.................             22,229
     1,676  Matthews International Corp.............             41,196
     1,988  Maverick Tube Corp.*....................             25,745
    46,000  Meridian Gold, Inc.*....................            475,180
       767  Mobile Mini, Inc.*......................             30,005
     1,559  Mueller Industries*.....................             51,837
       921  NCI Building Systems, Inc.*.............             16,302
    36,136  Newmont Mining Corp.#...................            690,559
    31,500  North American Palladium Ltd.*..........            185,220
       709  NS Group, Inc.*.........................              5,303
       213  Optical Cable Corp.*....................                347
     1,300  Oregon Steel Mills, Inc.*...............              6,435
       264  Pitt-Des Moines, Inc....................              8,184
    64,900  Placer Dome, Inc........................            708,059
     1,263  Polaris Industries, Inc.................             72,938
     2,768  Precision Castparts Corp................             78,196
       796  Quanex Corp.............................             22,527
     1,321  Reliance Steel & Aluminum...............             34,676
       528  Roanoke Electric Steel Corp.............              7,286
     1,350  Ryerson Tull, Inc.......................             14,850
     2,230  Shaw Group, Inc. (The)*.................             52,405
       934  Southern Peru Copper Corp...............             11,161
    78,784  Steel Dynamics, Inc.*...................            914,682
     2,101  Stillwater Mining Co.*..................             38,919
       921  Sturm Ruger & Co., Inc..................             11,034
     1,121  Texas Industries, Inc...................             41,365
       949  Titanium Metals Corp.*..................              3,787
     2,259  Tower Automotive, Inc.*.................             20,399
       775  Tredegar Corporation....................             14,725
        21  Tremont Corp............................                607
Shares                                                      Value
-----------------------------------------------------------------------
    91,315  USX-US Steel Group, Inc.................  $       1,653,715
       709  Watts Industries, Inc...................             10,635
        71  Wesco Financial Corp....................             22,365
       354  Wolverine Tube, Inc.*...................              4,018
    21,877  Worthington Industries, Inc.............            310,653
                                                      -----------------
                                                             13,582,126
                                                      -----------------
MISCELLANEOUS -- 0.1%
       638  Advanced Marketing Services, Inc........             11,644
     2,055  Boyd Gaming Corp.*......................             13,358
       780  Casella Waste Systems, Inc.*............             11,552
       891  Daisytek International Corp.*...........             11,734
     2,038  DIMON, Inc..............................             14,674
     1,421  Handleman Co.*..........................             21,102
       425  Russ Berrie & Co., Inc..................             12,750
     1,116  SCP Pool Corp.*.........................             30,634
       628  Wackenhut Corrections Corp.*............              8,704
                                                      -----------------
                                                                136,152
                                                      -----------------
OFFICE EQUIPMENT -- 0.0%
     7,762  IKON Office Solutions, Inc..............             90,738
                                                      -----------------
OIL & GAS -- 4.5%
       664  3TEC Energy Corp.*......................              9,296
     3,039  AGL Resources, Inc......................             69,958
     3,689  Ashland, Inc............................            169,989
     2,301  Atmos Energy Corp.......................             48,896
       149  ATP Oil & Gas Corp.*....................                444
       425  Atwood Oceanics*........................             14,811
     1,009  Berry Petroleum.........................             15,841
    33,317  Brown (Tom), Inc.*......................            899,892
     1,676  CAL Dive International, Inc.*...........             41,364
       283  Callon Petroleum Corp.*.................              1,939
       496  Cascade Natural Gas Corp................             10,937

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     7,712  Chesapeake Energy Corp.#................  $          50,976
       570  Chiles Offshore, Inc.*..................             11,337
       213  Clayton Williams Energy*................              2,790
       709  CNA Surety Corporation..................             10,990
       850  Comstock Resources, Inc.*...............              5,950
       992  Denbury Resources, Inc.*................              7,252
       425  Dril-Quip*..............................             10,243
       636  Emex Corp.*.............................              1,972
       234  Encore Acquisition Co.*.................              3,115
     1,576  Energen Corp............................             38,848
     1,128  Energy Partners Ltd.*...................              8,516
     3,477  Equitable Resources, Inc................            118,461
     1,505  Frontier Oil Corp.......................             25,043
       486  Holly Corp..............................              9,356
       554  Houston Exploration Company*............             18,603
     1,240  KCS Energy, Inc.*.......................              3,869
     5,207  Key Energy Group*.......................             47,904
       925  Key Production Company, Inc.*...........             15,725
     1,050  Laclede Group, Inc. (The)...............             25,095
     1,455  Magnum Hunter Resources, Inc.*..........             12,077
       709  McMoRan Exploration Co.*................              4,105
     3,677  MDU Resources Group, Inc................            103,508
     1,121  Mitchell Energy & Development...........             59,749
     4,244  National Fuel Gas Co....................            104,827
       980  New Jersey Resources....................             45,864
    16,043  Newfield Exploration Company*...........            569,687
     1,405  Northwest Natural Gas Co................             35,828
       867  NUI Corp................................             20,548
     2,951  ONEOK, Inc..............................             52,646
    29,000  Paradigm Geophysical Ltd.*..............            127,310
     1,067  Patina Oil & Gas Corp...................             29,343
     3,677  Patterson-UTI Energy, Inc.*.............             85,711
Shares                                                      Value
-----------------------------------------------------------------------
       483  Penn Virginia Corp......................  $          16,470
   198,673  Pennzoil-Quaker State Co................          2,870,825
     1,100  PetroQuest Energy, Inc.*................              5,852
     1,617  Piedmont Natural Gas Co.................             57,889
     1,367  Plains Resources, Inc.*.................             33,642
     7,182  Pride International, Inc.*..............            108,448
       425  Prima Energy Corp.*.....................              9,244
       142  Prize Energy Corp.*.....................              3,283
       638  Pure Resources, Inc.*...................             12,824
       700  PYR Energy Corp.*.......................              1,386
     4,044  Questar Corp............................            101,302
       406  Quicksilver Resources, Inc.*............              7,734
     2,368  Range Resources Corp.*..................             10,774
       770  Remington Oil & Gas Corp.*..............             13,321
       734  Resource America, Inc. - Class A........              6,856
       521  RPC, Inc................................              9,196
    45,186  Seacor Smit, Inc.*......................          2,096,630
       992  Semco Energy, Inc.......................             10,664
       696  South Jersey Industries.................             22,690
     1,896  Southern Union Company*.................             35,759
     1,647  Southwest Gas Corp......................             36,810
     1,134  Southwestern Energy Company*............             11,794
     1,576  St. Mary Land & Exploration Co..........             33,395
    62,000  Stolt Offshore SA*......................            558,000
    31,533  Stone Energy Corp.*.....................          1,245,554
     4,056  Sunoco, Inc.............................            151,451
     2,484  Superior Energy Services*...............             21,487
     2,059  Tesoro Petroleum Corp.*.................             26,993
       549  TETRA Technologies, Inc.*...............             11,502
       992  Transmontaigne, Inc.*...................              5,406
     3,931  Ultramar Diamond Shamrock Corp..........            194,506
       483  Universal Compression Holdings*.........             14,244

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     3,310  Valero Energy Corp.#....................  $         126,177
    28,391  Varco International, Inc.*..............            425,297
     3,677  Vectren Corporation.....................             88,174
    58,855  Vintage Petroleum, Inc..................            850,455
       796  WD-40 Co................................             21,213
     1,666  Westport Resources Corp.*...............             28,905
     2,655  WGL Holdings, Inc.......................             77,181
     1,200  W-H Energy Services, Inc.*..............             22,860
     6,328  XTO Energy, Inc.........................            110,740
                                                      -----------------
                                                             12,447,548
                                                      -----------------
OIL & GAS DISTRIBUTION -- 0.3%
       106  NATCO Group, Inc.*......................                742
     2,455  NICOR, Inc..............................            102,226
     1,853  Peoples Energy Corp.....................             70,284
    22,050  Western Gas Resources, Inc..............            712,656
                                                      -----------------
                                                                885,908
                                                      -----------------
OIL & GAS EXPLORATION -- 4.1%
     1,534  Cabot Oil & Gas Corp. - Class A.........             36,893
     1,276  EEX Corp.*..............................              2,348
       838  Evergreen Resources, Inc.#..............             32,355
    25,169  Forrest Oil Corp.*......................            710,017
     5,719  Grant Prideco, Inc.*....................             65,769
     8,009  Grey Wolf, Inc.*........................             23,787
     1,680  Meridian Resource Corp. (The)*..........              6,703
     1,884  Murphy Oil Corp.........................            158,331
     4,411  National-Oilwell, Inc.*.................             90,911
    10,081  Noble Affiliates, Inc...................            355,758
   101,467  Nuevo Energy Co.*.......................          1,522,005
   127,173  Ocean Energy, Inc.......................          2,441,722
   110,863  Oceaneering International, Inc.*........          2,452,290
   153,965  Pioneer Natural Resources Co.*..........          2,965,366
Shares                                                      Value
-----------------------------------------------------------------------
    18,672  Pogo Producing Co.#.....................  $         490,513
       996  Spinnaker Exploration Co.*..............             40,995
     1,263  Swift Energy Co.*.......................             25,513
                                                      -----------------
                                                             11,421,276
                                                      -----------------
OIL & GAS FIELD SERVICES -- 1.7%
     3,048  Global Industries, Ltd.*................             27,127
     4,189  Hanover Compressor Co.*#................            105,814
     2,710  Helmerich & Payne, Inc..................             90,460
     3,189  Newpark Resources, Inc.*................             25,193
    88,406  Osca, Inc.*.............................          1,843,265
   114,873  Parker Drilling Co.*....................            423,881
    42,500  Petroleum Geo-Services ADR#.............            338,300
     5,085  Rowan Co., Inc.*........................             98,496
     1,180  Seitel, Inc.*...........................             16,048
     2,981  Tidewater, Inc..........................            101,056
     2,159  Unit Corp.*.............................             27,851
    85,847  Veritas DGC, Inc.#......................          1,588,170
                                                      -----------------
                                                              4,685,661
                                                      -----------------
PHARMACEUTICALS -- 6.0%
    17,570  3 Dimensional Pharmaceuticals, Inc.*....            149,169
     4,118  Abgenix, Inc.#..........................            138,530
     1,755  Adolor Corp.#...........................             31,502
     1,080  Albany Molecular Research, Inc.*........             28,609
       938  Alexion Pharmaceuticals, Inc.*..........             22,925
     3,481  Alkermes, Inc.#.........................             91,759
     2,150  Allscripts Healthcare Solutions,
            Inc.*...................................              6,966
     1,576  Alpharma, Inc.#.........................             41,685
     5,234  AmerisourceBergen Corp..................            332,621
     3,251  Amylin Pharmaceuticals, Inc.#...........             29,714

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       642  Antigenics, Inc.*.......................  $          10,529
       896  Aphton Corp.*...........................             13,082
     1,200  Arena Pharmaceuticals, Inc.*............             14,436
     1,000  ArQule, Inc.*...........................             17,000
       700  Array BioPharma, Inc.*..................             10,402
     2,859  AVANIR Pharmaceuticals - Class A*.......             12,179
     3,526  Avant Immunotherapeutics, Inc.*.........             14,139
       700  AVI BioPharma, Inc.*....................              7,644
     1,534  Aviron*.................................             76,286
     1,350  Barr Laboratories, Inc.*................            107,136
     1,309  BioMarin Pharmaceuticals, Inc.*.........             17,593
       967  Biopure Corp.*#.........................             13,741
     1,788  Cell Genesys, Inc.*.....................             41,553
     1,421  Cell Pathways, Inc.#....................              9,890
     1,888  Cell Therapeutics, Inc.#................             45,576
     2,276  Charles River Laboratories
            International, Inc.*....................             76,200
       749  CIMA Labs, Inc.*........................             27,076
       992  Columbia Laboratories, Inc.*............              3,422
     1,417  Connetics Corporation*..................             16,862
     1,334  Corvas International, Inc.*.............              8,738
     1,505  Cubist Pharmaceuticals, Inc.#...........             54,120
       770  Dendreon Corp.*.........................              7,754
       496  Digene Corp.*...........................             14,632
       976  Durect Corp.*...........................             11,312
       638  DUSA Pharmaceuticals, Inc.*.............              5,136
     2,243  Enzon, Inc.*#...........................            126,236
     1,000  Esperion Therapeutics, Inc.*............              7,350
       496  First Horizon Pharmaceutical Corp.*.....             14,577
     3,010  Genelabs Technologies, Inc.*............              5,569
Shares                                                      Value
-----------------------------------------------------------------------
    59,880  Genta, Inc.*#...........................  $         852,092
       921  Genzyme Transgenics Corp.*..............              5,360
       921  Geron Corp.*#...........................              8,013
     1,476  Guilford Pharmaceuticals, Inc.*.........             17,712
       361  Hemispherx Biopharma, Inc.*.............              1,625
       967  Herbalife International, Inc............             13,751
       425  Hyseq, Inc.*............................              3,281
    33,844  ICN Pharmaceuticals, Inc.#..............          1,133,774
     1,634  ILEX Oncology, Inc.*....................             44,183
     2,496  ImClone Systems*#.......................            115,964
     1,500  Immune Response Corp.*..................              2,010
     2,059  Immunomedics, Inc.*.....................             41,715
       791  Impax Laboratories, Inc.*...............             10,631
    34,072  Inhale Therapeutic Systems, Inc.*.......            632,036
     1,700  InKine Pharmaceutical Co., Inc.*........              2,652
       834  Inspire Pharmaceuticals, Inc.*..........             11,751
     1,483  InterMune, Inc.#........................             73,053
     1,761  Interneuron Pharmaceuticals, Inc.*......             19,529
       238  Kos Pharmaceuticals, Inc.*..............              8,235
     1,244  KV Pharmaceutical Co.*..................             40,380
     1,555  La Jolla Pharmaceutical Co.*............             13,902
   175,839  Ligand Pharmaceuticals, Inc.*...........          3,147,518
     1,019  MacroChem Corp.*........................              3,108
       780  Martek Biosciences Corp.*...............             16,965
     1,063  Matrix Pharmaceuticals, Inc.*...........              1,669
   141,860  Medarex, Inc.*..........................          2,547,806
       949  Medicines Company (The)#................             10,999
     1,617  Medicis Pharmaceutical Corp. - Class
            A*......................................            104,442

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,309  MGI Pharma, Inc.#.......................  $          20,002
       638  Miravant Medical Technologies*..........              6,131
     2,288  Nabi, Inc.*.............................             23,612
     1,198  NaPro BioTherapeutics, Inc.*............             13,657
       549  Nature's Sunshine Products, Inc.........              6,445
     2,092  NBTY, Inc.*.............................             24,476
       625  Neose Technologies, Inc.*...............             22,888
       549  Northfield Laboratories, Inc.*#.........              4,711
       728  Novavax, Inc.*..........................             10,265
     1,121  Noven Pharmaceuticals, Inc.*............             19,898
     1,534  NPS Pharmaceuticals, Inc.*..............             58,752
     1,984  NU Skin Enterprises, Inc................             17,360
       949  Onyx Pharmaceuticals, Inc.*.............              4,859
     1,270  OraSure Technologies, Inc.*.............             15,431
     1,630  Organogenesis, Inc.*....................              7,824
     1,847  OSI Pharmaceuticals, Inc.*..............             84,482
     1,134  Pain Therapeutics, Inc.*................             10,387
     1,134  Parexel International Corp.*............             16,273
       549  Penwest Pharmaceuticals Co.*............             11,007
     5,777  Peregrine Pharmaceuticals, Inc.*........             19,815
     3,048  Perrigo Company*........................             36,027
     2,015  Pharmaceutical Product Development,
            Inc.*...................................             65,105
     1,055  Pharmaceutical Resources, Inc.#.........             35,659
     1,009  Pharmacyclics, Inc.#....................             10,029
       976  POZEN, Inc.*............................              5,124
   273,654  Praecis Pharmaceuticals*................          1,592,666
       528  Progenics Pharmeceuticals, Inc.*........              9,752
Shares                                                      Value
-----------------------------------------------------------------------
     4,628  Protein Design Labs, Inc.#..............  $         152,400
   112,800  QLT PhotoTherapeutics, Inc.*#...........          2,866,248
       813  ResortQuest International, Inc.*........              3,870
       496  Ribozyme Pharmaceuticals, Inc.*.........              2,267
       992  Sciclone Pharmaceuticals, Inc.*.........              2,976
     2,553  Scios, Inc.#............................             60,685
     4,200  Sepracor, Inc.#.........................            239,652
       891  Serologicals Corp.*.....................             19,157
     3,143  SICOR, Inc.*............................             49,282
     3,896  Sigma-Aldrich Corp......................            153,541
       992  SuperGen, Inc.*.........................             14,205
     1,154  Tanox, Inc.*............................             21,352
     1,205  Targeted Genetics Corp.*................              3,266
     2,672  Texas Biotech Corp.*....................             17,368
       276  Third Wave Technologies*................              2,029
     1,063  Titan Pharmaceuticals, Inc.*............             10,428
     1,221  Transkaryotic Therapies, Inc.*..........             52,259
     2,988  Triangle Pharmaceuticals, Inc.*.........             11,982
       996  Tularik, Inc.#..........................             23,924
       638  United Therapeutics Corp.#..............              6,642
        85  V.I. Technologies, Inc.*................                591
       354  Vaxgen, Inc.#...........................              4,106
       698  Versicor, Inc.*.........................             14,204
       850  Vical, Inc.*............................             10,404
     1,770  VidaMed, Inc.*..........................             13,841
     1,300  Vion Pharmaceuticals, Inc.*.............              5,733
       891  ViroPharma, Inc.#.......................             20,448
       496  West Pharmaceutical Services, Inc.......             13,194
                                                      -----------------
                                                             16,496,497
                                                      -----------------

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
REAL ESTATE -- 0.9%
       900  Acadia Realty Trust.....................  $           5,715
       142  Alexander's, Inc.*......................              8,080
     3,618  AMB Property Corp.......................             94,068
       800  Associated Estates Realty Corp..........              7,344
       200  Avatar Holdings, Inc.*..................              4,712
     3,818  Boston Properties, Inc..................            145,084
     1,063  Burnham Pacific Ppty, Inc...............              4,380
     5,049  Catellus Development Corp.*.............             92,902
     1,163  Centerpoint Properties Corp.............             57,917
     1,636  Corrections Corp. of America*...........             30,364
     2,622  Developers Diversified Realty...........             50,080
     1,497  Felcor Lodging Trust, Inc. REIT#........             25,015
     1,363  Forest City Enterprises, Inc............             52,748
       506  Getty Realty Corp.......................              9,538
     1,009  Insignia Financial Group, Inc.*.........             10,897
     1,000  Investors Real Estate Trust.............              9,400
     1,559  Jones Lang LaSalle, Inc.*...............             28,140
       300  Keystone Property Trust.................              3,927
     1,334  Kilroy Realty Corp......................             35,044
       906  Kramont Realty Trust....................             13,228
     7,300  La Quinta Properties, Inc.*.............             41,902
       567  LaSalle Hotel Properties................              6,657
     2,826  Lennar Corp.............................            132,313
     1,134  LNR Property Corp.......................             35,358
     1,859  MeriStar Hospitality Corp. REIT.........             26,398
       354  Parkway Properties, Inc.................             11,753
    25,792  PS Business Parks, Inc..................            812,448
     9,200  RAIT Investment Trust...................            149,960
     1,805  Realty Income Corp......................             53,067
     3,122  Rouse Co................................             91,443
Shares                                                      Value
-----------------------------------------------------------------------
     3,868  Security Capital, Inc.*.................  $          98,131
     1,250  Senior Housing Properties Trust.........             17,388
       805  Storage USA, Inc. REIT..................             33,891
     1,134  Trammell Crow Co.*......................             13,268
       319  Trendwest Resorts, Inc.*................              8,077
       900  U.S. Restaurant Properties, Inc.#.......             13,122
    14,459  Washington Real Estate Investment
            Trust...................................            359,885
                                                      -----------------
                                                              2,593,644
                                                      -----------------
RESTAURANTS -- 1.3%
       413  AFC Enterprise, Inc.#...................             11,725
     1,795  Applebees International, Inc............             61,389
     5,159  Brinker International, Inc.*............            153,532
       583  Buca, Inc.*.............................              9,450
    21,006  California Pizza Kitchen, Inc.*.........            519,899
     3,022  CBRL Group, Inc.........................             88,968
     1,547  CEC Entertainment, Inc.*................             67,124
    17,360  Cheesecake Factory (The)*...............            603,607
     6,257  Darden Restaurants, Inc.................            221,498
       992  IHOP Corp.*.............................             29,066
     2,001  Jack in the Box, Inc.*..................             55,108
     2,267  Krispy Kreme Doughnuts, Inc.*#..........            100,201
       734  Landry's Seafood Restaurants............             13,689
     1,134  Lone Star Steakhouse & Saloon...........             16,817
       780  Luby's, Inc.*...........................              4,454
     1,038  O'Charleys, Inc.*.......................             19,213
     3,789  Outback Steakhouse, Inc.*...............            129,773
       554  P.F. Chang's China Bistro, Inc.#........             26,204
       780  Papa John's International, Inc.*........             21,434

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,250  Rare Hospitality International, Inc.*...  $          28,175
     3,493  Ruby Tuesday, Inc.......................             72,061
     1,505  Ryan's Family Steak Houses, Inc.*.......             32,583
     1,169  Sonic Corp.*............................             42,084
       992  Steak n Shake Co. (The)*................             10,952
       354  Valhi, Inc..............................              4,496
    40,182  Wendy's International, Inc..............          1,172,109
                                                      -----------------
                                                              3,515,611
                                                      -----------------
RETAILERS -- 3.2%
       638  1-800-Flowers.Com, Inc.*................              9,953
     1,450  99 Cents Only Stores*...................             55,245
     4,834  AdvancePCS*.............................            141,878
    25,788  American Eagle Outfitters, Inc.#........            674,872
     4,403  AutoZone, Inc.#.........................            316,135
     2,539  Barnes & Noble, Inc.*#..................             75,154
     6,061  Big Lots, Inc...........................             63,034
     3,910  BJ's Wholesale Club, Inc.*..............            172,431
     1,747  Blockbuster, Inc.#......................             44,024
     4,373  Borders Group, Inc.*....................             86,760
       780  Burlington Coat Factory Warehouse.......             13,104
     2,272  Casey's General Stores, Inc.............             33,853
       850  Cash America International, Inc.........              7,225
     2,300  CDW Computer Centers, Inc.#.............            123,533
    10,500  Circuit City Stores, Inc.#..............            272,475
       142  Coldwater Creek, Inc.*..................              3,008
     1,221  Cost Plus, Inc.*........................             32,357
     1,621  CSK Auto Corp.*.........................             16,129
     1,370  dELiA*s Corp. - Class A*................              8,494
     3,227  Dillard's, Inc..........................             51,632
     5,200  Dollar Tree Stores, Inc.*...............            160,732
Shares                                                      Value
-----------------------------------------------------------------------
       450  Duane Reade, Inc.*......................  $          13,658
       513  Electronics Boutique Holdings Corp.*....             20,489
       185  Envision Development Corp.*.............                474
       567  Factory 2-U Stores, Inc.*...............             11,363
     7,466  Foot Locker, Inc.*......................            116,843
       643  Fred's, Inc.............................             26,337
       700  Friedman's, Inc.........................              5,894
       400  ftd.com, Inc.*..........................              2,800
       600  Global Sports, Inc.#....................             11,970
       992  Guitar Center, Inc.*....................             13,531
       713  Hancock Fabrics, Inc....................              9,376
       709  Haverty Furniture Companies, Inc........             11,734
       823  Hearst-Argyle Television, Inc.*.........             17,744
       243  Hibbet Sporting Goods, Inc.*............              7,363
       980  Hot Topic, Inc.*#.......................             30,762
     1,559  Intertan, Inc.*.........................             19,581
       528  J. Jill Group, Inc.*....................             11,368
       567  Lands' End, Inc.*.......................             28,441
     1,972  Linens 'n Things, Inc.*.................             50,286
     1,676  Longs Drug Stores Corp..................             39,185
    35,434  Michaels Stores*........................          1,167,550
       491  Movado Group, Inc.......................              9,427
       300  Movie Gallery, Inc.*....................              7,308
     2,259  MSC Industrial Direct Co., Inc.*........             44,615
     6,330  Neiman-Marcus Group, Inc.*..............            196,673
     5,649  Nordstrom, Inc..........................            114,279
    16,337  Office Depot, Inc.*.....................            302,888
     4,961  OfficeMax, Inc.*........................             22,325
     2,001  O'Reilly Automotive, Inc.#..............             72,976
       177  PC Connection, Inc.*....................              2,625
   266,586  Petsmart, Inc.*.........................          2,623,206
     4,994  Pier 1 Imports, Inc.....................             86,596

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       271  PriceSmart, Inc.*.......................  $           9,485
    21,018  Rite Aid Corp.*#........................            106,351
     6,679  Saks, Inc.*.............................             62,382
       921  School Specialty, Inc.*.................             21,072
     7,024  Sherwin-Williams Co. (The)..............            193,160
     1,692  Shopko Stores, Inc.*....................             16,074
       638  Spiegel, Inc............................              2,903
     1,630  Stamps.com, Inc.*.......................              5,835
     1,914  Stride Rite Corp........................             12,537
     1,063  Syncor International Corp.#.............             30,444
     2,739  Tech Data Corp.*........................            118,544
     1,817  The Men's Wearhouse, Inc.#..............             37,521
    57,072  Trans World Entertainment Corp.*#.......            433,747
       425  Tuesday Morning Corp.*..................              7,688
     1,109  Tweeter Home Entertainment Group,
            Inc.*...................................             32,161
       454  Ultimate Electronics, Inc.*.............             13,620
     1,063  Value City Department Stores, Inc.*.....              4,996
       759  Wet Seal, Inc. - Class A*...............             17,874
     2,384  Williams-Sonoma, Inc.#..................            102,274
     1,759  Zale Corp.*.............................             73,667
                                                      -----------------
                                                              8,764,030
                                                      -----------------
TELEPHONE SYSTEMS -- 1.3%
     1,134  Adelphia Business Solutions, Inc.*......                658
    16,421  Adtran, Inc.*...........................            419,064
       625  Airgate PCS, Inc.*......................             28,469
     3,496  Alamosa Holdings, Inc.*.................             41,707
       400  Applied Innovation, Inc.*...............              2,480
     2,119  AT&T Latin America Corp.*...............              2,500
       749  Boston Communications Group, Inc.*......              8,501
     3,572  Brightpoint, Inc.*......................             11,216
Shares                                                      Value
-----------------------------------------------------------------------
       354  Centennial Communications
            Corporation*............................  $           3,625
       354  Choice One Communications, Inc.*........              1,253
       596  Commonwealth Telephone Enterprises,
            Inc.*...................................             27,118
       406  Conestoga Enterprises, Inc..............             12,972
     4,327  Cosine Communications, Inc.*............              6,707
    82,834  Ditech Communications Corp.*............            498,661
   206,734  Dobson Communications Corp. - Class
            A#......................................          1,765,508
       638  Focal Communications Corp.*.............                389
     2,201  General Communication*..................             18,775
       175  Globalscape*............................                  0
       500  Golden Telecom, Inc.*...................              5,835
       567  Hickory Tech Corp.......................              9,611
     1,600  Ibasis, Inc.*...........................              2,096
     1,984  ITC Deltacom, Inc.*.....................              1,726
     1,118  Lightbridge, Inc.*......................             13,584
    28,100  Metromedia Fiber Network, Inc.*.........             12,364
     1,254  Net2Phone, Inc.#........................              8,465
       425  Network Plus Corp.*.....................                493
       638  North Pittsburgh Systems................             11,803
       383  Novatel Wireless, Inc.*.................                467
     1,984  RCN Corporation*........................              5,813
    62,300  Redback Networks, Inc.*.................            246,085
       425  Rural Cellular Corp.#...................              9,456
     2,953  TeleCorp PCS, Inc.*.....................             36,824
     1,901  Triton PCS Holdings, Inc.*..............             55,794
     2,897  Ubiquitel, Inc.*........................             21,583
     2,154  Universal Access Global Holdings,
            Inc.*...................................             10,102
     1,500  US Unwired, Inc. - Class A*.............             15,270

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       925  West Corp.*.............................  $          23,070
     3,222  Western Wireless Corp. - Class A*.......             91,022
     1,538  Wireless Facilities, Inc.#..............             10,351
     6,333  WorldCom, Inc. - MCI Group..............             80,429
                                                      -----------------
                                                              3,521,846
                                                      -----------------
TEXTILES, CLOTHING &
 FABRICS -- 1.0%
       792  Albany International Corp...............             17,186
       850  Brown Shoe Company, Inc.................             13,804
     2,306  Coach, Inc.*............................             89,888
     6,498  Collins & Aikman Corp.*.................             50,035
       625  Columbia Sportswear Co.*................             20,813
     1,701  Delta & Pine Land Co....................             38,494
     1,150  Footstar, Inc.*.........................             35,995
       243  Garan, Inc..............................             10,328
     1,121  Genesco, Inc.*..........................             23,272
       354  Guess?, Inc.*...........................              2,655
     1,984  Interface, Inc..........................             11,130
         1  Jones Apparel Group, Inc.*..............                 33
       306  K Swiss, Inc. - Class A.................             10,175
     1,321  Kellwood Co.............................             31,717
       283  Kenneth Cole Productions, Inc.*.........              5,009
     2,810  Liz Claiborne, Inc......................            139,798
     1,134  Nautica Enterprises, Inc.*..............             14,504
    43,096  Osh Kosh B Gosh - Class A...............          1,807,446
       285  Oxford Industries, Inc..................              6,726
       567  Penn Engineering & Manufacturing
            Corp....................................              9,497
     1,421  Phillips-Van Heusen.....................             15,489
     2,810  Polo Ralph Lauren Corp.*................             75,196
       970  Quaker Fabric Corp.*....................              8,061
       992  Quiksilver, Inc.*.......................             17,062
     2,755  Reebok International Ltd.#..............             73,008
     1,559  Ruddick Corp............................             24,928
Shares                                                      Value
-----------------------------------------------------------------------
     1,063  Russell Corp............................  $          15,956
       938  Skechers USA, Inc.*.....................             13,714
       425  Steven Madden Ltd.*.....................              5,980
     1,050  Timberland Company*.....................             38,934
       364  Tropical Sportswear International
            Corp.*..................................              6,825
     2,481  Unifi, Inc.*............................             17,987
     1,067  Vans, Inc.#.............................             13,594
     1,772  WestPoint Stevens, Inc..................              4,341
     2,384  Wolverine World Wide....................             35,879
                                                      -----------------
                                                              2,705,459
                                                      -----------------
TRANSPORTATION -- 1.4%
       703  1st Source Corp.........................             14,552
     2,397  Airborne, Inc...........................             35,548
     2,243  Alexander & Baldwin, Inc................             59,888
       780  Arctic Cat, Inc.........................             13,260
     1,138  Arkansas Best Corp.*....................             32,797
     4,685  Brunswick Corp..........................            101,946
     3,527  C.H. Robinson Worldwide, Inc............            101,983
     2,597  CNF Transportation, Inc.................             87,129
       234  Consolidated Freightways Corp.*.........              1,191
       506  Covenant Transport, Inc.*...............              8,076
       383  Expedia, Inc.*#.........................             15,554
     2,526  Expeditors International Washington,
            Inc.....................................            143,856
     1,917  Fleetwood Enterprises, Inc.#............             21,720
     1,117  Florida East Coast Industries...........             25,859
     1,234  FMC Corp.*..............................             73,423
       809  Forward Air Corp.*......................             27,441
     2,126  Gatx Corp...............................             69,138
       264  Gulfmark Offshore, Inc.*................              7,474
     1,917  Hawaiian Electric Industries............             77,217
       797  Heartland Express, Inc.*................             22,133

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       921  Hunt (JB) Transport Services, Inc.*.....  $          21,367
     3,300  Kansas City Southern Industries,
            Inc.*...................................             46,629
    38,363  Kirby Corp.*............................          1,056,901
       966  Knight Transportation, Inc.*............             18,141
       454  Landstar System, Inc.*..................             32,920
       549  Navigant International, Inc.*...........              6,286
     1,900  Newport News Shipbuilding, Inc.#........            135,375
       921  Offshore Logistics, Inc.*...............             16,357
        64  Oglebay Norton Co.......................                992
     1,334  Overseas Shipholding Group..............             30,015
     1,328  RailAmerica, Inc.*......................             19,190
       638  Roadway Express, Inc....................             23,415
     2,893  Ryder System............................             64,080
     3,136  Swift Transportation Co., Inc.*.........             67,455
       921  Trico Marine Services, Inc.*............              6,954
     2,072  Trinity Industries, Inc.................             56,296
    24,834  USFreightways Corporation...............            779,788
    37,517  WABTEC..................................            461,459
     1,605  Werner Enterprises, Inc.................             39,002
       709  Winnebago Industries....................             26,190
     1,363  Yellow Corp.*...........................             34,211
                                                      -----------------
                                                              3,883,208
                                                      -----------------
WATER COMPANIES -- 0.1%
       496  American States Water Company...........             17,335
     4,194  American Water Works, Inc...............            175,100
       709  California Water Service Group..........             18,257
       396  Connecticut Water Services, Inc.........             11,710
       264  Middlesex Water Co......................              8,955
Shares                                                      Value
-----------------------------------------------------------------------
     3,061  Philadelphia Suburban Corp..............  $          69,026
        71  SJW Corp................................              6,056
                                                      -----------------
                                                                306,439
                                                      -----------------

TOTAL COMMON STOCKS
  (Cost $244,035,910)...............................        259,047,973
                                                      -----------------

RIGHTS AND WARRANTS -- 0.0%
       876  Endo Pharmaceutical Holdings, Inc.*.....             10,223
                                                      -----------------

TOTAL RIGHTS AND WARRANTS
  (Cost $7,771).....................................             10,223
                                                      -----------------
Principal
Amount
---------

SHORT-TERM INVESTMENTS -- 14.6%
Cash Equivalents -- 14.4%
$3,213,746  Bayerische Hypovereinsbank
            1.920%, 02/05/02(b).....................          3,213,746
 3,213,746  BNP Paribas SA
            1.840%, 01/09/02(b).....................          3,213,746
 3,659,369  Fleet National Bank
            1.950%, 04/30/02(b).....................          3,659,369
 1,071,249  Merrill Lynch
            1.640%, 11/26/02(b).....................          1,071,249
 7,498,738  Merrill Lynch
            1.920%, 01/02/02(b).....................          7,498,738
 9,412,488  Merrimac Cash Fund Premium Class
            0.000%,(b)..............................          9,412,488
 2,142,498  Morgan Stanley Dean Witter
            1.610%, 05/09/02(b).....................          2,142,498
 7,498,741  Royal Bank of Canada
            1.690%, 01/07/02(b).....................          7,498,741
 2,142,498  U.S. Bank
            1.590%, 11/06/02(b).....................          2,142,498
                                                      -----------------
                                                             39,853,073
                                                      -----------------

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2001 (continued)

Principal
Amount                                                      Value
-----------------------------------------------------------------------

U.S. Treasury Bills -- 0.2%
$  550,000  U.S. Treasury Bill
            1.650%, 03/14/02(c).....................  $         548,185
                                                      -----------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $40,401,258)................................         40,401,258
                                                      -----------------

TOTAL INVESTMENTS -- 108.2%
  (Cost $284,444,939)...............................        299,459,454
                                                      -----------------

Other assets in excess of liabilities -- (8.2)%             (22,671,257)
                                                      -----------------

TOTAL NET ASSETS -- 100.0%                            $     276,788,197
                                                      =================
NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR -- American Depository Receipt
REIT -- Real Estate Investment Trust
*    Non-income producing security.
#    All or a portion of security out on loan.
(a)  Security is fair valued.
(b)  Represents investments of security lending collateral (Note 2).
(c) Security has been pledged to cover collateral requirements for open futures.

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2001

Shares                                                     Value
--------------------------------------------------------------------
COMMON STOCKS -- 97.3%
ADVERTISING -- 0.4%
      5,700  Interpublic Group of
             Companies, Inc. (The)...................  $     168,378
      2,800  Omnicom Group, Inc......................        250,180
     37,000  TMP Worldwide, Inc.*#...................      1,587,300
                                                       -------------
                                                           2,005,858
                                                       -------------
AEROSPACE & DEFENSE -- 1.6%
      1,400  B.F. Goodrich Co........................         37,268
     32,000  Boeing Co...............................      1,240,960
      3,100  General Dynamics Corp...................        246,884
     12,600  Honeywell International, Inc............        426,132
     69,500  Lockheed Martin Corp....................      3,243,565
     19,465  Northrop Grumman Corp...................      1,962,267
      6,000  Raytheon Co. - Class B#.................        194,820
      2,200  Textron, Inc............................         91,212
      1,800  TRW, Inc................................         66,672
                                                       -------------
                                                           7,509,780
                                                       -------------
AIRLINES -- 0.3%
      2,200  AMR Corp.*..............................         48,774
      1,800  Delta Air Lines, Inc....................         52,668
     11,500  FedEx Corp.*............................        596,620
     49,300  Southwest Airlines Co...................        911,064
        900  US Airways Group, Inc.#.................          5,706
                                                       -------------
                                                           1,614,832
                                                       -------------
APPAREL RETAILERS -- 1.2%
     13,300  Gap, Inc. (The).........................        185,402
     38,300  Kohl's Corp.*...........................      2,697,852
      6,700  Limited, Inc. (The).....................         98,624
     28,000  Ross Stores, Inc.#......................        898,240
     42,700  Talbots, Inc............................      1,547,875
                                                       -------------
                                                           5,427,993
                                                       -------------
Shares                                                     Value
--------------------------------------------------------------------
AUTOMOTIVE -- 1.1%
      2,300  Dana Corp.#.............................  $      31,924
      8,600  Delphi Automotive Systems Corp..........        117,476
     51,553  Ford Motor Co...........................        810,413
     21,767  General Motors Corp.....................      1,057,876
      2,600  Genuine Parts Co........................         95,420
      2,400  Goodyear Tire & Rubber Co. (The)........         57,144
     23,800  Harley-Davidson, Inc.#..................      1,292,578
      4,300  ITT Industries, Inc.....................        217,150
     11,400  Lear Corp.*.............................        434,796
        900  Navistar International Corp.*...........         35,550
      1,200  PACCAR, Inc.............................         78,744
      2,900  Rockwell International Corp.............         51,794
      5,100  SPX Corp.#..............................        698,190
      2,186  Visteon Corp............................         32,877
                                                       -------------
                                                           5,011,932
                                                       -------------
BANKING -- 7.7%
     20,600  American Express Co.....................        735,214
      5,800  AmSouth Bancorp.........................        109,620
     42,800  Australia & New Zealand Banking
             Group Ltd. ADR..........................      1,955,532
     31,000  Bank of America Corp....................      1,951,450
     71,200  Bank of New York Co., Inc. (The)........      2,904,960
     17,800  Bank One Corp...........................        695,090
     23,700  Banknorth Group, Inc....................        533,724
      6,900  BB&T Corp...............................        249,159
      3,300  Capital One Financial Corp..............        178,035
      3,350  Charter One Financial, Inc..............         90,952
      2,700  Comerica, Inc...........................        154,710
     10,080  Commerce Bancshares, Inc................        393,019
     32,991  Fifth Third Bancorp.....................      2,031,586

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2001 (continued)

Shares                                                     Value
--------------------------------------------------------------------
     15,944  FleetBoston Financial Corp..............  $     581,956
     32,500  Freddie Mac.............................      2,125,500
     32,500  Golden West Financial Corp..............      1,912,625
     21,900  Hibernia Corp...........................        389,601
      7,100  Household International, Inc............        411,374
      3,760  Huntington Bancshares, Inc..............         64,634
     42,850  J.P. Morgan Chase & Co..................      1,557,597
     29,700  KeyCorp.................................        722,898
     13,200  MBNA Corp...............................        464,640
      7,200  Mellon Financial Corp...................        270,864
      9,300  National City Corp......................        271,932
      3,500  Northern Trust Corp.....................        210,770
      2,200  Nvidia Corp.#...........................        147,180
     47,500  PNC Financial Services..................      2,669,500
      4,000  Providian Financial Corp................         14,200
      3,500  Regions Financial Corp..................        105,140
      5,200  SouthTrust Corp.........................        128,284
      4,900  State Street Corp.(a)...................        256,025
      4,400  SunTrust Banks, Inc.....................        275,880
      4,500  Synovus Financial Corp..................        112,725
     71,457  U.S. Bancorp............................      1,495,595
      2,000  Union Planters Corp.....................         90,260
     68,200  Unionbancal Corp........................      2,591,600
      2,500  USA Education, Inc......................        210,050
    133,800  Wachovia Corp...........................      4,195,968
     24,300  Washington Mutual, Inc..................        794,610
     26,200  Wells Fargo Co..........................      1,138,390
     26,400  Westpac Banking Corp. Ltd. ADR..........      1,068,144
      1,500  Zions Bancorporation....................         78,870
                                                       -------------
                                                          36,339,863
                                                       -------------
Shares                                                     Value
--------------------------------------------------------------------
BEVERAGES, FOOD &
 TOBACCO -- 5.0%
        600  Adolph Coors Co.........................  $      32,040
     25,000  Anheuser-Busch Co., Inc.................      1,130,250
     10,045  Archer-Daniels-Midland Co...............        144,146
      1,000  Brown-Forman Corp.......................         62,600
      6,300  Campbell Soup Co........................        188,181
     38,300  Coca-Cola Co. (The).....................      1,805,845
      6,800  Coca-Cola Enterprises, Inc.#............        128,792
     84,000  Conagra, Inc.#..........................      1,996,680
      5,500  General Mills, Inc......................        286,055
      5,400  H.J. Heinz Co...........................        222,048
      2,000  Hercules, Inc.#.........................         20,000
      2,100  Hershey Foods Corp......................        142,170
      6,300  Kellogg Co..............................        189,630
     25,000  Kraft Foods, Inc........................        850,750
     54,900  Pepsi Bottling Group, Inc...............      1,290,150
    101,980  Pepsico, Inc............................      4,965,406
    111,000  Philip Morris Co., Inc..................      5,089,350
     30,600  RJ Reynolds Tobacco Holdings, Inc.......      1,722,780
     51,600  Safeway, Inc.*..........................      2,154,300
     11,959  Sara Lee Corp...........................        265,849
      2,000  SUPERVALU, Inc..........................         44,240
     10,100  SYSCO Corp..............................        264,822
      8,800  Unilever NV.............................        506,968
      2,400  UST, Inc................................         84,000
      3,400  William Wrigley Jr. Co..................        174,658
                                                       -------------
                                                          23,761,710
                                                       -------------
BUILDING MATERIALS -- 0.9%
     36,000  Home Depot, Inc. (The)..................      1,836,360
     54,800  Lowe's Companies, Inc...................      2,543,268
      1,500  Vulcan Materials Co.....................         71,910
                                                       -------------
                                                           4,451,538
                                                       -------------

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2001 (continued)

Shares                                                     Value
--------------------------------------------------------------------
CHEMICALS -- 1.7%
     17,700  Air Products & Chemicals, Inc...........  $     830,307
     17,500  Avery Dennison Corp.....................        989,275
      1,300  Cooper Tire & Rubber Co.................         20,748
     13,838  Dow Chemical Co. (The)..................        467,448
     56,200  Du Pont (E.I.)
             De Nemours & Co.........................      2,389,062
      1,200  Eastman Chemical Co.....................         46,824
        900  Great Lakes Chemical Corp...............         21,852
      1,400  International Flavors &
             Fragrances, Inc.........................         41,594
     67,100  Pharmacia Corp..........................      2,861,815
      2,600  PPG Industries, Inc.....................        134,472
      2,500  Praxair, Inc............................        138,125
      1,300  Sealed Air Corp.#.......................         53,066
      1,000  Tupperware Corp.........................         19,250
                                                       -------------
                                                           8,013,838
                                                       -------------
COMMERCIAL SERVICES -- 1.1%
     31,700  Accenture Ltd.*.........................        853,364
      2,800  Allied Waste Industries, Inc.*..........         39,368
      6,200  ARAMARK Corp. - Class B*................        166,780
     40,000  Cendant Corp.*..........................        784,400
      2,600  Cintas Corp.#...........................        125,814
      7,700  Concord EFS, Inc.*......................        252,406
     12,800  eBay, Inc.#.............................        856,320
      2,200  Equifax, Inc............................         53,130
      1,200  Flour Corp..............................         44,880
      2,700  H&R Block, Inc..........................        120,690
      6,400  Halliburton Co..........................         83,840
     69,000  KPMG Consulting, Inc.*..................      1,143,330
      2,300  Moody's Corp............................         91,678
      5,800  Paychex, Inc............................        203,232
      1,900  PerkinElmer, Inc........................         66,538
Shares                                                     Value
--------------------------------------------------------------------
      1,600  Quintiles Transnational Corp.*..........  $      25,728
      1,800  R.R. Donnelley & Sons Co................         53,442
      2,600  Robert Half International, Inc.*........         69,420
      9,500  Waste Management, Inc...................        303,145
      1,900  Waters Corp.*...........................         73,625
                                                       -------------
                                                           5,411,130
                                                       -------------
COMMUNICATIONS -- 1.6%
     12,200  ADC Telecommunications, Inc.*...........         56,120
      1,300  Andrew Corp.*...........................         28,457
      4,341  Avaya, Inc.*............................         52,743
      4,900  CIENA Corp.*............................         70,119
     11,800  Comverse Technology, Inc.*..............        263,966
     74,000  EchoStar Communications Corp.#..........      2,032,780
     51,900  Lucent Technologies, Inc................        326,451
     28,500  McDATA Corp. - Class A*.................        698,250
     23,200  Network Appliance, Inc.*................        507,384
     12,600  Nextel Communications, Inc.*#...........        138,096
     48,800  Nortel Networks Corp.#..................        366,000
     52,900  Qualcomm, Inc.*.........................      2,671,450
      2,500  Scientific-Atlanta, Inc.................         59,850
      6,000  Tellabs, Inc.*..........................         90,180
                                                       -------------
                                                           7,361,846
                                                       -------------
COMPUTER HARDWARE -- 0.0%
      1,600  NCR Corp.*..............................         58,976
      1,300  Tektronix, Inc.*........................         33,514
                                                       -------------
                                                              92,490
                                                       -------------
COMPUTER SERVICES -- 0.1%
      2,900  Fiserv, Inc.*...........................        122,728

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2001 (continued)

Shares                                                     Value
--------------------------------------------------------------------
     14,100  Juniper Networks, Inc.*.................  $     267,195
      1,500  Sapient Corp.*..........................         11,580
                                                       -------------
                                                             401,503
                                                       -------------
COMPUTER SOFTWARE -- 0.0%
      3,200  Intuit, Inc.*...........................        136,832
      1,300  Mercury Interactive Corp.*..............         44,174
      4,700  Novell, Inc.*...........................         21,573
                                                       -------------
                                                             202,579
                                                       -------------
COMPUTER SOFTWARE & PROCESSING -- 7.3%
     22,300  Activision, Inc.*.......................        580,023
      3,700  Adobe Systems, Inc......................        114,885
    176,461  AOL Time Warner, Inc.*..................      5,664,398
        900  Autodesk, Inc...........................         33,543
     31,700  Automatic Data Processing, Inc..........      1,867,130
      3,700  BMC Software, Inc.*.....................         60,569
      4,400  Brocade Communications
             Systems, Inc.*..........................        145,728
     26,900  Check Point Software
             Technologies Ltd.*#.....................      1,073,041
      2,700  Citrix Systems, Inc.*#..................         61,182
      8,800  Computer Associates
             International, Inc......................        303,512
      2,500  Computer Sciences Corp.*................        122,450
      5,900  Compuware Corp.*........................         69,561
      1,100  Deluxe Corp.............................         45,738
      7,200  Electronic Data Systems Corp............        493,560
     30,800  First Data Corp.........................      2,416,260
      4,600  IMS Health, Inc.........................         89,746
     17,100  Macrovision Corp.*......................        602,262
    214,530  Microsoft Corp.*........................     14,216,903
     85,700  Oracle Corp.*...........................      1,183,517
      3,800  Parametric Technology Corp.*............         29,678
Shares                                                     Value
--------------------------------------------------------------------
     12,500  PeopleSoft, Inc.*.......................  $     502,500
     30,900  Siebel Systems, Inc.*...................        864,582
    128,100  Sun Microsystems, Inc.*.................      1,580,754
      4,900  Unisys Corp.*...........................         61,446
     28,200  VeriSign, Inc.#.........................      1,072,728
     22,780  VERITAS Software Corp.*.................      1,021,000
      8,700  Yahoo!, Inc.*#..........................        154,338
                                                       -------------
                                                          34,431,034
                                                       -------------
COMPUTERS & INFORMATION -- 4.6%
      5,500  Apple Computer, Inc.*...................        120,450
    330,600  Cisco Systems, Inc.*....................      5,987,166
     72,700  Compaq Computer.........................        709,552
    116,400  Dell Computer Corp.*....................      3,163,752
     56,300  EMC Corp.*..............................        756,672
     20,100  Emulex Corp.*...........................        794,151
     47,100  Enterasys Networks, Inc.*...............        416,835
      5,200  Gateway, Inc.*..........................         41,808
     77,800  Hewlett Packard Co......................      1,598,012
     42,100  IBM Corp................................      5,092,416
      1,200  International Game Technology*..........         81,960
     30,800  Jabil Circuit, Inc.#....................        699,776
      2,000  Lexmark International Group, Inc.*......        118,000
     10,900  Minnesota Mining & Manufacturing Co.
             (3M)....................................      1,288,489
     94,342  Palm, Inc.*.............................        366,047
     12,200  Pitney Bowes, Inc.......................        458,842
     12,500  Solectron Corp.#........................        141,000
      3,550  Symbol Technologies, Inc................         56,374
                                                       -------------
                                                          21,891,302
                                                       -------------
CONTAINERS & PACKAGING -- 0.0%
        500  Ball Corp...............................         35,350
                                                       -------------

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2001 (continued)

Shares                                                     Value
--------------------------------------------------------------------
COSMETICS & PERSONAL
 CARE -- 1.8%
        900  Alberto-Culver Co.#.....................  $      40,266
      3,700  Avon Products, Inc......................        172,050
      3,500  Clorox Co. (The)........................        138,425
     26,400  Colgate-Palmolive Co....................      1,524,600
      1,900  Ecolab, Inc.............................         76,475
     35,300  Estee Lauder Companies, Inc. (The)#.....      1,131,718
     16,300  Gillette Co. (The)......................        544,420
     59,200  Procter & Gamble Co. (The)..............      4,684,496
                                                       -------------
                                                           8,312,450
                                                       -------------
ELECTRIC UTILITIES -- 2.2%
      8,200  AES Corp. (The)*........................        134,070
      1,800  Allegheny Energy, Inc...................         65,196
      2,000  Ameren Corp.............................         84,600
      4,900  American Electric Power Co..............        213,297
      4,600  Calpine Corp.#..........................         77,234
      2,400  Cinergy Corp............................         80,232
      4,300  Citizens Communications Co.*#...........         45,838
      2,000  CMS Energy Corp.........................         48,060
      3,300  Consolidated Edison, Inc................        133,188
      2,500  Constellation Energy Group..............         66,375
     16,000  Dominion Resources, Inc.................        961,600
      2,600  DTE Energy Co...........................        109,044
     11,900  Duke Energy Corp........................        467,194
      4,800  Edison International*...................         72,480
      3,300  Entergy Corp............................        129,063
     50,987  Exelon Corp.............................      2,441,258
     38,393  FirstEnergy Corp........................      1,342,987
     22,000  FPL Group, Inc..........................      1,240,800
      2,100  KeySpan Corp............................         72,765
      6,459  Mirant Corp.*...........................        103,473
Shares                                                     Value
--------------------------------------------------------------------
      2,400  Niagara Mohawk Holdings, Inc.#..........  $      42,552
      2,984  NiSource, Inc...........................         68,811
      6,000  PG&E Corp.*.............................        115,440
     24,500  Pinnacle West Capital Corp..............      1,025,325
      2,100  PPL Corp................................         73,185
      3,258  Progress Energy, Inc....................        146,708
      3,100  Public Service Enterprise
             Group, Inc..............................        130,789
      4,500  Reliant Energy, Inc.....................        119,340
      3,000  Sempra Energy...........................         73,650
     10,600  Southern Co. (The)......................        268,710
      2,100  Teco Energy, Inc........................         55,104
      4,000  TXU Corp.#..............................        188,600
      5,160  Xcel Energy, Inc........................        143,138
                                                       -------------
                                                          10,340,106
                                                       -------------
ELECTRICAL EQUIPMENT -- 2.7%
      3,200  American Power Conversion Corp.*........         46,272
      1,000  Eaton Corp..............................         74,410
      6,600  Emerson Electric Co.....................        376,860
    305,100  General Electric Co.....................     12,228,408
      1,000  Thomas & Betts Corp.....................         21,150
                                                       -------------
                                                          12,747,100
                                                       -------------
ELECTRONICS -- 5.6%
      5,000  Advanced Micro Devices, Inc.*...........         79,300
     28,600  Alpha Industries, Inc.*.................        623,480
      5,900  Altera Corp.*...........................        125,198
      5,600  Analog Devices, Inc.*...................        248,584
      4,500  Applied Micro Circuits Corp.*...........         50,940
     25,100  Broadcom Corp.#.........................      1,028,598
     18,200  Celestica, Inc.*#.......................        735,098
     30,800  Conexant Systems, Inc.*.................        442,288

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2001 (continued)

Shares                                                     Value
--------------------------------------------------------------------
     66,600  Integrated Device Technology, Inc.*.....  $   1,770,894
    273,800  Intel Corp..............................      8,611,010
     20,300  JDS Uniphase Corp.*.....................        177,219
     28,200  KLA-Tencor Corp.*#......................      1,397,592
     44,800  Linear Technology Corp..................      1,748,992
      5,600  LSI Logic Corp.#........................         88,368
     23,100  Marvell Technology Group Ltd.*#.........        827,442
     33,600  Maxim Intergrated Products, Inc.*.......      1,764,336
     40,300  Micron Technology, Inc.*................      1,249,300
      2,900  Molex, Inc..............................         89,755
     61,600  Motorola, Inc...........................        925,232
     33,500  National Semiconductor Corp.*...........      1,031,465
      2,100  Novellus System, Inc.#..................         82,845
     29,000  PMC-Sierra, Inc.#.......................        616,540
      1,000  Power-One, Inc.*........................         10,410
      1,400  QLogic Corp.*...........................         62,314
     48,800  RF Micro Devices, Inc.#.................        938,424
      2,800  Rockwell Collins........................         54,600
      7,800  Sanmina Corp.*..........................        155,220
      2,800  Teradyne, Inc.*.........................         84,392
     26,400  Texas Instruments, Inc..................        739,200
     12,900  Vitesse Semiconductor Corp.*............        160,734
     11,000  Xerox Corp.#............................        114,620
      5,000  Xilinx, Inc.*...........................        195,250
                                                       -------------
                                                          26,229,640
                                                       -------------
ENTERTAINMENT & LEISURE -- 0.4%
      8,900  Carnival Corp. - Class A................        249,912
     22,300  Eastman Kodak Co.#......................        656,289
      1,900  Harrah's Entertainment, Inc.*...........         70,319
      2,600  Hasbro, Inc.............................         42,198
Shares                                                     Value
--------------------------------------------------------------------
      6,600  Mattel, Inc.............................  $     113,520
     17,100  Six Flags Entertainment#................        262,998
     31,900  Walt Disney Co. (The)...................        660,968
                                                       -------------
                                                           2,056,204
                                                       -------------
FINANCIAL SERVICES -- 5.7%
      1,500  Bear Stearns Companies., Inc. (The).....         87,960
     21,400  Charles Schwab Corp. (The)..............        331,058
     79,039  Citigroup, Inc..........................      3,989,889
      1,800  Countrywide Credit Industries, Inc......         73,746
     91,500  Federal National Mortgage Association...      7,274,250
      4,000  Franklin Resources, Inc.................        141,080
      9,100  General Growth Properties...............        353,080
     70,000  Goldman Sachs Group LP#.................      6,492,500
      4,800  John Hancock Financial
             Services, Inc...........................        198,240
     24,450  Kimco Realty Corp.......................        799,270
      9,500  Lehman Brothers Holding, Inc............        634,600
    109,000  Merrill Lynch & Co......................      5,681,080
     16,800  Morgan Stanley, Dean Witter and Co......        939,792
      1,800  T Rowe Price Group, Inc.................         62,514
                                                       -------------
                                                          27,059,059
                                                       -------------
FOOD RETAILERS -- 0.4%
      6,300  Albertsons, Inc.........................        198,387
     12,500  Kroger Co. (The)*.......................        260,875
     61,900  Starbucks Corp.*........................      1,179,195
      2,000  Winn-Dixie Stores, Inc..................         28,500
                                                       -------------
                                                           1,666,957
                                                       -------------
FOREST PRODUCTS & PAPER -- 0.8%
        800  Bemis Co., Inc..........................         39,344
        900  Boise Cascade Corp......................         30,609

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2001 (continued)

Shares                                                     Value
--------------------------------------------------------------------
     21,900  Bowater, Inc............................  $   1,044,630
      3,461  Georgia-Pacific Group#..................         95,558
      7,394  International Paper Co..................        298,348
     21,200  Kimberly-Clark Corp.....................      1,267,760
      2,000  Louisiana-Pacific Corp..................         16,880
      2,400  Pactiv Corp.*...........................         42,600
     22,100  Smurfit-Stone Container Corp.*..........        352,937
        700  Temple-Inland, Inc......................         39,711
      1,400  Westvaco Corp...........................         39,830
     10,000  Weyerhaeuser Co.........................        540,800
      1,500  Willamette Industries, Inc.#............         78,180
                                                       -------------
                                                           3,887,187
                                                       -------------
HEALTH CARE PROVIDERS -- 0.4%
     40,600  HCA - The Healthcare Corp...............      1,564,724
      3,600  Health Management Associates, Inc. -
             Class A#................................         66,240
      6,300  HEALTHSOUTH Corp.*......................         93,366
      1,500  Manor Care, Inc.*.......................         35,565
      4,900  Tenet Healthcare Corp.*.................        287,728
                                                       -------------
                                                           2,047,623
                                                       -------------
HEAVY CONSTRUCTION -- 0.0%
        900  Centex Corp.............................         51,381
        600  McDermott International, Inc.*..........          7,362
                                                       -------------
                                                              58,743
                                                       -------------
HEAVY MACHINERY -- 0.9%
     12,400  Applied Materials, Inc.*................        497,240
      5,000  Baker Hughes, Inc.......................        182,350
      1,300  Black & Decker Corp. (The)..............         49,049
     21,000  Caterpillar, Inc.#......................      1,097,250
        700  Cummins Engine Co., Inc.................         26,978
      3,600  Deere & Co..............................        157,176
Shares                                                     Value
--------------------------------------------------------------------
      3,000  Dover Corp.#............................  $     111,210
      2,500  Ingersoll-Rand Co.......................        104,525
      1,700  Pall Corp...............................         40,902
      1,700  Parker-Hannifin Corp....................         78,047
      1,400  Stanley Works (The).....................         65,198
     10,900  United Technologies Corp................        704,467
     19,000  W.W. Grainger, Inc......................        912,000
                                                       -------------
                                                           4,026,392
                                                       -------------
HOME CONSTRUCTION, FURNISHINGS &
 APPLIANCES -- 0.1%
      1,300  Johnson Controls, Inc...................        104,975
        800  KB Home.................................         32,080
      3,100  Leggett & Platt, Inc....................         71,300
      1,200  Maytag Corp.............................         37,236
      4,200  Newell Rubbermaid, Inc..................        115,794
        900  Pulte Corp..............................         40,203
      1,100  Whirlpool Corp..........................         80,663
                                                       -------------
                                                             482,251
                                                       -------------
HOUSEHOLD PRODUCTS -- 0.4%
     14,100  Corning, Inc............................        125,772
      2,400  Fortune Brands, Inc.....................         95,016
      4,600  Illinois Tool Works, Inc................        311,512
     38,500  Rohm & Haas Co..........................      1,333,255
      1,000  Snap-On, Inc............................         33,660
                                                       -------------
                                                           1,899,215
                                                       -------------
INDUSTRIAL - DIVERSIFIED -- 1.9%
      2,500  Convergys Corp.*........................         93,725
      1,200  Phelps Dodge Corp.......................         38,880
    152,260  Tyco International Ltd..................      8,968,114
                                                       -------------
                                                           9,100,719
                                                       -------------
INSURANCE -- 4.7%
      2,100  Aetna, Inc..............................         69,279

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2001 (continued)

Shares                                                     Value
--------------------------------------------------------------------
      8,000  AFLAC, Inc..............................  $     196,480
     11,100  Allstate Corp...........................        374,070
     27,500  AMBAC Financial Group, Inc..............      1,591,150
    116,795  American International Group, Inc.......      9,273,523
      2,900  Anthem, Inc.#...........................        143,550
      4,100  AON Corp................................        145,632
      2,700  Chubb Corp..............................        186,300
      7,600  Cigna Corp..............................        704,140
      2,500  Cincinnati Financial Corp...............         95,375
      4,400  Conseco, Inc.*..........................         19,624
      3,700  Hartford Financial Services
             Group, Inc. (The).......................        232,471
      2,600  Humana, Inc.*...........................         30,654
      2,300  Jefferson-Pilot Corp....................        106,421
      2,800  Lincoln National Corp...................        135,996
      3,000  Loews Corp..............................        166,140
      4,200  Marsh & McLennan Companies, Inc.........        451,290
     62,700  MBIA, Inc...............................      3,362,601
     11,500  Metlife, Inc.#..........................        364,320
      1,700  MGIC Investment Corp....................        104,924
      1,100  Progressive Corp. (The).................        164,230
      2,000  SAFECO Corp.............................         62,300
      3,300  St. Paul Companies, Inc. (The)..........        145,101
      3,500  Stillwell Financial, Inc................         95,270
      1,800  Torchmark Corp..........................         70,794
      9,700  Trigon Healthcare, Inc.*................        673,665
      4,800  UnitedHealth Group, Inc.................        339,696
      3,800  UnumProvident Corp......................        100,738
      8,200  Wellpoint Health Networks, Inc.*........        958,170
Shares                                                     Value
--------------------------------------------------------------------
     18,600  Xl Capital Limited - Class A#...........  $   1,699,296
                                                       -------------
                                                          22,063,200
                                                       -------------
LODGING -- 0.2%
      5,500  Hilton Hotels Corp......................         60,060
      3,700  Marriott International, Inc.............        150,405
     13,900  MGM Grand, Inc.#........................        401,293
      3,100  Starwood Hotels & Resorts
             Worldwide, Inc..........................         92,535
                                                       -------------
                                                             704,293
                                                       -------------
MEDIA - BROADCASTING & PUBLISHING -- 3.4%
     41,300  Adelphia Communications Corp. -
             Class A*#...............................      1,287,734
      1,200  American Greetings Corp.#...............         16,536
     56,418  Clear Channel Communications, Inc.*.....      2,872,240
     14,500  Comcast Corp.*..........................        522,000
      1,300  Dow Jones & Co., Inc.#..................         71,149
     49,700  Fox Entertainment Group, Inc., -
             Class A*................................      1,318,541
     17,300  Gannett Co., Inc........................      1,163,079
      1,300  Knight-Ridder, Inc......................         84,409
    180,600  Liberty Media Corp., - Class A*.........      2,528,400
      3,100  McGraw-Hill Companies, Inc. (The).......        189,038
        800  Meredith Corp...........................         28,520
      2,400  New York Times Co. (The) - Class A......        103,800
     13,700  Scripps Co. (E.W.)......................        904,200
      4,520  Tribune Co..............................        169,184
      3,200  Univision Communications, Inc.*#........        129,472

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2001 (continued)

Shares                                                     Value
--------------------------------------------------------------------
     35,200  USA Networks, Inc.*.....................  $     961,312
     81,100  Viacom, Inc. - Class B*.................      3,580,565
                                                       -------------
                                                          15,930,179
                                                       -------------
MEDICAL SUPPLIES -- 3.7%
      5,766  Agilent Technologies, Inc.*.............        164,389
     12,800  Allergan, Inc.#.........................        960,640
     39,200  Applera Corp. - Applied Biosystems
             Group...................................      1,539,384
        800  Bausch & Lomb, Inc......................         30,128
      9,000  Baxter International, Inc...............        482,670
     15,500  Becton, Dickinson & Co..................        513,825
      4,100  Biomet, Inc.............................        126,690
      6,100  Boston Scientific Corp.*................        147,132
        700  C.R. Bard, Inc..........................         45,150
      2,200  Danaher Corp.#..........................        132,682
      4,700  Guidant Corp.*..........................        234,060
     12,900  Invitrogen Corp.#.......................        798,897
    116,338  Johnson & Johnson.......................      6,875,576
      1,400  Mead Corp...............................         43,246
     64,800  Medtronic, Inc.#........................      3,318,408
        700  Millipore Corp..........................         42,490
      1,300  St. Jude Medical, Inc.*.................        100,945
      3,000  Stryker Corp............................        175,110
     30,000  Thermo Electron Corp.*..................        715,800
     31,640  Zimmer Holdings, Inc.*..................        966,286
                                                       -------------
                                                          17,413,508
                                                       -------------
METALS -- 0.5%
      4,800  Alcan Aluminium Ltd.....................        172,464
     44,700  Alcoa, Inc..............................      1,589,085
      1,400  Allegheny Technologies, Inc.............         23,450
      8,420  Barrick Gold Corp.#.....................        134,299
      1,400  Cooper Industries, Inc..................         48,888
      1,000  Crane Co................................         25,640
      2,100  Engelhard Corp..........................         58,128
Shares                                                     Value
--------------------------------------------------------------------
      2,300  Freeport-McMoRan
             Copper & Gold, Inc.#....................  $      30,797
      2,800  Inco Ltd.*..............................         47,432
      7,200  Masco Corp..............................        176,400
      2,900  Newmont Mining Corp.#...................         55,419
      1,100  Nucor Corp..............................         58,256
      4,900  Placer Dome, Inc........................         53,459
      1,500  USX-US Steel Group, Inc.................         27,165
      1,600  Worthington Industries, Inc.............         22,720
                                                       -------------
                                                           2,523,602
                                                       -------------
OIL & GAS -- 5.5%
      1,300  Amerada Hess Corp.......................         81,250
      3,937  Anadarko Petroleum Corp.................        223,818
      2,200  Apache Corp.............................        109,736
     16,600  Ashland, Inc............................        764,928
      3,300  Burlington Resources, Inc...............        123,882
     53,383  ChevronTexaco Corp......................      4,783,651
     27,300  Conoco, Inc.............................        772,590
     61,100  Dynegy, Inc.#...........................      1,558,050
     45,121  El Paso Energy Corp.....................      2,012,848
     19,000  EOG Resources, Inc.#....................        743,090
    292,100  Exxon Mobil Corp........................     11,479,530
      1,800  Kinder Morgan, Inc......................        100,242
      5,700  Occidental Petroleum Corp...............        151,221
      5,860  Phillips Petroleum Co...................        353,124
     32,800  Royal Dutch Petroleum Co................      1,607,856
      8,800  Schlumberger Ltd........................        483,560
      1,300  Sunoco, Inc.............................         48,542
      3,700  Unocal Corp.............................        133,459
      4,600  USX-Marathon Group......................        138,000
      7,800  Williams Companies, Inc. (The)..........        199,056
                                                       -------------
                                                          25,868,433
                                                       -------------

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2001 (continued)

Shares                                                     Value
--------------------------------------------------------------------
OIL & GAS DISTRIBUTION -- 0.0%
        700  NICOR, Inc..............................  $      29,148
        600  Peoples Energy Corp.....................         22,758
                                                       -------------
                                                              51,906
                                                       -------------
OIL & GAS EXPLORATION -- 0.0%
      1,900  Devon Energy Corp.#.....................         73,435
      1,600  Kerr-McGee Corp.........................         87,680
                                                       -------------
                                                             161,115
                                                       -------------
OIL & GAS FIELD SERVICES -- 0.4%
      8,900  Helmerich & Payne, Inc..................        297,082
      2,300  Nabors Industries, Inc.*................         78,959
      2,000  Noble Drilling Corp.#...................         68,080
     55,900  Rowan Co., Inc.*........................      1,082,783
      4,800  Transocean Sedco Forex, Inc.............        162,336
                                                       -------------
                                                           1,689,240
                                                       -------------
PHARMACEUTICALS -- 10.4%
     51,200  Abbott Laboratories.....................      2,854,400
     70,400  American Home Products Corp.............      4,319,744
      1,566  AmerisourceBergen Corp..................         99,519
     63,740  Amgen, Inc.*............................      3,597,486
     14,500  Andrx Group#............................      1,020,945
      2,300  Biogen, Inc.*...........................        131,905
     29,800  Bristol Myers Squibb Co.................      1,519,800
      6,850  Cardinal Health, Inc....................        442,921
      2,900  Chiron Corp.*...........................        127,136
     84,300  Eli Lilly & Co..........................      6,620,922
     21,413  Enzon, Inc.#............................      1,205,124
      2,700  Forest Laboratories, Inc.*..............        221,265
      3,200  Genzyme Corp.*..........................        191,552
      8,300  Immunex Corp.*..........................        229,993
     47,466  King Pharmaceuticals, Inc.*.............      1,999,743
     51,600  McKesson HBOC, Inc......................      1,929,840
Shares                                                     Value
--------------------------------------------------------------------
     31,000  MedImmune, Inc.*........................  $   1,436,850
     63,200  Merck & Co., Inc........................      3,716,160
    304,377  Pfizer, Inc.............................     12,129,423
    148,700  Schering Plough Corp....................      5,324,947
      1,100  Sigma-Aldrich Corp......................         43,351
      1,500  Watson Pharmaceutical, Inc.*............         47,085
                                                       -------------
                                                          49,210,111
                                                       -------------
REAL ESTATE -- 0.2%
     30,700  Equity Office Properties................        923,456
      4,100  Equity Residential Properties Trust.....        117,711
      1,800  Security Capital, Inc.*.................         45,666
                                                       -------------
                                                           1,086,833
                                                       -------------
RESTAURANTS -- 0.5%
      1,700  Darden Restaurants, Inc.................         60,180
     79,600  McDonald's Corp.........................      2,107,012
      2,300  Tricon Global Restaurants, Inc.*........        113,160
      1,600  Wendy's International, Inc..............         46,672
                                                       -------------
                                                           2,327,024
                                                       -------------
RETAILERS -- 4.3%
     21,900  99 Cents Only Stores*...................        834,390
      1,700  AutoZone, Inc.#.........................        122,060
     54,000  Bed Bath & Beyond, Inc.*................      1,830,600
      3,200  Best Buy Co., Inc.*.....................        238,336
      2,000  Big Lots, Inc...........................         20,800
     42,600  Blockbuster, Inc.#......................      1,073,520
      3,200  Circuit City Stores, Inc.#..............         83,040
      7,000  Costco Wholesale Corp.#.................        310,660
     24,200  CVS Corp................................        716,320
      1,500  Dillard's, Inc..........................         24,000
      4,750  Dollar General Corp.....................         70,775
     73,200  Family Dollar Stores....................      2,194,536

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2001 (continued)

Shares                                                     Value
--------------------------------------------------------------------
      2,900  Federated Department Stores, Inc.*......  $     118,610
     59,400  Foot Locker, Inc.*......................        929,610
      4,100  J.C. Penney Co., Inc.#..................        110,290
      6,700  KMart Corp.*............................         36,582
      4,700  May Department Stores Co. (The).........        173,806
      2,300  Nordstrom, Inc.#........................         46,529
     65,800  Office Depot, Inc.*.....................      1,219,932
      2,300  RadioShack Corp.#.......................         69,230
     63,600  Rite Aid Corp.#.........................        321,816
      5,000  Sears Roebuck & Co......................        238,200
      2,400  Sherwin-Williams Co. (The)..............         66,000
      7,100  Staples, Inc.*..........................        132,770
     13,800  Target Corp.............................        566,490
      2,100  Tiffany & Co............................         66,087
      4,300  TJX Companies, Inc. (The)...............        171,398
      2,800  Toys "R" Us, Inc.*......................         58,072
     15,700  Walgreen Co.............................        528,462
    139,826  Wal-Mart Stores, Inc....................      8,046,986
                                                       -------------
                                                          20,419,907
                                                       -------------
TELEPHONE SYSTEMS -- 5.0%
     22,400  ALLTEL Corp.............................      1,382,752
    166,361  AT&T Corp...............................      3,017,788
     37,938  AT&T Wireless Services, Inc.#...........        545,169
     50,700  BellSouth Corp..........................      1,934,205
      2,100  CenturyTel, Inc.........................         68,880
     90,524  Qwest Communications
             International, Inc......................      1,279,104
    111,700  SBC Communications, Inc.................      4,375,289
     54,300  Sprint Corp. (FON Group)................      1,090,344
     70,000  Sprint Corp. (PCS Group)*#..............      1,708,700
Shares                                                     Value
--------------------------------------------------------------------
    140,996  Verizon Communications#.................  $   6,691,670
    122,900  WorldCom, Inc.*.........................      1,730,432
                                                       -------------
                                                          23,824,333
                                                       -------------
TEXTILES, CLOTHING &
 FABRICS -- 0.1%
      1,800  Jones Apparel Group, Inc.*..............         59,706
        900  Liz Claiborne, Inc......................         44,775
      4,200  NIKE, Inc...............................        236,208
      1,000  Reebok International Ltd.*#.............         26,500
      1,700  V.F. Corp...............................         66,317
                                                       -------------
                                                             433,506
                                                       -------------
TRANSPORTATION -- 0.5%
      1,400  Brunswick Corp..........................         30,464
      6,100  Burlington Northern Santa Fe Corp.......        174,033
     11,200  Canadian National Railway Co............        540,736
      3,300  CSX Corp................................        115,665
      5,900  Norfolk Southern Corp...................        108,147
      1,000  Ryder System............................         22,150
     26,800  Sabre Holdings Corp.*...................      1,134,980
      3,900  Union Pacific Corp.#....................        222,300
                                                       -------------
                                                           2,348,475
                                                       -------------
TOTAL COMMON STOCKS
  (Cost $489,876,618)................................    459,933,889
                                                       -------------
Principal
Amount
---------

SHORT-TERM INVESTMENTS -- 8.7%
CASH EQUIVALENTS -- 8.6%
$ 3,268,714  Bayerische Hypovereinsbank
             1.920%, 02/05/02(b).....................      3,268,714

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2001 (continued)

Principal
Amount                                                     Value
--------------------------------------------------------------------

$ 3,268,714  BNP Paribas SA
             1.840%, 01/09/02(b).....................  $   3,268,714
    894,220  Fleet National Bank
             1.950%, 04/30/02(b).....................        894,220
  1,089,572  Merrill Lynch
             1.640%, 11/26/02(b).....................      1,089,572
  7,627,000  Merrill Lynch
             1.920%, 01/02/02(b).....................      7,627,000
 13,901,213  Merrimac Cash Fund Premium Class
             0.000%,(b)..............................     13,901,213
  2,179,142  Morgan Stanley Dean Witter
             1.610%, 05/09/02(b).....................      2,179,142
  6,127,000  Royal Bank of Canada
             1.690%, 01/07/02(b).....................      6,127,000
  2,179,142  U.S. Bank
             1.590%, 11/06/02(b).....................      2,179,142
                                                       -------------
                                                          40,534,717
                                                       -------------
U.S. TREASURY BILLS -- 0.1%
    280,000  U.S. Treasury Bill
             1.650%, 03/14/02(c).....................        279,076
Principal
Amount                                                     Value
--------------------------------------------------------------------
$   110,000  U.S. Treasury Bill
             1.670%, 04/11/02(c).....................  $     109,345
                                                       -------------
                                                             388,421
                                                       -------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $40,923,138).................................     40,923,138
                                                       -------------
TOTAL INVESTMENTS -- 106.0%
  (Cost $530,799,756)                                   500,857,027

Other assets in excess of liabilities -- (6.0)%         (28,144,694)
                                                       -------------
TOTAL NET ASSETS -- 100.0%                             $ 472,712,333
                                                       =============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR -- American Depository Receipt
*    Non-income producing security.
#    All or a portion of security out on loan.
(a)  An affiliate of CitiStreet Funds Management LLC
(b)  Represents investments of security lending collateral (Note 2).
(c) Security has been pledged to cover collateral requirements for open futures.

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2001

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
FOREIGN OBLIGATIONS -- 4.7%
Corporate Debt -- 3.0%
$ 2,000,000  Abbey National Capital Trust I, Variable Rate
             8.963%, 12/29/49..................................  $       2,266,466
    250,000  Acetex Corp.
             10.875%, 08/01/09.................................            251,250
    400,000  Axa
             8.600%, 12/15/30..................................            450,380
    500,000  Deutsche Telekom International Finance
             7.750%, 06/15/05..................................            535,145
    250,000  European Investment Bank
             4.875%, 09/09/06..................................            248,716
  2,050,000  France Telecom, 144A
             7.200%, 03/01/06..................................          2,153,012
     75,000  Global Crossing Holdings Ltd.
             8.700%, 08/01/07..................................              6,375
    375,000  Global Crossing Holdings Ltd., Yankee-Dollar
             9.500%, 11/15/09#.................................             37,500
     50,000  Hanson Overseas BV
             6.750%, 09/15/05..................................             51,249
    100,000  Inter-American Development Bank
             3.875%, 09/27/04..................................             99,997
  1,200,000  International Bank Recon & Develop
             5.625%, 03/17/03..................................          1,246,632
    200,000  Korea Electric Power
             6.375%, 12/01/03..................................            208,398
    390,000  PDVSA Finance Ltd.
             8.500%, 11/15/12..................................            355,875
     20,000  Petroleos Mexicanos, 144A
             6.500%, 02/01/05..................................             20,204
    500,000  Phillips Pete
             8.750%, 05/25/10..................................            582,000
Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$   250,000  Rogers Cablesystems Ltd.
             10.125%, 09/01/12.................................  $         263,750
  3,100,000  Standard Chartered Bank, 144A
             8.000%, 05/30/31..................................          3,150,561
  1,450,000  Sumitomo Bank Treasury, 144A, Variable Rate
             9.400%, 12/29/49..................................          1,351,771
    250,000  Sun Media Corp.
             9.500%, 05/15/07..................................            255,000
    250,000  Teekay Shipping Corp., 144A
             8.875%, 07/15/11..................................            257,500
    320,000  TeleWest Communications Plc, Yankee-Dollar, Step
             Up
             11.000%, 10/01/07.................................            227,200
    250,000  Tembec Industries, Inc.
             8.625%, 06/30/09..................................            261,250
    975,000  United Mexican States
             8.375%, 01/14/11..................................          1,014,000
    500,000  United Mexican States Series B
             6.250%, 12/31/19..................................            471,698
     40,000  United Pan-Europe Communications NV
             11.250%, 11/01/09.................................              5,200
     75,000  United Pan-Europe Communications NV,
             Yankee-Dollar, Step Up
             0.000%, 02/01/10..................................              6,375
    250,000  Yell Finance BV
             10.750%, 08/01/11#................................            268,750
                                                                 -----------------
                                                                        16,046,254
                                                                 -----------------
Government Obligations -- 1.7%
    500,000  Canada - Government
             6.375%, 11/30/04..................................            532,365
    600,000  France Telecom, 144A
             7.750%, 03/01/11..................................            643,916
     50,000  Hellenic Republic
             6.950%, 03/04/08..................................             53,816

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / December 31,
  2001 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$ 1,230,000  Manitoba (Province) Series EE, Yankee-Dollar
             9.500%, 09/15/18..................................  $       1,645,740
    500,000  Province of Manitoba
             4.250%, 11/20/06..................................            485,858
    500,000  Province of Ontario
             7.375%, 01/27/03..................................            526,245
    450,000  Quebec Province
             7.500%, 09/15/29..................................            503,073
     20,000  Republic of Chile
             7.125%, 01/11/12..................................             20,408
    200,000  Republic of Italy
             6.875%, 09/27/23..................................            215,846
    800,000  United Mexican States
             8.125%, 12/30/19..................................            781,200
  2,710,000  United Mexican States Global Bond
             11.500%, 05/15/26.................................          3,459,315
                                                                 -----------------
                                                                         8,867,782
                                                                 -----------------
TOTAL FOREIGN OBLIGATIONS
  (Cost $24,579,518)...........................................         24,914,036
                                                                 -----------------
U.S. CORPORATE OBLIGATIONS -- 23.9%
Asset Backed and Mortgage Backed -- 0.5%
  1,020,000  Nomura Assets Securities Corp., REMIC
             7.120%, 04/13/36..................................          1,083,356
  1,219,223  Option One Mortgage Securities Corp. Series
             2001-3, Class CTFS, 144A
             9.660%, 09/25/31..................................          1,207,031
    200,000  Pemex Project Funding Master Trust
             8.500%, 02/15/08..................................            209,000
                                                                 -----------------
                                                                         2,499,387
                                                                 -----------------
Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
Corporate Bonds & Notes -- 23.1%
$    50,000  Adelphia Communications Corp.
             10.250%, 11/01/06.................................  $          51,250
     75,000  Advance Stores Co., Inc.
             10.250%, 04/15/08.................................             76,500
    150,000  Advance Stores Co., Inc. Series B
             10.250%, 04/15/08.................................            153,000
    250,000  AdvancePCS
             8.500%, 04/01/08..................................            258,750
     25,000  AES Corp. (The)
             9.375%, 09/15/10..................................             21,698
    250,000  Airgas, Inc.
             9.125%, 10/01/11..................................            265,000
    400,000  Alcoa, Inc.
             7.375%, 08/01/10..................................            434,164
     75,000  Allied Waste North America, Inc.
             8.875%, 04/01/08..................................             77,625
    250,000  Allied Waste North America, Inc.
             10.000%, 08/01/09#................................            256,250
    145,000  American Cellular Corp.
             9.500%, 10/15/09..................................            141,375
     60,000  American Express Co.
             5.500%, 09/12/06..................................             61,153
    265,000  American Safety Razor Co. Series B
             9.875%, 08/01/05..................................            261,025
    200,000  American Standard, Inc.
             7.375%, 02/01/08..................................            200,000
    315,000  American Tower Corp.
             9.375%, 02/01/09#.................................            255,150
    300,000  Anadarko Finance Co.
             7.500%, 05/01/31..................................            313,598
    200,000  AOL Time Warner
             7.625%, 04/15/31..................................            211,658

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / December 31,
  2001 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$   400,000  AOL Time Warner, Inc.
             9.125%, 01/15/13#.................................  $         473,364
    150,000  AOL Time Warner, Inc.
             9.150%, 02/01/23..................................            179,151
    250,000  Appleton Papers, Inc., 144A
             12.500%, 12/15/08.................................            241,250
    200,000  Applied Extrusion Technologies, Inc.
             10.750%, 07/01/11.................................            214,000
    250,000  Argosy Gaming Co.
             10.750%, 06/01/09.................................            273,750
    250,000  Armkel Finance, Inc., 144A
             9.500%, 08/15/09..................................            263,750
  1,200,000  AT&T Corp.
             6.000%, 03/15/09..................................          1,141,284
    900,000  AT&T Wireless Services, Inc.
             7.875%, 03/01/11..................................            959,310
    100,000  Aztar Corp.
             9.000%, 08/15/11..................................            103,500
    225,000  Azurix Corp.
             10.375%, 02/15/07#................................            157,500
    100,000  Azurix Corp.
             10.750%, 02/15/10.................................             70,000
     50,000  Bank Of America Corp.
             4.750%, 10/15/06..................................             48,944
    500,000  Bank of America Corp.
             6.625%, 06/15/04..................................            529,590
  3,000,000  Bank of America Corp.
             7.400%, 01/15/11..................................          3,217,920
    300,000  Bank One Corp.
             7.625%, 08/01/05..................................            325,647
    300,000  Bank One Corp.
             7.875%, 08/01/10..................................            331,311
    200,000  BellSouth Telecommunications, Inc.
             6.375%, 06/01/28..................................            193,138
    250,000  Berry Plastics Corp.
             12.250%, 04/15/04.................................            253,437
Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$   250,000  Beverly Enterprises, Inc.
             9.625%, 04/15/09..................................  $         263,750
     70,000  Bristol-Myers Squibb Co.
             4.750%, 10/01/06..................................             69,323
     70,000  Bristol-Myers Squibb Co.
             5.750%, 10/01/11..................................             69,047
    600,000  British Telecom Plc
             7.625%, 12/15/05..................................            643,704
    390,000  Burlington Northern Santa Fe Corp.
             6.375%, 12/15/05..................................            402,460
    100,000  Burlington Northern Santa Fe Corp.
             7.000%, 12/15/25..................................             99,707
     66,000  Calpine Corp.
             7.750%, 04/15/09..................................             58,304
    250,000  Calpine Corp.
             8.500%, 02/15/11#.................................            223,750
    400,000  Capital One Financial Corp.
             6.875%, 02/01/06#.................................            389,516
  1,500,000  Cendant Corp.
             7.750%, 12/01/03..................................          1,524,555
    500,000  Century Communications Corp.
             8.375%, 12/15/07..................................            467,500
    750,000  Charter Communication Holdings, Step Up
             0.000%, 01/15/10..................................            532,500
    250,000  Choctaw Resort Development
             9.250%, 04/01/09..................................            256,875
     30,000  Cinergy Corp.
             6.250%, 09/01/04..................................             30,414
     30,000  Cingular Wireless
             5.625%, 12/15/06#.................................             30,091
     30,000  Cingular Wireless
             6.500%, 12/15/11..................................             30,237
    600,000  CIT Group, Inc.
             6.500%, 02/07/06..................................            622,788

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / December 31,
  2001 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$    20,000  Citizens Communications Co., 144A
             6.375%, 08/15/04..................................  $          20,351
     20,000  Citizens Communications Co., 144A
             7.625%, 08/15/08..................................             20,479
     20,000  Citizens Communications Co., 144A
             9.000%, 08/15/31..................................             21,778
     80,000  Clear Channel Communications, Inc.
             6.000%, 11/01/06..................................             78,584
    250,000  CMS Energy Corp.
             9.875%, 10/15/07..................................            261,995
    250,000  Coast Hotels & Casino
             9.500%, 04/01/09..................................            257,500
    300,000  Coca-Cola Enterprises, Inc.
             8.500%, 02/01/22..................................            358,215
    200,000  Cole National Group, Inc.
             8.625%, 08/15/07..................................            186,000
    250,000  Collins & Aikman Products Corp., 144A
             10.750%, 12/31/11.................................            251,875
    500,000  Commonwealth Edison Co.
             8.625%, 02/01/22..................................            520,605
     25,000  Conagra Foods, Inc.
             6.000%, 09/15/06#.................................             25,531
     25,000  Conagra Foods, Inc.
             6.750%, 09/15/11..................................             25,693
    250,000  Conmed Corp.
             9.000%, 03/15/08..................................            256,250
     50,000  Conoco Funding Co.
             5.450%, 10/15/06..................................             50,134
    300,000  Conoco, Inc.
             6.950%, 04/15/29..................................            305,319
    200,000  Constellation Brands, Inc.
             8.500%, 03/01/09..................................            202,000
    233,839  Continental Airlines, Inc. Series 991A
             6.545%, 02/02/19..................................            203,068
Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$ 1,500,000  Cox Communications, Inc.
             7.750%, 11/01/10..................................  $       1,613,415
    125,000  Crown Castle International Corp.
             9.375%, 08/01/11..................................            115,312
    125,000  Crown Castle International Corp.
             10.750%, 08/01/11#................................            122,187
    500,000  CSC Holdings, Inc.
             9.875%, 02/15/13..................................            530,000
    760,000  CSX Corp.
             7.450%, 05/01/07..................................            818,041
  1,630,000  CSX Corp.
             7.950%, 05/01/27..................................          1,806,007
    600,000  DaimlerChrysler NA Holdings
             7.750%, 01/18/11..................................            621,984
    250,000  DaVita, Inc.
             9.250%, 04/15/11..................................            263,750
    200,000  Delhaize America, Inc.
             8.125%, 04/15/11..................................            219,883
  1,800,000  Devon Energy Corp.
             6.875%, 09/30/11..................................          1,754,316
     75,000  DIMON, Inc.
             9.625%, 10/15/11..................................             78,000
     75,000  Dobson Communications Corp.
             10.875%, 07/01/10.................................             78,750
  1,600,000  Dominion Fiber, 144A
             7.050%, 03/15/05..................................          1,644,432
    400,000  Dominion Resources, Inc.
             6.000%, 01/31/03..................................            411,504
     15,000  Domtar, Inc.
             7.875%, 10/15/11..................................             15,447
    200,000  Dow Chemical Co. (The)
             6.125%, 02/01/11..................................            201,010
    760,000  Dresdner Funding Trust I, 144A
             8.151%, 06/30/31..................................            813,337

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / December 31,
  2001 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$   250,000  Duane Reade, Inc.
             9.250%, 02/15/08..................................  $         253,750
    400,000  Dupont (E.I.) de Nemours & Co.
             6.750%, 10/15/04..................................            425,868
     75,000  Dura Operating Corp. Series D
             9.000%, 05/01/09#.................................             70,875
    200,000  EchoStar DBS Corp.
             9.125%, 01/15/09..................................            201,500
    250,000  Echostar DBS Corp.
             9.375%, 02/01/09..................................            256,250
    100,000  Edison Mission Energy
             10.000%, 08/15/08.................................            102,999
    940,000  El Paso Corp.
             7.800%, 08/01/31..................................            931,878
    100,000  Elizabeth Arden, Inc.
             11.750%, 02/01/11.................................            103,000
    200,000  Equity Office Properties Trust
             7.750%, 11/15/07..................................            213,568
    100,000  Fedders North America
             9.375%, 08/15/07..................................             73,750
    250,000  FelCor Lodging LP
             9.500%, 09/15/08..................................            247,097
    200,000  First Union Capital I
             8.040%, 12/01/26..................................            200,298
    250,000  FirstEnergy Corp.
             5.500%, 11/15/06..................................            246,458
    320,000  FirstEnergy Corp.
             6.450%, 11/15/11..................................            313,296
    210,000  FirstEnergy Corp.
             7.375%, 11/15/31#.................................            205,031
    600,000  FleetBoston Financial Corp.
             7.250%, 09/15/05..................................            645,774
    250,000  Fleming Cos., Inc.
             10.125%, 04/01/08.................................            253,750
    800,000  Ford Motor Co.
             7.450%, 07/16/31..................................            734,024
Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$   210,000  Ford Motor Co.
             8.900%, 01/15/32..................................  $         225,198
    800,000  Ford Motor Credit Co.
             6.125%, 04/28/03..................................            811,776
    210,000  Ford Motor Credit Co.
             7.375%, 02/01/11..................................            207,228
    500,000  Ford Motor Credit Corp.
             6.700%, 07/16/04..................................            508,170
    125,000  Forest Oil Corp.
             8.000%, 06/15/08..................................            126,250
  2,900,000  General Electric Capital Corp.
             6.125%, 02/22/11..................................          2,947,154
    500,000  General Electric Capital Corp.
             7.375%, 01/19/10..................................            555,900
    500,000  General Motors Acceptance Corp.
             5.800%, 03/12/03..................................            510,915
     75,000  General Motors Acceptance Corp.
             6.125%, 09/15/06..................................             74,216
    400,000  General Motors Acceptance Corp.
             6.150%, 04/05/07..................................            390,912
  3,000,000  General Motors Acceptance Corp.
             6.875%, 09/15/11..................................          2,934,150
    304,842  GG1B Funding Corp.
             7.430%, 01/15/11..................................            314,627
    400,000  Goldman Sachs Group, Inc.
             6.875%, 01/15/11..................................            412,288
    175,000  Grey Wolf, Inc.
             8.875%, 07/01/07..................................            171,500
    275,000  Harrah's Operating Co., Inc.
             7.875%, 12/15/05..................................            285,313
    375,000  HCA - The Healthcare Co.
             8.750%, 09/01/10..................................            405,938
    125,000  Herbst Gaming, Inc., 144A
             10.750%, 09/01/08.................................            130,469

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / December 31,
  2001 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$   275,000  HMH Properties Series B
             7.875%, 08/01/08..................................  $         254,375
    210,000  Hollinger International Publishing, Inc.
             9.250%, 02/01/06..................................            206,850
     30,000  Household Finance Corp.
             6.400%, 06/17/08..................................             29,955
    800,000  Household Finance Corp.
             8.000%, 05/09/05..................................            860,728
  2,775,000  Household Finance Corp.
             8.000%, 07/15/10..................................          3,013,456
    145,000  i2 Technologies, Inc.
             5.250%, 12/15/06..................................            108,750
    250,000  IASIS Healthcare Corp.
             13.000%, 10/15/09.................................            271,250
     50,000  Indiana Michigan Power Co.
             6.125%, 12/15/06..................................             49,824
    100,000  InSight Health Services Corp.
             9.875%, 11/01/11..................................            104,000
    275,000  Insight Midwest/Insight Capital
             10.500%, 11/01/10.................................            298,375
    600,000  Inter-American Devel Bank
             7.375%, 01/15/10..................................            668,478
    100,000  International Bank for Reconstruction and
             Development
             3.500%, 10/22/04..................................             98,905
    200,000  International Business Machines Corp. (IBM)
             6.500%, 01/15/28..................................            198,650
    200,000  International Business Machines Corp. (IBM)
             7.500%, 06/15/13..................................            226,028
    400,000  International Paper Co.
             8.000%, 07/08/03..................................            425,836
    250,000  Iron Mountain, Inc.
             8.750%, 09/30/09..................................            258,750
Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$   250,000  ISP Chemco, Inc., Series B
             10.250%, 07/01/11.................................  $         262,500
    300,000  J.P. Morgan Chase & Co.
             6.750%, 02/01/11#.................................            307,518
     75,000  John Deere Capital Corp.
             5.125%, 10/19/06..................................             73,536
    300,000  JP Morgan & Co., Inc.
             6.000%, 01/15/09..................................            298,224
  2,000,000  JP Morgan Co., Variable Rate
             6.902%, 02/15/12..................................          1,873,340
    400,000  Kellogg Co.
             6.600%, 04/01/11..................................            410,484
     20,000  Kerr-McGee Corp.
             5.875%, 09/15/06..................................             19,911
     20,000  Kerr-McGee Corp.
             6.875%, 09/15/11..................................             20,117
     20,000  Kerr-McGee Corp.
             7.875%, 09/15/31..................................             20,947
    250,000  Key Bank National Association Series B
             7.000%, 02/01/11..................................            259,808
    500,000  KeySpan Corp.
             7.625%, 11/15/10..................................            542,970
    400,000  KFW International Finance
             7.125%, 02/15/05..................................            428,804
    900,000  Korea Deposit Insurance Corp., 144A
             2.500%, 12/11/05#.................................            900,000
    300,000  Lehman Brothers Holdings, Inc.
             7.000%, 02/01/08..................................            314,130
    200,000  Leslie's Poolmart
             10.375%, 07/15/04.................................            183,500
    250,000  LIN Television Corp.
             8.000%, 01/15/08..................................            253,125
  1,190,000  Lockheed Martin Corp.
             8.500%, 12/01/29..................................          1,424,920

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / December 31,
  2001 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$   600,000  Loews Corp.
             7.625%, 06/01/23..................................  $         587,562
    150,000  Luscar Coal Ltd.
             9.750%, 10/15/11..................................            156,000
    100,000  Mail-Well, Inc.
             8.750%, 12/15/08..................................             78,500
    250,000  Mediacom Broadband LLC
             11.000%, 07/15/13.................................            275,625
    300,000  Merrill Lynch
             6.875%, 11/15/18..................................            300,858
    250,000  MGM Grand, Inc.
             9.750%, 06/01/07#.................................            261,875
    250,000  Midland Bank Plc
             6.950%, 03/15/11..................................            259,880
    150,000  Millennium America, Inc.
             9.250%, 06/15/08#.................................            152,556
    250,000  Mohegan Tribal Gaming Authority
             8.750%, 01/01/09..................................            261,250
    700,000  Morgan Stanley, Dean Witter & Co.
             6.100%, 04/15/06..................................            721,483
    500,000  Motorola, Inc.
             6.750%, 02/01/06#.................................            501,735
    200,000  Nationsbank Corp.
             6.800%, 03/15/28..................................            196,968
    320,000  News America, Inc.
             6.625%, 01/09/08..................................            320,653
     25,000  Nextel Communications, Inc.
             9.375%, 11/15/09#.................................             19,375
    750,000  Nextel Communications, Inc., Step Up
             0.000%, 10/31/07(a)...............................            531,563
    325,000  NEXTLINK Communications, Inc.
             10.750%, 06/01/09#................................             39,000
    250,000  Nextmedia Operating, Inc.
             10.750%, 07/01/11.................................            259,375
Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$ 2,000,000  Niagara Mohawk Power Corp.
             7.750%, 05/15/06..................................  $       2,162,641
  1,300,000  Niagara Mohawk Power Series G
             7.750%, 10/01/08..................................          1,391,979
    900,000  Niagara Mohawk Power Series H, Step Up
             0.000%, 07/01/10..................................            842,139
    300,000  Northrop Grumman Corp.
             7.750%, 02/15/31..................................            325,871
    250,000  Noveon, Inc.
             11.000%, 02/28/11.................................            263,750
    200,000  NRG Energy, Inc.
             7.500%, 06/15/07..................................            192,296
    425,000  NTL Communications Corp. Series B
             11.500%, 10/01/08#................................            137,063
     40,000  NTL, Inc.
             11.500%, 02/01/06.................................             12,800
     25,000  NTL, Inc.
             12.875%, 04/15/05.................................              7,875
    125,000  NTL, Inc., Series B
             10.000%, 02/15/07.................................             43,125
    250,000  Ocean Energy, Inc. Series B
             8.375%, 07/01/08..................................            261,505
    250,000  OM Group, Inc.
             9.250%, 12/15/11..................................            256,250
    250,000  Park Place Entertainment
             9.375%, 02/15/07..................................            261,875
    970,000  Pepsi Bottling Group, Inc. Series B
             7.000%, 03/01/29..................................          1,025,242
    100,000  Petco Animal Supplies, Inc.
             10.750%, 11/01/11.................................            102,500
    740,000  Philip Morris Co., Inc., 144A
             7.000%, 07/15/05..................................            778,354
    250,000  Plains Resources, Inc.
             10.250%, 03/15/06.................................            253,750

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / December 31,
  2001 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$   250,000  Playtex Products, Inc.
             9.375%, 06/01/11..................................  $         262,500
    500,000  PNC Funding Corp.
             5.750%, 08/01/06..................................            509,425
    150,000  Polymer Group, Inc.
             Series B
             8.750%, 03/01/08..................................             43,500
    100,000  PPL Energy Supply LLC
             6.400%, 11/01/11..................................             93,289
    600,000  Progress Energy, Inc.
             6.750%, 03/01/06..................................            623,580
  3,000,000  Providian Master Trust
             7.490%, 08/17/09..................................          3,108,750
  6,052,000  Prudential Mortgage Funding
             6.232%, 05/10/34..................................            213,787
    600,000  PSEG Power LLC
             7.750%, 04/15/11..................................            629,821
    150,000  Quebecor World, Inc.
             8.375%, 11/15/08..................................            152,580
  1,600,000  Qwest Capital Funding
             7.000%, 08/03/09..................................          1,556,320
    700,000  Qwest Capital Funding
             7.900%, 08/15/10..................................            713,062
    250,000  R.H. Donnelly, Inc.
             9.125%, 06/01/08..................................            259,063
    225,000  Radio One, Inc.
             8.875%, 07/01/11#.................................            233,438
    125,000  Radnor Holdings, Inc.
             10.000%, 12/01/03.................................             90,625
    400,000  Raytheon Co.
             6.750%, 08/15/07..................................            411,328
     25,000  Republic Services, Inc.
             6.750%, 08/15/11..................................             25,077
    225,000  Revlon Consumer Products
             8.125%, 02/01/06#.................................            154,125
    150,000  Rite Aid Corp., 144A
             6.125%, 12/15/08..................................            111,750
Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$   250,000  Riverwood International Corp.
             10.625%, 08/01/07.................................  $         263,750
  1,040,000  RJ Reynolds Tobacco Holding, Inc. Series B
             7.750%, 05/15/06..................................          1,084,470
  1,170,000  RJ Reynolds Tobacco Holding, Inc. Series B
             7.875%, 05/15/09..................................          1,183,724
  2,000,000  RJR Nabisco, Inc.
             6.850%, 06/15/05..................................          2,111,680
  1,850,000  Safeway, Inc.
             7.250%, 02/01/31..................................          1,932,714
    125,000  Saks, Inc.
             9.875%, 10/01/11..................................            117,500
    125,000  Sanwa Bank Ltd.
             7.400%, 06/15/11..................................            109,625
     50,000  Sara Lee Corp.
             6.250%, 09/15/11..................................             50,789
    300,000  SBA Communications Corp.
             10.250%, 02/01/09#................................            258,000
    200,000  Sears Roebuck Acceptance Corp.
             7.000%, 02/01/11..................................            203,314
    150,000  Sequa Corp.
             9.000%, 08/01/09..................................            141,750
    100,000  Simon Property Group LP
             6.625%, 06/15/03..................................            102,777
    100,000  Smithfield Foods, Inc.
             8.000%, 10/15/09..................................            103,500
     30,000  Southwest Air Co.
             5.496%, 11/01/06..................................             29,368
    250,000  Sovereign Bancorp, Inc.
             10.500%, 11/15/06.................................            270,000
    125,000  Spectrasite Holdings, Inc.
             10.750%, 03/15/10#................................             63,750
    200,000  Spectrasite Holdings, Inc. Series B, Step Up
             0.000%, 03/15/10..................................             49,000

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / December 31,
  2001 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$   250,000  Spectrasite Holdings, Inc., Step Up
             0.000%, 07/15/08..................................  $          92,500
    300,000  Sprint Capital Corp.
             5.875%, 05/01/04..................................            306,933
     50,000  Sprint Capital Corp.
             6.000%, 01/15/07..................................             49,697
    100,000  Sprint Capital Corp.
             6.875%, 11/15/28..................................             91,469
    250,000  Stone Energy Corp.
             8.250%, 12/15/11..................................            250,625
     30,000  Target Corp.
             5.400%, 10/01/08..................................             29,669
    200,000  Target Corp.
             5.500%, 04/01/07..................................            201,946
    950,000  TCI Communications, Inc.
             8.750%, 08/01/15..................................          1,090,363
  1,860,000  TCI Communications, Inc.
             9.650%, 03/31/27..................................          2,067,464
    800,000  Telecommunications, Inc.
             7.875%, 08/01/13..................................            862,024
     75,000  TeleCorp PCS, Inc.
             10.625%, 07/15/10.................................             85,688
    125,000  Tenet Healthcare Corp. Series B
             8.125%, 12/01/08..................................            133,986
    200,000  Tennessee Gas Pipeline Co.
             7.000%, 10/15/28..................................            179,766
    250,000  Terex Corp.
             10.375%, 04/01/11.................................            261,250
    200,000  Transocean Sedco Forex, Inc.
             6.625%, 04/15/11#.................................            196,574
    200,000  Transocean Sedco Forex, Inc.
             7.500%, 04/15/31..................................            197,054
    250,000  Triad Hospitals, Inc.
             Series B
             8.750%, 05/01/09..................................            261,250
Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$    50,000  Triton PCS, Inc.
             8.750%, 11/15/11..................................  $          50,000
     80,000  Triton PCS, Inc., Step Up
             0.000%, 05/01/08..................................             72,200
     20,000  Tyson Food, Inc., Class A 144A
             6.625%, 10/01/04..................................             20,449
     20,000  Tyson Food, Inc., Class A 144A
             7.250%, 10/01/06..................................             20,414
     20,000  Tyson Food, Inc., Class A 144A
             8.250%, 10/01/11..................................             21,039
     90,000  U.S. Bank NA
             6.375%, 08/01/11..................................             90,946
    370,000  UBS Preferred Funding Trust I
             8.622%, 10/29/49..................................            412,473
    600,000  Unilever Capital Corp.
             6.750%, 11/01/03..................................            636,918
    250,000  Unisys Corp.
             8.125%, 06/01/06..................................            251,250
    200,000  United Airlines, Inc.
             7.186%, 04/01/11..................................            180,520
    620,000  United International Holdings, Inc. Series B,
             Step Up
             10.750%, 02/15/08.................................            151,900
     50,000  United Tech Corp.
             4.875%, 11/01/06..................................             49,103
  3,220,988  US Airways, Inc.
             7.890%, 03/01/19..................................          3,230,297
  1,980,000  USA Waste
             7.000%, 07/15/28..................................          1,835,743
    600,000  Verizon Global Funding Corp.
             7.750%, 12/01/30..................................            665,484
     30,000  Verizon New England, Inc.
             6.500%, 09/15/11#.................................             30,555

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / December 31,
  2001 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$ 3,000,000  Viacom, Inc.
             6.625%, 05/15/11..................................  $       3,055,074
    125,000  Vicar Operating, Inc.
             9.875%, 12/01/09..................................            128,125
    300,000  Vodafone Group Plc
             6.650%, 05/01/08..................................            307,083
    300,000  Wachovia Corp.
             6.925%, 10/15/03..................................            317,865
  1,500,000  Wal-Mart Stores, Inc.
             7.550%, 02/15/30..................................          1,731,810
    900,000  Walmart Stores
             6.875%, 08/10/09#.................................            964,944
  3,000,000  Washington Mutual Finance
             6.875%, 05/15/11..................................          3,087,600
    200,000  Washington Mutual Financial Corp.
             6.250%, 05/15/06..................................            207,030
    250,000  Washington Mutual, Inc.
             6.875%, 06/15/11#.................................            255,980
    850,000  Waste Management, Inc.
             7.375%, 05/15/29..................................            817,326
    600,000  Wells Fargo & Co.
             5.900%, 05/21/06..................................            619,470
    125,000  Westport Resources Corp.
             8.250%, 11/01/11..................................            126,875
    150,000  Weyerhaeuser Co.
             5.950%, 11/01/08..................................            143,960
    500,000  Williams Co. (The)
             7.625%, 07/15/19..................................            494,275
  1,650,000  Williams Cos., Inc. (The)
             6.750%, 01/15/06..................................          1,633,781
    500,000  WorldCom, Inc.
             8.000%, 05/15/06..................................            536,800
    200,000  WorldCom, Inc.
             8.250%, 05/15/31..................................            210,886
    250,000  Xerox Capital Europe PLC
             5.750%, 05/15/02..................................            246,875
Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$   125,000  Young Broadcasting, Inc.
             8.500%, 12/15/08..................................  $         126,250
                                                                 -----------------
                                                                       122,642,091
                                                                 -----------------
Municipal Obligations -- 0.3%
  2,880,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/30(a)...............................            354,482
  3,150,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/27(a)...............................            484,835
  3,400,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/28(a)...............................            485,738
  2,880,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/29(a)...............................            381,902
                                                                 -----------------
                                                                         1,706,957
                                                                 -----------------
TOTAL U.S. CORPORATE OBLIGATIONS
  (Cost $125,749,015)..........................................        126,848,435
                                                                 -----------------

U.S. GOVERNMENT AND AGENCY
 OBLIGATIONS -- 67.9%
U.S. Government Agency Mortgage Backed Obligations -- 44.5%
  3,000,000  Federal Home Loan Mortgage Corp.
             4.750%, 03/15/03..................................          3,082,020
    500,000  Federal Home Loan Mortgage Corp.
             5.550%, 06/27/06..................................            507,500
    360,000  Federal Home Loan Mortgage Corp.
             5.875%, 03/21/11..................................            355,781
    600,000  Federal Home Loan Mortgage Corp.
             6.000%, 06/15/11..................................            609,750
    780,454  Federal Home Loan Mortgage Corp.
             6.000%, 07/01/16..................................            785,098
  5,000,498  Federal Home Loan Mortgage Corp.
             6.000%, 09/01/28..................................          4,918,240

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / December 31,
  2001 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$11,163,095  Federal Home Loan Mortgage Corp.
             6.500%, 09/01/27..................................  $      11,205,179
  7,954,494  Federal Home Loan Mortgage Corp.
             6.500%, 05/01/29..................................          7,987,664
  3,000,000  Federal Home Loan Mortgage Corp.
             6.875%, 09/15/10..................................          3,237,660
    396,506  Federal Home Loan Mortgage Corp.
             7.000%, 05/01/30..................................            404,773
    161,585  Federal Home Loan Mortgage Corp.
             7.000%, 11/01/30..................................            164,954
    187,736  Federal Home Loan Mortgage Corp.
             7.000%, 12/01/30..................................            191,650
     78,510  Federal Home Loan Mortgage Corp.
             7.000%, 02/01/31..................................             80,147
    752,198  Federal Home Loan Mortgage Corp.
             7.000%, 03/01/31..................................            767,881
    336,174  Federal Home Loan Mortgage Corp.
             7.000%, 04/01/31..................................            343,183
  5,153,339  Federal Home Loan Mortgage Corp.
             7.000%, 01/01/28..................................          5,262,436
  2,133,206  Federal Home Loan Mortgage Corp.
             7.000%, 04/01/29..................................          2,179,028
     94,007  Federal Home Loan Mortgage Corp.
             7.500%, 01/01/30..................................             97,146
    633,827  Federal Home Loan Mortgage Corp.
             7.500%, 05/01/30..................................            654,794
Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$   170,090  Federal Home Loan Mortgage Corp.
             7.500%, 06/01/30..................................  $         175,717
     12,614  Federal Home Loan Mortgage Corp.
             7.500%, 07/01/30..................................             13,031
  1,455,956  Federal Home Loan Mortgage Corp.
             7.500%, 09/01/30..................................          1,504,119
     49,884  Federal Home Loan Mortgage Corp.
             7.500%, 10/01/30..................................             51,534
    795,192  Federal Home Loan Mortgage Corp.
             7.500%, 11/01/30..................................            821,497
    534,809  Federal Home Loan Mortgage Corp.
             7.500%, 01/01/31..................................            552,501
     52,610  Federal Home Loan Mortgage Corp.
             7.500%, 02/01/31..................................             54,350
     26,728  Federal Home Loan Mortgage Corp.
             7.500%, 03/01/31..................................             27,613
    294,580  Federal Home Loan Mortgage Corp.
             7.500%, 04/01/31..................................            304,325
    711,399  Federal Home Loan Mortgage Corp.
             7.500%, 05/01/31..................................            734,933
  1,000,000  Federal Home Loan Mortgage Corp.
             7.500%, 09/01/29..................................          1,032,501
    333,561  Federal Home Loan Mortgage Corp.
             8.000%, 07/01/30..................................            349,919
    260,313  Federal Home Loan Mortgage Corp.
             8.000%, 08/01/30..................................            273,078

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / December 31,
  2001 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$ 3,092,709  Federal Home Loan Mortgage Corp.
             8.000%, 05/01/31..................................  $       3,244,376
  2,400,024  Federal Home Loan Mortgage Corp.
             8.000%, 07/01/25..................................          2,552,689
 15,000,000  Federal Home Loan Mortgage Corp., TBA
             6.000%, 01/01/17..................................         15,037,500
 11,000,000  Federal National Mortgage Association
             3.500%, 09/15/04#.................................         10,898,580
 12,000,000  Federal National Mortgage Association
             4.375%, 10/15/06#.................................         11,754,360
    750,000  Federal National Mortgage Association
             5.500%, 02/12/04..................................            753,045
    110,000  Federal National Mortgage Association
             5.750%, 02/15/08..................................            113,145
  2,914,644  Federal National Mortgage Association
             6.000%, 03/01/31..................................          2,853,932
 12,521,571  Federal National Mortgage Association
             6.000%, 05/01/31..................................         12,260,746
  1,241,113  Federal National Mortgage Association
             6.000%, 05/01/16..................................          1,248,498
    371,320  Federal National Mortgage Association
             6.000%, 06/01/16..................................            373,530
  1,463,337  Federal National Mortgage Association
             6.000%, 07/01/16..................................          1,472,043
    413,295  Federal National Mortgage Association
             6.000%, 10/01/27..................................            406,757
Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$ 6,180,181  Federal National Mortgage Association
             6.000%, 09/01/29..................................  $       6,074,685
  3,000,000  Federal National Mortgage Association
             6.250%, 02/01/11..................................          3,047,340
  4,200,000  Federal National Mortgage Association
             6.500%, 08/15/04..................................          4,474,974
    500,000  Federal National Mortgage Association
             6.500%, 04/29/09..................................            499,685
  2,615,784  Federal National Mortgage Association
             6.500%, 05/01/16..................................          2,671,056
  2,183,903  Federal National Mortgage Association
             6.500%, 06/01/16..................................          2,230,049
  7,057,093  Federal National Mortgage Association
             6.500%, 03/01/28..................................          7,069,563
  4,835,245  Federal National Mortgage Association
             6.500%, 06/01/29..................................          4,850,428
  6,569,290  Federal National Mortgage Association
             7.000%, 10/01/30..................................          6,700,151
  4,661,532  Federal National Mortgage Association
             7.000%, 03/01/28..................................          4,757,280
    456,231  Federal National Mortgage Association
             7.000%, 04/01/28..................................            465,602
  1,800,000  Federal National Mortgage Association
             7.250%, 05/15/30..................................          2,027,808
  6,702,247  Federal National Mortgage Association
             7.500%, 03/01/31..................................          6,920,405

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / December 31,
  2001 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$ 1,644,320  Federal National Mortgage Association
             7.500%, 10/01/15..................................  $       1,723,396
    127,154  Federal National Mortgage Association
             8.500%, 12/01/26..................................            136,051
    319,322  Federal National Mortgage Association
             8.500%, 07/01/27..................................            339,870
 11,000,000  Federal National Mortgage Association, TBA
             6.000%, 01/01/32..................................         10,755,910
 24,000,000  Federal National Mortgage Association, TBA
             7.000%, 01/01/32..................................         24,450,000
  2,000,000  Federal National Mortgage Association, TBA
             7.500%, 01/01/32..................................          2,063,760
    992,129  Government National Mortgage Association
             6.000%, 06/15/31..................................            974,767
  9,300,000  Government National Mortgage Association
             6.000%, 01/01/32..................................          9,128,508
  6,980,000  Government National Mortgage Association
             6.500%, 01/01/31..................................          7,004,011
    993,998  Government National Mortgage Association
             6.500%, 06/15/31..................................            999,763
  1,993,615  Government National Mortgage Association
             6.500%, 08/15/28..................................          2,005,178
    280,948  Government National Mortgage Association
             6.500%, 09/15/28..................................            282,578
     31,378  Government National Mortgage Association
             7.000%, 01/15/23..................................             32,319
Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$ 3,077,659  Government National Mortgage Association
             7.000%, 04/15/23..................................  $       3,169,958
     32,546  Government National Mortgage Association
             7.000%, 05/15/23..................................             33,522
    418,716  Government National Mortgage Association
             7.000%, 07/15/23..................................            431,273
    463,650  Government National Mortgage Association
             7.000%, 08/15/23..................................            477,555
    265,151  Government National Mortgage Association
             7.000%, 07/15/28..................................            271,448
  2,434,156  Government National Mortgage Association
             7.000%, 04/15/29..................................          2,491,189
    260,673  Government National Mortgage Association
             7.500%, 10/15/22..................................            271,968
     68,967  Government National Mortgage Association
             7.500%, 01/15/23..................................             71,955
    444,435  Government National Mortgage Association
             7.500%, 04/15/23..................................            463,692
     27,694  Government National Mortgage Association
             7.500%, 05/15/23..................................             28,894
    299,283  Government National Mortgage Association
             7.500%, 06/15/23..................................            312,250
    125,859  Government National Mortgage Association
             7.500%, 07/15/23..................................            131,312
    463,340  Government National Mortgage Association
             7.500%, 08/15/23..................................            483,417

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / December 31,
  2001 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$   472,304  Government National Mortgage Association
             7.500%, 10/15/23..................................  $         492,769
     58,528  Government National Mortgage Association
             7.500%, 11/15/23..................................             61,064
    256,012  Government National Mortgage Association
             7.500%, 12/15/27..................................            265,825
    447,920  Government National Mortgage Association
             7.500%, 07/15/28..................................            464,949
     46,433  Government National Mortgage Association
             7.500%, 10/15/28..................................             48,155
    418,866  Government National Mortgage Association
             7.500%, 03/15/29..................................            434,922
    734,043  Government National Mortgage Association
             7.500%, 09/15/29..................................            760,798
    323,300  Government National Mortgage Association
             8.000%, 06/15/30..................................            338,747
    711,343  Government National Mortgage Association
             8.000%, 07/15/30..................................            745,331
    362,794  Government National Mortgage Association
             8.000%, 10/15/29..................................            380,245
    191,404  Government National Mortgage Association
             9.500%, 09/15/30..................................            196,703
                                                                 -----------------
                                                                       236,212,281
                                                                 -----------------
U.S. Government Agency Obligations -- 2.6%
  7,040,000  Federal Home Loan Mortgage Corp.
             5.250%, 01/15/06..................................          7,191,782
Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$ 3,000,000  Federal Home Loan Mortgage Corp.
             6.783%, 08/18/05..................................  $       3,228,750
    800,000  FICO STRIP
             0.000%, 11/30/17(a)...............................            281,752
  3,220,000  Nomura Assets Securities Corp.
             6.590%, 03/17/28..................................          3,356,322
                                                                 -----------------
                                                                        14,058,606
                                                                 -----------------
U.S. Treasury Bonds -- 4.9%
  2,170,000
             5.250%, 02/15/29..................................          2,031,663
  5,835,000
             5.375%, 02/15/31#.................................          5,750,217
  3,900,000
             6.250%, 05/15/30..................................          4,220,541
  1,200,000
             6.250%, 08/15/23..................................          1,269,564
  3,400,000
             7.250%, 05/15/16#.................................          3,930,706
  1,500,000
             7.250%, 08/15/22..................................          1,765,080
  1,330,000
             8.000%, 11/15/21..................................          1,683,700
  3,100,000
             8.125%, 08/15/19#.................................          3,914,246
  1,772,195
             3.375%, 04/15/32++................................          1,747,278
                                                                 -----------------
                                                                        26,312,995
                                                                 -----------------
U.S. Treasury Notes -- 15.6%
  9,801,299
             3.625%, 04/15/28++(b).............................          9,994,287
  6,000,000
             2.750%, 10/31/03#.................................          5,986,860
  1,000,000
             3.500%, 11/15/06#.................................            963,750
  5,426,921
             3.875%, 04/15/29++................................          5,779,671
    530,000
             4.625%, 05/15/06#.................................            537,203
  5,500,000
             5.000%, 02/15/11#.................................          5,484,963
 13,305,000
             5.000%, 08/15/11#.................................         13,263,355
  4,500,000
             5.500%, 02/15/08#.................................          4,693,365
  4,850,000
             5.750%, 11/15/05#.................................          5,125,276
  4,310,000
             6.000%, 08/15/04#.................................          4,573,988
    640,000
             6.125%, 08/15/07..................................            688,000
  3,300,000
             6.250%, 02/15/03..................................          3,445,926

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / December 31,
  2001 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$ 5,000,000  6.500%, 02/15/10#.................................  $       5,488,300
 15,000,000  7.000%, 07/15/06#.................................         16,624,230
                                                                 -----------------
                                                                        82,649,174
                                                                 -----------------
U.S. Treasury Principal Strip -- 0.3%
  4,420,000
             0.000%, 11/15/21(a)...............................          1,356,454
    770,000
             0.000%, 11/15/27(a)...............................            171,109
                                                                 -----------------
                                                                         1,527,563
                                                                 -----------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $358,715,273)..........................................        360,760,619
                                                                 -----------------
Shares
------
COMMON STOCKS -- 0.0%
Computers & Information -- 0.0%
        880  Globix Corp.......................................                129
                                                                 -----------------
TOTAL COMMON STOCKS
  (Cost $3,087)................................................                129
                                                                 -----------------

PREFERRED STOCKS -- 0.0%
        360  Earthwatch, Inc. CVT, 144A*.......................                270
                                                                 -----------------
TOTAL PREFERRED STOCKS
  (Cost $0)....................................................                270
                                                                 -----------------
Principal
Amount
---------
PURCHASED OPTIONS -- 0.0%
     32,500  Euro, Expires 12/16/02, Strike 95
             0.000%,...........................................             48,587
Principal
Amount                                                                 Value
----------------------------------------------------------------------------------
$    47,500  Euro, Expires 3/18/02, Strike 96.75
             0.000%,...........................................  $          60,563
                                                                 -----------------
TOTAL PURCHASED OPTIONS
  (Cost $87,160)...............................................            109,150
                                                                 -----------------

SHORT-TERM INVESTMENTS -- 17.2%
Cash Equivalents -- 17.0%
  7,276,122  Bayerische Hypovereinsbank
             1.920%, 02/05/02(c)...............................          7,276,122
  7,276,122  BNP Paribas SA
             1.840%, 01/09/02(c)...............................          7,276,122
  5,441,754  Fleet National Bank
             1.950%, 04/30/02(c)...............................          5,441,754
  2,425,373  Merrill Lynch
             1.640%, 11/26/02(c)...............................          2,425,373
 16,977,621  Merrill Lynch
             1.920%, 01/02/02(c)...............................         16,977,621
 22,653,741  Merrimac Cash Fund Premium Class
             0.000%,(c)........................................         22,653,741
  4,850,748  Morgan Stanley Dean Witter
             1.610%, 05/09/02(c)...............................          4,850,748
 18,477,618  Royal Bank of Canada
             1.690%, 01/07/02(c)...............................         18,477,618
  4,850,748  U.S. Bank
             1.590%, 11/06/02(c)...............................          4,850,748
                                                                 -----------------
                                                                        90,229,847
                                                                 -----------------

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / December 31,
  2001 (continued)

Principal
Amount                                                                 Value
----------------------------------------------------------------------------------

U.S. Government Agency Obligations -- 0.2%
$   900,000  Federal National Mortgage Association
             3.430%, 02/21/02(d)...............................  $         895,627
                                                                 -----------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $91,125,474)...........................................         91,125,474
                                                                 -----------------
TOTAL INVESTMENTS -- 113.7%
  (Cost $600,259,527)..........................................        603,758,113
                                                                 -----------------
Other assets in excess of liabilities -- (13.7)%                      (72,556,439)
                                                                 -----------------
TOTAL NET ASSETS -- 100.0%                                       $     531,201,674
                                                                 =================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

144A -- Securities restricted for resale to Qualified Institutional Buyers
CVT -- Convertible Security
REMIC -- Real Estate Mortgage Investment Conduit
Step Up -- Security is a "step up" bond where the coupon increases or "steps up"
  on predetermined date(s).
TBA -- Delayed Delivery Transaction (Note 9)
Variable Rate -- The rates shown on variable rate securities reflect the currency interest rate at December 31, 2001, which are subject to change based on the terms of the security, including varying reset dates.
Yankee-Dollar -- U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.
#    -- All or a portion of security out on loan.
++   -- Inflation Indexed
*    -- Non-income producing security.
(a)  -- Security is a zero coupon bond.
(b) -- All or a portion of these securities have been segregated to cover delayed delivery transactions.
(c)  -- Represents investments of security lending collateral
     (Note 2).
(d) -- Security has been pledged to cover collateral requirements for open futures.

    The accompanying notes are an integral part of the financial statements.

 Notes to Financial Statements
  CitiStreet Funds, Inc. (formerly American Odyssey Funds, Inc.) / December 31, 2001

NOTE 1. ORGANIZATION
CitiStreet Funds, Inc., (the "Company") (formerly American Odyssey Funds, Inc.), was organized as a Maryland corporation in December 1992. It is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. It consists of four separate funds (each a "Fund", collectively the "Funds"): CitiStreet International Stock Fund (formerly American Odyssey International Equity Fund) ("International Stock Fund"), CitiStreet Small Company Stock Fund (formerly American Odyssey Emerging Opportunities Fund) ("Small Company Stock Fund"), CitiStreet Large Company Stock Fund (formerly American Odyssey Core Equity Fund) ("Large Company Stock Fund") and CitiStreet Diversified Bond Fund (formerly American Odyssey Long-Term Bond
Fund) ("Diversified Bond Fund"). Shares of the Funds are offered only to life insurance company separate accounts to serve as the underlying investment vehicle for variable annuity and variable life insurance contracts; qualified retirement plans, including Section 403(b) arrangements, as permitted by Treasury regulations; and insurance companies and their affiliates.

Effective April 27, 2001, American Odyssey Global High-Yield Bond Fund ("Global High-Yield Bond Fund") and American Odyssey Intermediate-Term Bond Fund ("Intermediate-Term Bond Fund") were merged into American Odyssey Long-Term Bond Fund ("Long-Term Bond Fund"). Long-Term Bond Fund was the surviving entity of the merger, and it was renamed CitiStreet Diversified Bond Fund. As part of the merger, shares of Diversified Bond Fund were issued in exchange for the shares of Global High-Yield Bond Fund and Intermediate-Term Bond Fund. Financial information prior to April 27, 2001 for Diversified Bond Fund is that of Long-Term Bond Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A) SECURITIES VALUATION
Securities traded on a national exchange and those traded on over-the-counter markets are valued at the last sales price; if there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair market value, at which time the security will be valued at its fair value as determined in good faith by the Board of Directors.

Futures contracts and options are valued based upon their quoted daily settlement prices.

B) FINANCIAL INSTRUMENTS
The Funds may utilize futures contracts, options, and forward foreign currency contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values and for investment purposes. The primary risks associated with the use of these financial instruments are
(a) an imperfect correlation between the change in market value of the other securities held by the Funds and the change in market value of these financial instruments, (b) the possibility of an illiquid market, and (c) the non-performance of the counterparties under the terms of the contract. As a result, the use of these financial instruments may involve, to a varying degree, risk of loss in excess of the amounts recognized in the statements of assets and liabilities.

C) FUTURES CONTRACTS
Initial margin deposits made upon entering into futures contracts, if applicable, are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the value of the contract at the end of each day's trading. Changes in unrealized gains or losses are recorded as a variation margin and settled daily with the broker through cash receipts or cash payments, respectively. Gains and losses are realized upon the expiration or closing of the futures contract.

D) OPTIONS
The premium paid by a Fund for the purchase of a call or put option is included in the Fund's statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option purchased. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss for the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received by a Fund for a written option is recorded as a liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund is obligated to purchase.

E) FORWARD FOREIGN CURRENCY CONTRACTS
The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. The Diversified Bond Fund may enter into forward foreign currency contracts for investment purposes as well. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.

F) REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The Funds will not enter into repurchase agreements unless the agreement is fully collateralized. Securities purchased subject to the repurchase agreement are deposited with the custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value at least equal to the repurchase price plus accrued interest. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the seller is required to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

G) CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when accrued.

The Fund does not isolate that portion of currency gains and losses resulting from changes in foreign exchange rates on investments denominated in foreign currencies from the fluctuations arising from changes in market prices of these investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of foreign short-term securities and foreign currencies, including forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference in the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, from the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities denominated in foreign currencies other than investments in securities at fiscal year end, resulting from changes in the exchange rate and changes in the value of forward foreign currency exchange contracts held.

H) TAXES
It is the Company's policy to comply with the provisions of the Internal Revenue Code Subchapter M applicable to a regulated investment company. Under such provisions, the Company will not be subject to federal income tax as the Company intends to distribute as dividends substantially all of the net investment income, if any, of each Fund. The Company also intends to distribute annually all of its net realized capital gains of each Fund. Such dividends and distributions are automatically reinvested in additional shares of the Funds.

I) DISTRIBUTIONS
Dividends from net investment income and capital gains distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. As a result, dividends and distributions differ from net investment income and net realized capital gains due to timing differences, primarily the deferral of losses due to wash sales and the deferral of net realized capital losses recognized subsequent to October 31, 2001. Distributions which were the result of permanent differences between book and tax amounts, primarily due to the differing treatment of foreign currency transactions and the inability to carry net operating losses forward to future years, have been reclassified among additional paid-in capital, undistributed net investment income and accumulated net realized gains.

J) SECURITIES TRANSACTIONS
Investment transactions are accounted for no later than the day following trade date. Realized gains and losses are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily as earned.

K) SECURITIES LENDING
The Funds may lend their securities to qualified brokers. The Company and the Board of Directors closely monitor the credit quality of the qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan including accrued income. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds receive compensation for lending their securities (see Note 10).

L) CHANGE IN ACCOUNTING POLICY
Effective January 1, 2001, the Funds adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which required the Diversified Bond Fund to begin amortizing premiums and discounts on debt securities using the daily, effective yield method. Prior to January 1, 2001, the Fund did not amortize premiums, and certain discounts were amortized using the straight-line method. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in the following reclassification of the components of net assets as of January 1, 2001, based on securities held by the Fund as of that date:

                                          Net Unrealized     Accumulated
                                           Appreciation/   Net Investment
Fund                                      (Depreciation)       Income
----                                      ---------------  ---------------
Diversified Bond Fund...................    $1,214,324       $(1,214,324)

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $346,303, decrease net unrealized appreciation by $1,176,636 and increase net realized gain/loss by $1,522,939, for Diversified Bond Fund. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

NOTE 3. MANAGEMENT, SUBADVISORY, AND TRANSFER AGENCY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
The Company has entered into a management agreement with CitiStreet Funds Management LLC ("CFM"), pursuant to which CFM manages the investment operations of the Company and administers the Company's affairs. CFM has entered into subadvisory agreements for investment advisory services in connection with the management of each of the Funds. CFM supervises the subadvisors' performance of advisory services and will make recommendations to the Company's Board of Directors with respect to the retention or renewal of the subadvisory agreements. CFM pays for the cost of compensating officers of the Company, occupancy, and certain clerical and accounting costs of the Company. The Company bears all other costs and expenses. Each Fund pays CFM a fee for its services that is computed daily and paid monthly at an annual rate of 0.25% of the Fund's average net assets. Each Fund pays its respective subadvisor(s) directly.

CFM's management fees for the year ended December 31, 2001 were $3,816,238. During the year ended December 31, 2001, the Funds also paid $4,698,058 to the Subadvisors.

Each Fund pays its subadvisor a fee that is computed daily and paid monthly at the annual rates specified below based upon the value of the Fund's average daily net assets allocated to that subadvisor.

FUND & SUBADVISOR                                                    SUBADVISOR'S FEE
--------------------------------------------------  --------------------------------------------------
International Stock Fund
-Bank of Ireland Asset Management (U.S.) Limited    -   0.45% for first $50 million in assets, plus
                                                    -   0.40% for next $50 million in assets, plus
                                                    -   0.30% for assets over $100 million

-Smith Barney Fund Management LLC (began 6/5/01)    -   0.55% for first $50 million in assets, plus
                                                    -   0.50% for next $50 million in assets, plus
                                                    -   0.45% for assets over $100 million

-SSgA Funds Management, Inc. (began 6/5/01)         -   0.55% for first $50 million in assets, plus
                                                    -   0.50% for next $50 million in assets, plus
                                                    -   0.45% for assets over $100 million

Small Company Stock Fund
-Chartwell Investment Partners (thru 4/30/01)       -   0.70% for the first $50 million in assets, plus
                                                    -   0.50% for the next $50 million in assets, plus
                                                    -   0.45% for assets over $100 million

-SG Cowen Asset Management Inc.                     -   0.50% for the first $50 million in assets, plus
                                                    -   0.45% for the next $50 million in assets, plus
                                                    -   0.40% for assets over $100 million

-Salomon Brothers Asset Management Inc. (began
  5/15/01)                                          -   0.50% of assets

-SSgA Funds Management, Inc.                        -   0.08% for the first $50 million in assets, plus
                                                    -   0.06% for the next $50 million in assets, plus
                                                    -   0.04% for assets over $100 million

Large Company Stock Fund
-Putnam Investment Management Inc.                  -   0.45% of assets

-SSgA Funds Management, Inc.                        -   0.05% for the first $50 million in assets, plus
                                                    -   0.04% for the next $50 million in assets, plus
                                                    -   0.02% for assets over $100 million

-Wellington Management Company LLP                  -   0.45% of assets

Diversified Bond Fund
-Salomon Brothers Asset Management Inc. (began
  5/29/01)                                          -   0.35% for first $50 million in assets, plus
                                                    -   0.30% for next $50 million in assets, plus
                                                    -   0.25% for assets over $100 million

-SSgA Funds Management, Inc. (began 5/31/01)        -   0.05% in assets

-Western Asset Management Company                   -   0.25% for first $250 million in assets, plus
                                                    -   0.15% for assets over $250 million

The Company has entered into a transfer agency agreement with CFM pursuant to which CFM is responsible for shareholders, record keeping and communications. CFM does not currently charge any additional fees for these services.

SSgA Funds Management, Inc., an affiliate of CFM, serves as subadvisor for International Stock Fund, Small Company Stock Fund, Large Company Stock Fund and Diversified Bond Fund. Smith Barney Fund Management LLC, an affiliate of CFM, serves as subadvisor for International Stock Fund. Saloman Brothers Asset Management Inc., an affiliate of CFM, serves as subadvisor for Small Company Stock Fund and Diversified Bond Fund.

NOTE 4. DIRECTED BROKERAGE ARRANGEMENTS
The International Stock Fund, Small Company Stock Fund and Large Company Stock Fund have entered into directed brokerage service arrangements with certain broker-dealers. The broker-dealers have agreed to pay certain Fund expenses in exchange for the Fund directing a portion of the fund brokerage to these broker-dealers. In no event would the Fund pay additional brokerage or receive inferior execution of transactions for executing transactions with these certain broker dealers.

Under these arrangements for the year ended December 31, 2001, broker-dealers paid custodian expenses for the International Stock Fund, the Small Company Stock Fund and the Large Company Stock Fund of $27,697, $112,627 and $44,086, respectively.

NOTE 5. SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales of investment securities (excluding short-term investments and repurchase agreements), for the year ended December 31, 2001 were:

                                International  Small Company  Large Company   Diversified
                                 Stock Fund     Stock Fund     Stock Fund      Bond Fund
                                -------------  -------------  -------------  --------------
Purchases:
  U.S. Government.............  $         --   $         --   $         --   $1,333,741,861
  Non-U.S. Government.........   308,971,238    270,254,408    404,935,791      189,235,301
                                ------------   ------------   ------------   --------------
  Total.......................  $308,971,238   $270,254,408   $404,935,791   $1,522,977,162
                                ============   ============   ============   ==============
Sales:
  U.S. Government.............  $         --   $         --   $         --   $1,199,385,591
  Non-U.S. Government.........   209,766,684    375,438,333    301,285,380      331,490,929
                                ------------   ------------   ------------   --------------
  Total.......................  $209,766,684   $375,438,333   $301,285,380   $1,530,876,520
                                ============   ============   ============   ==============

At December 31, 2001, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund was as follows:

                                International  Small Company  Large Company  Diversified
                                 Stock Fund     Stock Fund     Stock Fund     Bond Fund
                                -------------  -------------  -------------  ------------
Federal Income Tax Cost.......  $406,096,536   $290,325,219   $543,249,283   $600,663,808
                                ============   ============   ============   ============
Gross Unrealized
  Appreciation................  $  7,946,833   $ 33,706,177   $ 18,323,230   $  7,622,595
Gross Unrealized
  Depreciation................   (49,260,003)   (24,571,942)   (60,715,486)    (4,528,290)
                                ------------   ------------   ------------   ------------
Net Unrealized Appreciation
  (Depreciation)..............  $(41,313,170)  $  9,134,235   $(42,392,256)  $  3,094,305
                                ============   ============   ============   ============

NOTE 6. FUTURES CONTRACTS
At December 31, 2001, the following Funds had entered into the following futures contracts:

SMALL COMPANY STOCK FUND:

   Number                         Underlying          Expiration   Notional    Notional    Unrealized
of Contracts   Face Value         Securities             Date        Cost       Value     Appreciation
------------   ----------  -------------------------  ----------  ----------  ----------  ------------
Long Position
-------------
      3         $ 1,500    Midcap 400                  03/15/02   $  734,940  $  763,650    $28,710
     20          10,000    Russell 2000                03/14/02    4,845,711   4,893,000     47,289
                                                                                            -------
                           Total:                                                           $75,999
                                                                                            =======

LARGE COMPANY STOCK FUND:

   Number                         Underlying          Expiration   Notional    Notional    Unrealized
of Contracts   Face Value         Securities             Date        Cost       Value     Appreciation
------------   ----------  -------------------------  ----------  ----------  ----------  ------------
Long Position
-------------
     14          $3,500    S & P Future                03/31/02   $3,960,624  $4,022,200    $61,576
                                                                                            =======

DIVERSIFIED BOND FUND:

                                                                                                Unrealized
   Number                             Underlying          Expiration   Notional    Notional   Appreciation/
of Contracts     Face Value           Securities             Date        Cost       Value     (Depreciation)
------------   --------------  -------------------------  ----------  ----------  ----------  --------------
Long Position
-------------
                               10 Year U.S. Government
     77          $7,700,000    Agency Bond                 03/28/02   $7,851,853  $7,738,500    $(113,353)
                               10 Year U.S. Treasury
     63           6,300,000    Note                        03/28/02    6,585,042   6,623,859       38,817
                               U.S. Long-Term Treasury
      7             700,000    Bond                        03/28/02      708,004     710,719        2,715
                                                                                                ---------
                               Total:                                                           $ (71,821)
                                                                                                =========

At December 31, 2001, the Funds had segregated sufficient cash and/or securities to cover margin requirements on open future contracts.

NOTE 7. WRITTEN OPTIONS
The Diversified Bond Fund's activity in written options during the year ended December 31, 2001 was as follows:

                                          Number of
                                           Options    Premiums
                                          ---------  ----------
Options Outstanding at December 31,
  2000..................................       270   $  195,791
  Options Written.......................     1,342      882,940
  Options Canceled in Closing
    Transactions........................    (1,329)    (931,611)
  Options Expired.......................      (240)    (105,897)
                                           -------   ----------
Options Outstanding at December 31,
  2001..................................        43   $   41,223
                                           =======   ==========
Cost of closing transactions............             $1,041,220
                                                     ==========

NOTE 8. FORWARD FOREIGN CURRENCY CONTRACTS
The International Stock Fund and the Diversified Bond Fund had forward foreign currency contracts which contractually obligate the Funds to deliver or receive currencies at specified future dates. The following contracts were open at December 31, 2001:

International Stock Fund:

                              Local       Foreign                                 Unrealized
                            Principal     Contract    Settlement    Current     Appreciation/
Buys                         Amount     U.S. $ Value     Date     U.S. $ Value  (Depreciation)
----                       -----------  ------------  ----------  ------------  --------------
British Pound Sterling...      568,000   $  824,168    01/03/02    $  826,667      $  2,499
Japanese Yen.............  116,092,000      912,745    02/19/02       884,084       (28,661)
                           -----------   ----------                ----------      --------
Total Buys...............  116,660,000   $1,736,913                $1,710,751      $(26,162)
                           ===========   ==========                ==========      ========

                              Local       Foreign
                            Principal     Contract    Settlement     Current      Unrealized
Sales                        Amount     U.S. $ Value     Date      U.S. $ Value  Appreciation
-----                      -----------  ------------  -----------  ------------  ------------
Japanese Yen.............  115,716,000   $  945,006    01/10/02     $  882,026     $ 62,980
Japanese Yen.............  142,911,000    1,153,960    01/28/02      1,087,327       66,633
Japanese Yen.............   73,987,000      588,076    02/13/02        563,250       24,826
                           -----------   ----------                 ----------     --------
Total Sales..............  332,614,000   $2,687,042                 $2,532,603     $154,439
                           ===========   ==========                 ==========     ========

NOTE 9. DELAYED DELIVERY TRANSACTIONS:
The Diversified Bond Fund may purchase and sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the net amount of the purchase commitments.

At December 31, 2001, the Fund has entered into the following delayed delivery transactions:

Type               Security                Settlement Date  Payable Amount
----  -----------------------------------  ---------------  --------------
      Federal Home Loan Mortgage Company,
Buy   TBA, 6%                                    1/17/02     $15,115,000
      Federal National Mortgage
Buy   Association, TBA, 6%                       1/14/02      10,717,896
      Federal National Mortgage
Buy   Association, TBA, 7%                       1/14/02      24,447,228
      Federal National Mortgage
Buy   Association, TBA, 7.5%                     1/14/02       2,069,166
      Government National Mortgage
Buy   Association, TBA, 6%                       1/24/02       9,010,625
      Government National Mortgage
Buy   Association, TBA, 6.5%                     1/24/02       6,942,369
                                                             -----------
                                                             $68,302,284
                                                             ===========

NOTE 10. SECURITY LENDING:

                                      Market Value of                       Securities
                                     Loaned Securities  Collateral Value  Lending Fees *
                                     -----------------  ----------------  --------------
International Stock Fund...........     $14,720,471       $15,394,589        $ 72,896
Small Company Stock Fund...........      38,086,477        39,853,073         137,267
Large Company Stock Fund...........      39,165,721        40,534,717          72,571
Diversified Bond Fund..............      88,232,473        90,229,847         141,328

* Net of broker fees

Securities lending fees are included in interest income in the Statements of Operations.

NOTE 11. FEDERAL INCOME TAXES:
For federal income tax purposes, the Funds indicated below have a capital loss carryforward as of December 31, 2001 which is available to offset future capital gains, if any.

                                          Capital Loss  Expiration
                                          Carryforward     Date
                                          ------------  ----------
Large Company Stock Fund................   63,579,521   12/31/2009
                                          ============
Diversified Bond Fund...................    7,202,310   12/31/2007
                                           14,862,665   12/31/2009
                                          ------------
                                           22,064,975
                                          ============

The International Stock Fund and the Large Company Stock Fund elected to defer to their fiscal year ending December 31, 2002, $4,791,206 and $76,051 of losses, respectively, recognized during the period November 1, 2001 to December 31, 2001.

NOTE 12. FUND SUBSTITUTIONS:
On April 27, 2001, Diversified Bond Fund (formerly Long-Term Bond Fund) shares were substituted for all of the shares of Global High-Yield Bond Fund and Intermediate-Term Bond Fund. The substitutions were accomplished by tax-free exchanges of 23,191,946 shares of Diversified Bond Fund for the 12,691,563 shares of Global High-Yield Bond Fund and 15,489,731 shares of Intermediate-Term Bond Fund. Global High-Yield Bond Fund's net assets of $100,769,316 and Intermediate-Term Bond Fund's net assets of $154,110,173, including $17,381,165 and $996,303, respectively, of unrealized depreciation, were combined with Diversified Bond Fund for total net assets after the substitutions of $541,534,612.

 Report of Independent Accountants
  CitiStreet Funds, Inc. (formerly American Odyssey Funds, Inc.) / December 31, 2001

To the Board of Directors and Shareholders
CitiStreet Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of International Stock Fund, Small Company Stock Fund, Large Company Stock Fund and Diversified Bond Fund, portfolios of CitiStreet Funds, Inc. (the Company, formerly American Odyssey Funds, Inc.), as of December 31, 2001, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Stock Fund, Small Company Stock Fund, Large Company Stock Fund and Diversified Bond Fund, as of December 31, 2001, and the results of their operations, changes in their net assets and financial highlights for the years described above in conformity with auditing standards generally accepted in the United States of America.

                                                    /s/ KPMG LLP

Boston, Massachusetts
February 8, 2002

FOREIGN TAX CREDIT FOOTNOTE (UNAUDITED)
For the year ended December 31, 2001, the Citistreet International Stock Fund elected, pursuant to Section 853 of the Internal Revenue Code, to pass through foreign taxes to their shareholders. Gross foreign source income and foreign taxes passed through with respect to this election are $5,059,014 and $512,138, respectively.

TAX CHARACTER OF DISTRIBUTIONS (UNAUDITED)
The tax character of distributions paid during 2001 was as follows:

                                International  Small Company  Large Company  Diversified
                                 Stock Fund     Stock Fund     Stock Fund     Bond Fund
                                -------------  -------------  -------------  -----------
Distributions paid from:
  Ordinary income.............   $11,786,947    $67,971,032    $ 3,835,468   $19,070,292
  Long-term capital gain......    54,222,693     27,337,043     27,071,415            --
                                 -----------    -----------    -----------   -----------
                                 $66,009,640    $95,308,075    $30,906,883   $19,070,292
                                 ===========    ===========    ===========   ===========

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                                International  Small Company  Large Company  Diversified
                                 Stock Fund     Stock Fund     Stock Fund     Bond Fund
                                -------------  -------------  -------------  ------------
Undistributed ordinary
  income......................  $  2,140,595    $ 1,311,986   $  2,932,004   $ 24,176,946
Undistributed long-term gain
  (loss)......................    11,648,362      1,206,328    (63,579,521)   (22,064,975)
Unrealized appreciation
  (depreciation)..............   (46,078,372)     9,134,242    (42,468,304)     3,076,836
                                ------------    -----------   -------------  ------------
                                $(32,289,415)   $11,652,556   $(103,115,821) $  5,188,807
                                ============    ===========   =============  ============

DIRECTORS AND OFFICERS (UNAUDITED)
The following table lists the Company's directors and officers; their address and age; their position with the Company; the length of time holding that position with the Company; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Company's Statement of Additional Information includes additional information about the Company's directors and is available, without charge, upon request by writing CitiStreet Funds at Two Tower Center, East Brunswick, NJ 08816 or calling toll free 1-800-242-7884.

                              Interested Directors


                                                   Term of                                      Number of
                                                 Office and                                   Portfolios in          Other
                              Position(s)         Length of                                   Fund Complex       Directorships
                               Held with            Time          Principal Occupation(s)      Overseen by          Held by
 Name, Address, and Age          Fund             Served**          During Past 5 Years         Director           Director
-------------------------  -----------------  -----------------  -------------------------  -----------------  -----------------
Robert C. Dughi*           Chairman of the         8 years       Chairman of the Board and        Four               None
Two Tower Center           Board                                 Chief Executive Officer,
East Brunswick, NJ 08816                                         CitiStreet Retirement
Age: 54                                                          Services LLC and various
                                                                 affiliates. Also,
                                                                 Chairman of the Board and
                                                                 President of CitiStreet
                                                                 Financial Services LLC
                                                                 and the Manager.

Raymond Martin*            Director              1 1/2 years     Vice President,                  Four               None
3 Pine Hill Dr.                                                  CitiStreet LLC. Also,
Batterymarch Park III                                            President of CitiStreet
JMB4                                                             Advisors LLC and various
Quincy, MA 02169                                                 affiliates; Principal,
Age: 38                                                          State Street Capital
                                                                 Markets; and Financial
                                                                 Services Executive, State
                                                                 Street -- Retirement
                                                                 Investment Services
                                                                 Division. Prior to 1997,
                                                                 Partner of Ayco Company
                                                                 (financial planning).

                             Independent Directors

                                                   Term of                                      Number of
                                                 Office and                                   Portfolios in          Other
                              Position(s)         Length of                                   Fund Complex       Directorships
                               Held with            Time          Principal Occupation(s)      Overseen by          Held by
 Name, Address, and Age          Fund             Served**          During Past 5 Years         Director           Director
-------------------------  -----------------  -----------------  -------------------------  -----------------  -----------------
Linda Walker Bynoe         Director                8 years       President and Chief               Four               None
c/o CitiStreet                                                   Operating Officer,
Two Tower Center                                                 Telemat, Ltd.
East Brunswick, NJ 08816                                         (consulting).
Age: 50

Jane DiRenzo Pigott        Director                8 years       Partner, Environmental            Four               None
c/o CitiStreet                                                   Law Department,
Two Tower Center                                                 Winston & Strawn (law
East Brunswick, NJ 08816                                         firm).
Age: 45

John G. Beam, Jr.          Director                8 years       Chairman of the Board,            Four               None
c/o CitiStreet                                                   Acordia of Kentucky, Inc.
Two Tower Center                                                 (insurance). Prior to
East Brunswick, NJ 08816                                         1998, Chairman of the
Age: 55                                                          Board, Harris & Harris of
                                                                 Kentucky, Inc.
                                                                 (insurance).

Nicholas D. Yatrakis       Director                8 years       Physician in private              Four               None
c/o CitiStreet                                                   practice.
Two Tower Center
East Brunswick, NJ 08816
Age: 55

Steven I. Weinstein        Director                8 years       Deputy General Counsel,           Four               None
c/o CitiStreet                                                   Foster Wheeler
Two Tower Center                                                 Corporation; President
East Brunswick, NJ 08816                                         and Director, Foster
Age: 55                                                          Wheeler Real Estate
                                                                 Development Corporation.

                    Principal Officers who are Not Directors

                                                   Term of                                      Number of
                                                 Office and                                   Portfolios in
                              Position(s)         Length of                                   Fund Complex       Directorships
                               Held with            Time          Principal Occupation(s)      Overseen by          Held by
 Name, Address, and Age          Fund             Served**          During Past 5 Years          Officer            Officer
-------------------------  -----------------  -----------------  -------------------------  -----------------  -----------------
Paul S. Feinberg           President               8 years       Executive Vice President         Four               None
Two Tower Center                                                 and General Counsel,
East Brunswick, NJ 08816                                         CitiStreet Retirement
Age: 59                                                          Services LLC. Also,
                                                                 Senior Vice President and
                                                                 General Counsel of CFS,
                                                                 the Manager and various
                                                                 affiliates.

William Valentine          Executive Vice        1 1/2 years     Executive Vice President,        Four               None
Two Tower Center           President and                         Chief Financial Officer,
East Brunswick, NJ 08816   Treasurer                             and Treasurer, CitiStreet
Age: 45                                                          Retirement Services LLC.
                                                                 Also, Senior Vice
                                                                 President, Chief
                                                                 Financial Officer and
                                                                 Treasurer of CFS, the
                                                                 Manager and various
                                                                 affiliates. Prior to June
                                                                 2000, Americas Operations
                                                                 and Technology Head,
                                                                 Citibank The Private
                                                                 Bank.

Lori M. Renzulli           Secretary               4 years       Assistant Counsel,               Four               None
Two Tower Center                                                 CitiStreet Retirement
East Brunswick, NJ 08816                                         Services LLC and various
Age: 36                                                          affiliates. Prior to
                                                                 January 1998, Legal
                                                                 Assistant, The Copeland
                                                                 Companies.

---------------

  * Mr. Dughi and Mr. Martin are "interested" directors as that term is defined under the Investment Company Act of 1940 because they are officers and/or directors of the Company's investment adviser and its affiliates. The other directors are referred to as "independent directors" because they are not "interested" directors as that term is defined under the Investment Company Act of 1940.
 ** There is no set term of office for the Company's directors and officers. The table lists the number of years the person has served the Company in the listed capacity.

THE CITISTREET(SM) FUNDS

[THE CITISTREET FUNDS LOGO]

(C)Copyright 1993-2002 CitiStreet Funds Management LLC